                                                                   EXHIBIT 10.10


                       CONFIDENTIAL TREATMENT REQUESTED.



                CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN
                 REDACTED PURSUANT TO A REQUEST FOR CONFIDENIAL
              TREATMENT PREVIOUSLY GRANTED BY THE COMMISSION UNDER
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934,
                 AS AMENDED, AND THE SPECIFIC PORTIONS THAT THE
                 REGISTRANT DESIRES TO BE KEPT CONFIDENTIAL ARE
             MARKED WITH *** AT THE REDACTED PORTION AND FOOTNOTED
              "CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
                              WITH THE COMMISSION"

Transaction Document       February 25, 2003
CERTEGY/IBM CONFIDENTIAL

                                  CERTEGY/IBM

                MASTER AGREEMENT FOR OPERATIONS SUPPORT SERVICES
                          TRANSACTION DOCUMENT #03-01
                                (UNITED STATES)

1.0 INTRODUCTION

This Transaction Document, effective as of March 5, 2003 (the "Effective Date"), is entered into by Certegy Inc., a corporation having its primary place of business at 11720 Amber Park Drive, Alpharetta, Georgia 30004 ("Certegy"), and International Business Machines Corporation ("IBM"), having offices located at Route 100, Somers, New York 10589. The Services (as defined herein) will be provided by IBM to Certegy under the terms and conditions of the Master Agreement for Operations Support Services dated June 29, 2001 between Certegy and IBM, as amended from time to time (the "Master Agreement"), and this Transaction Document, its Supplement and its Schedules A through V attached hereto for each Tower (this "Transaction Document"). Terms and conditions that are specific to this Transaction Document, but do not deviate from or conflict with the provisions of the Master Agreement, are set forth in Section 4.0 hereof entitled "Transaction Unique Terms." Terms and conditions of this Transaction Document that deviate from or are in conflict with the Master Agreement are set forth in Section 5.0 hereof entitled "Deviations from Terms of the Master Agreement." In the event of a conflict between the provisions of this Transaction Document and the Master Agreement, the provisions of the Master Agreement shall be controlling except for the deviating and conflicting provisions set forth in Section 5.0 hereof, which will control over the provisions of the Master Agreement.

2.0 DEFINITIONS

Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and the Schedules attached hereto. Terms capitalized and defined herein shall have the meaning set forth herein.

     a.   Commencement Date has the meaning set forth in Section 4.1 herein.

     b. Contract Year means the consecutive twelve month period beginning September 1 continuing through August 31 of the following year during the Term of this Transaction Document. The first Contract Year shall begin on September 1, 2003.

     c. Custom Utility Software means code which causes the Applications Software and/or Systems Software and/or the Machines and/or Services to function, operate and/or communicate as part of an integrated compatible system in connection with the Services.

     d.   Customer Data means any information contained in a Customer Database.

     e. Customer Database means any database at any time established (whether in magnetic, paper or other form) by, or on behalf of, or at the direction of, Certegy or an Authorized

Transaction Document       February 25, 2003
CERTEGY/IBM CONFIDENTIAL

          User under this Transaction Document which contains information relating to Certegy or its Authorized Users (including account and transaction data).

     f. Certegy Data Center means the Certegy data center located in St. Petersburg, Florida, from which IBM provides the majority of the Services.

     g. Disaster Recovery Plan has the meaning set forth in Schedule G to this Transaction Document.

     h.   Effective Date has the meaning set forth in Section 1.0 herein.

     i. Excusable Downtime has the meaning set forth in Schedule S to this Transaction Document.

     j. Facilities--means any location: (1) owned, leased, rented, or used by Certegy that IBM may use in providing the Services; and (2) that is listed in Schedule T (Facilities).

     k. IBM Data Center means the IBM data center from which IBM provides console operations activities in support of the Services.

     l. IBM Help Desk means an IBM Customer Service Center from which IBM provides Help Desk Services.

     m. IBM Logo Products means products made generally available by IBM or an Affiliate of IBM and bearing a logo of IBM and/or an IBM Affiliate.

     n.   Master Agreement has the meaning set forth in Section 1.0 herein.

     o.   Procedures Manual has the meaning set forth in Section 4.6 herein.

     p. Scheduled Downtime has the meaning set forth in Schedule S to this Transaction Document.

     q. Sensitivity Factor has the meaning set forth in Schedule J 3.0 to this Transaction Document.

     r.   Services has the meaning set forth in Section 3.1 herein.

     s.   Systems management Control (SMC) has the meaning set forth in Section
          4.5 herein.

     t.   Transaction Document has the meaning set forth in Section 1.0 herein.

     u. Transition Plan means the plan for transition set forth in Schedule H to this Transaction Document.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

3.0 SERVICES, CHARGES AND CREDITS

3.1 SERVICES

IBM will provide to Certegy the Services for the Mainframe Tower:

     -    Mainframe Tower includes:

          Help Desk Services

          Desktop Services

          SNA Network Services

The scope and composition of the Services and the responsibilities of the Parties with respect to the Services are detailed in each Schedule E to this Transaction Document with respect to the Mainframe Tower, and Schedules A through V attached hereto.

Any existing and future Projects under this Transaction Document for which IBM will be responsible will be described in Schedule N. Schedule N shall include, but not be limited to, project management, design, testing, documentation, implementation and training responsibilities for each Project and the charges with respect thereto.

3.2 CHARGES AND CREDITS

In addition to other provisions in the Master Agreement and this Transaction Document addressing charges and credits, the Supplement and Schedule J hereto entitled "Charging Methodologies," set forth the pricing, charging methodologies and measures of utilization for the Services including, without limitation, the Baselines of Resource Units to be provided to Certegy by IBM hereunder, the Monthly Charges, Termination Charges and charges and credits for additional and reduced resources. Further, Schedule J and Schedule S hereto entitled "Service Levels and Service Credits" set forth certain credits to Certegy and/or charges to IBM.

4.0 TRANSACTION UNIQUE TERMS

The terms and conditions in this Section 4 are in addition to the terms and conditions set forth in the Master Agreement, are specific to the Services arrangement described in this Transaction Document and are not intended to conflict with or deviate from any of the terms and conditions in the Master Agreement.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

4.1 TERM/COMMENCEMENT DATE

The term of this Transaction Document shall begin on the Effective Date and expire on August 31, 2013, unless earlier terminated in accordance with the terms of the Master Agreement or this Transaction Document. Except as provided in Section 4.3, the Commencement Date of Services is August 31, 2003.

4.2 TECHNOLOGY REFRESH

IBM will refresh (including, without limitation, upgrade, replace, augment, enhance, etc.) the IBM Machines used by IBM to provide the Services to the extent provided to Certegy by IBM for this Transaction Document in accordance with Section 6.2.(a) of the Master Agreement, at a level and with a frequency that will enable IBM at all times to perform and provide the Services in accordance with this Transaction Document. Pursuant to Section 6.2(a) of the Master Agreement, IBM has provided the technology refresh plan to Certegy showing the timing of the hardware and software upgrades and/or hardware refresh points during the term of this Transaction Document that are included in the Monthly Charges and reflected in the Baseline prior to the Effective Date. IBM will advise Certegy of any proposed changes in its technology refresh procedures and plans during each Annual Planning Meeting referred to in Schedule J of this Transaction Document.

4.3 TRANSITION

Schedule H to this Transaction Documents describes the Transition Plan, which shall begin upon the Effective Date of this Transaction Document. The Transition Plan, among other things, includes the joint development of the Desktop Refresh Plan by IBM and Certegy, including the rollout schedule of Desktop Refreshes ("Desktop Refreshes").

4.4 RETURN OF CUSTOMER DATA

If requested by Certegy at any time during the term of this Transaction Document, IBM shall promptly provide to Certegy, its Authorized Users or its or their nominees, in a form readily useable, current and updated copies of the Customer Data and Customer Databases. Certegy shall reimburse IBM for its reasonable cost, if any, of providing such Customer Data and Customer Databases.

4.5 SYSTEMS MANAGEMENT CONTROLS

During each Annual Planning Meeting referred to in Schedule J, IBM and Certegy will jointly review the Systems Management Control (SMC) procedures used by IBM, and IBM will make any reasonable changes that Certegy may request be made to the standard set of disciplines for managing the information systems used to provide the Services. This methodology will be applied to all the Services provided under this Transaction Document, shall be implemented as appropriate to the individual elements of the Services being provided, and shall be included in the Procedures Manual.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

4.6 PROCEDURES MANUAL

The "Procedures Manual" shall be jointly developed by IBM and Certegy during the Transition Period and approved by Certegy. The Procedures Manual will govern the performance of each element of the Services and will establish appropriate operating procedures, including, without limitation, escalation and problem resolution procedures, for the Services. During the term of this Transaction Document, the Parties may incorporate New Services into the Services provided pursuant to this Transaction Document and will amend the Procedures Manual in writing accordingly. IBM shall perform all Services in accordance with the Procedures Manual and the Master Agreement.

4.7 FACILITIES

a.   Certegy will provide IBM at no charge with:

     1. the use of space and support (including, without limitation, the use of copiers and fax machines) at Certegy's St. Petersburg, Florida; Alpharetta, Georgia; Tuscaloosa, Alabama; Madison, Wisconsin; and Salt Lake City, Utah locations (the "Facilities") reasonably necessary for the performance of the Services, which shall include all heat, light, power, air conditioning, uninterruptible power supply and other similar utilities, reasonable office space as shown in Schedule T of this Transaction Document, furniture, secure storage space and equipment staging facilities, local telephone service (long distance charges will be IBM's responsibility), office support services (including security and janitorial), and coordination of Facility access security requirements to be used by IBM in support of the Services. Certegy will provide IBM with reasonable access to the Facilities in order for IBM to perform its obligations hereunder in substantially the same manner as provided to Certegy employees performing similar job functions; and

     2. the same or similar access to Certegy's workplace services, such as parking and cafeteria facilities, if any, as Certegy provides to its employees and Subcontractors.

b. If Certegy relocates a Facility, or the portion of a Facility used by IBM to provide the Services, Certegy will:

     1. provide IBM with space and support in the new location that is comparable to the space and support provided in the previous location;

     2. reimburse IBM for any one time or ongoing expenses incurred as a result of the relocation; and

     3. if the relocation impacts IBM's ability to meet the Service Levels, relieve IBM from the affected Service Levels until the relocation is complete and the Service Levels are appropriately adjusted.

c. IBM's use of the Facilities does not constitute or create a leasehold interest.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

To the extent that IBM's equipment or software is located at a Facility and such equipment and/or software is part of the System used to provide the Services, Certegy appoints IBM as Certegy's attorney-in-fact, with the full authority to act in its name and stead, for the limited purpose of executing, delivering and filing, in Certegy's name and on its behalf, financing statements and related filings in connection with such equipment and software. This limited power of attorney will be effective as of the Effective Date and will expire upon the expiration or earlier termination of this Transaction Document.

4.8 ECONOMIC CHANGE ADJUSTMENT (ECA)

An annual Economic Change Adjustment (the "ECA") to certain specified charges set forth in the Supplement for this Transaction Document shall be determined and calculated in accordance with Section 3.0 of Schedule J to this Transaction Document. Such adjustment may increase or decrease the Annual Services Charges, ARCs, and RRCs ("Charges") in the Supplement. The Charges, to which the annual ECA will be applied, are specified in the Supplement and Schedule J to this Transaction Document.

4.9 LIMITATIONS ON RIGHTS TO PERFORM SERVICES FOR OTHERS

Subject to Sections 8.4(c) and 11.2(d) of the Master Agreement, IBM will not:

     a. use information regarding the Certegy Business or skills which were obtained through association with Certegy and which provide Certegy with a competitive advantage in the Certegy Business to assist competitors of Certegy, including those identified in Section 4.9(b); nor

     b.   REDACTED ***

     c. Use these Facilities or the System to provide services to any third party without prior written approval of Certegy.

4.10 NOTICES

Notices pursuant to Section 17.10 of the Master Agreement, notifications will be addressed as follows:

For termination, breach or defaults, notify;

----------
***  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

     In the case of IBM:                  In the case of Certegy:

          IBM Global Project Executive         Chief Technology Officer
          IBM Corporation                      Certegy Inc.
          1505 Windward Concourse              11720 Amber Park Drive
          Alpharetta, Georgia 30005            Suite 600
          Facsimile: 770-663-9448              Alpharetta, Georgia 30004

     with a copy to:                      with a copy to:

          IBM General Counsel                  Law Department
          IBM Corporation                      Certegy Inc.
          Route 100                            11601 Roosevelt Boulevard
          Somers, New York 10589               TA-41
          Facsimile: 914-766-8444              St. Petersburg, Florida 33716

For all other notices:

     In the case of IBM:                  In the case of Certegy:

          IBM Global Project Executive         Chief Technology Officer
          IBM Corporation                      Certegy Inc.
          1505 Windward Concourse              11720 Amber Park Drive
          Alpharetta, Georgia 30005            Suite 600
          Facsimile: 770-663-9448              Alpharetta, Georgia 30004

          IBM Project Executive                Chief Information Officer
          11601 Roosevelt Boulevard            Certegy, Inc
          St. Petersburg, Florida 33716        11601 Roosevelt Boulevard
                                               St. Petersburg, Florida 33716

5.0 DEVIATIONS FROM TERMS OF THE MASTER AGREEMENT

The terms and conditions in this Section 5 are the terms and conditions that are deviations from or in conflict with the terms and conditions set forth in the Master Agreement.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

5.1 TERMINATION FOR CONVENIENCE Section 12.1(c) of the Master Agreement entitled "Termination" is modified for the purpose of this Transaction Document to the extent inconsistent with the following:

     Subject to payment by Certegy of the applicable Termination Charges and Wind Down Expenses as described in Schedule J or its Supplements, Certegy may terminate this Transaction Document for convenience at anytime after three (3) years from the Commencement Date by giving one hundred eighty
     (180) days or more prior written notice to IBM.

5.2 REDACTED ***

5.3 REDACTED ***

5.4 REDACTED ***

5.6 RESOURCES AND FACILITIES

For purposes of this Transaction Document, Section 5.3(d) of the Master Agreement is modified as follows:

     a.   The first sentence is revised to read as follows:

          IBM will have the right to change the location of the IBM activities associated with operating systems support, Help Desk and mainframe console operations provided as part of the Services under any Transaction Document with the prior written consent of Certegy (which consent shall not be unreasonably withheld) or upon the occurrence of a Force Majeure Event.

     b.   The following sentence is added at the end of the section:

          Except as provided in the first sentence of this Section 5.3(d), IBM may not change the location of any other aspects of the Services, and the delivery of Services without the prior written consent of Certegy, which may be withheld in its sole discretion.

5.7 OTHER RIGHTS UPON TERMINATION

For purposes of this Transaction Document and each other outstanding Transaction Document on the date hereof, Section 12.6(g) of the Master Agreement is modified to read as follows:

----------
***  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

     Upon the date of expiration or termination of the Agreement or any Transaction Document for any reason, the Certegy Group or its designee shall have the right to make offers of employment to any or all IBM employees performing Services on a substantially full time basis for the Certegy Group hereunder or under such Transaction Document, as applicable ("Service Employees"). Promptly after either Party provides the other Party written notice of termination or expiration, with the prior consent of each Service Employee (each of whom IBM will notify of Certegy's or its designee's interest), IBM agrees, subject to the agreement of the Service Employees, to supply Certegy or its designee with the names and resumes requested by Certegy or its designee for the purposes of exercising its rights under this Section 12.6, at no charge. Certegy's or its designee's rights under this Section 12.6 will take precedence over any IBM/employee employment contract or covenant that may otherwise limit an employee's right to accept employment with the Certegy Group or its designee.

5.8 COLA

The definition for "Cost of Living Adjustment ('COLA')" in Section 2 of the Master Agreement shall not apply to this Transaction Document. All other references to Cost of Living Adjustment or COLA contained in the Master Agreement are hereby replaced by references to the ECA.

5.9 SCHEDULES AND SUPPLEMENTS

Following is a listing of the Schedules and the Supplement applicable to this Transaction Document.

                              Table of Attachments

                                                                                     SCHEDULES
                                                                                    CONFIGURED
                                                                                        FOR      STANDARD
SCHEDULE                             SCHEDULE TITLE                                 EACH TOWER  SCHEDULES  APPLICABILITY
--------  -----------------------------------------------------------------         ----------  ---------  -------------
   A      Applications Software                                                          X                 Each Tower
   B      Systems Software                                                               X                 Each Tower
   C      Certegy Provided Hardware                                                      X                 Each Tower
   D      IBM Machines                                                                   X                 Each Tower
   E      Services and Operational and Financial Responsibilities                        X                 Each Tower
   F      Leases, Licenses and other Contracts                                           X                 Each Tower
   G      Disaster Recovery Services                                                     X                 Each Tower

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

   H      Transition Plan                                                                X                 Each Tower
   I      Network Locations                                                              X                 Network Tower
   J      Charging Methodologies and Measures of Utilization                                        X      Common
   K      Applications Installation Standards (Operating Environment IT Standards)       X                 Each Tower
   L      Security Procedures and Responsibilities--Data and Physical                    X                 Each Tower
   M      Help Desk Services                                                             X                 Each Tower
   N      Projects                                                                       X                 Each tower
   O      Affected Employees                                                                        X      Common
   P      Maintenance Terms                                                                         X      Common
   Q      Outstanding Employee Claims                                                               X      Common
   R      Service Transfer Assistance                                                               X      Common
   S      Performance Standards, Minimum Service Levels and Service Credits                         X      Common
   T      Certegy Provided Office Furnishings and Facilities                             X                 Each Tower
   U      Bill of Sale                                                                              X      Common
   V      Key Employees                                                                             X      Common

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS TRANSACTION DOCUMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS TRANSACTION DOCUMENT AND 2) THE MASTER AGREEMENT, INCLUDING AMENDMENTS TO THOSE DOCUMENTS FROM TIME TO TIME EXECUTED BY THE PARTIES. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

Accepted by:                            Accepted by:

CERTEGY INC.                            INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION


By:                                     By:
    ----------------------------------      ------------------------------------
    Authorized Signature                    Authorized Signature


                                        ----------------------------------------
Name (Type or Print)             Date   Name (Type or Print)                Date

Transaction Document US    March 5, 2003
CERTEGY/IBM CONFIDENTIAL

                                  SCHEDULE A OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                              APPLICATIONS SOFTWARE

This Schedule lists the "Applications Software - Certegy" and "Applications Software - IBM" that IBM will operate for Certegy in performance of the Services. This is an inventory listing that will be updated during the term of this Transaction Document.

SECTION A-1 APPLICATIONS SOFTWARE - CERTEGY

                         APPLICATIONS SOFTWARE - CERTEGY

                                                                                                  RESPONSIBILITY
                                                                                                (I = IBM C = CERTEGY)
                                                                                        ------------------------------------
ITEM NO.      PREFIX                APPLICATION NAME/DESCRIPTION             LICENSEE   Oper(1)   Fin(2)   Maint(3)   Dev(4)
--------   -----------   -------------------------------------------------   --------   -------   ------   --------   ------
    1          TBS       The Bank Card System                                              I         C         C         C
    2          TBS       The Collections System                                            I         C         C         C
    3          TBS       TBS Authorization System                                          I         C         C         C
    4          TBS       Service Link System                                               I         C         C         C
    5          B2K       Base 2000 Bank Card System                                        I         C         C         C
    6          B2K       Base 2000 Collections Systems                                     I         C         C         C
    7          B2K       Base 2000 Authorization System                                    I         C         C         C
    8          B2K       Service Link: Mainframe Interface to Service View                 I         C         C         C
    9        Merchant    Merchant Processing                                               I         C         C         C
   10        Merchant    New Replacement for Merchant Processing                           I         C         C         C
   11          DEP       Settlement and Deposit                                            I         C         C         C
   12          DEP       New Replacement for Settlement and Deposit                        I         C         C         C
   13      Lettercheck   Bank Card Checks                                                  I         C         C         C
   14       Scorecard    Bonus Points                                                      I         C         C         C
   15       Pass Thru    Debit Transactions                                                I         C         C         C
   16         Falcon     Fraud Detection                                                   I         C         C         C
   17       Cardsource   Mainframe TBS BankCard file                                       I         C         C         C
               File      transfers to and from Cardsource
            Interfaces   application
   18       Pass thru    New Replacement for Pass Thru                                     I         C         C         C
               New
   19           IB       Billing                                                           I         C         C         C
   20        Loyalty     Loyalty Mgt System                                                I         C         C         C
   21          TBS       Statement of Services                                             I         C         C         C
   22         Check      Check Authorization System                                        I         C         C         C
   23           CM       Check Management                                                  I         C         C         C
   24          ILF*      Inquiry log                                                       I         C         C         C
   25          PW*       Pathways                                                          I         C         C         C

Schedule A                  March 14, 2003
CERTEGY/IBM CONFIDENTIAL

                         APPLICATIONS SOFTWARE - CERTEGY

                                                                                                   RESPONSIBILITY
                                                                                                (I = IBM C = CERTEGY)
                                                                                        ------------------------------------
ITEM NO.      PREFIX                APPLICATION NAME/DESCRIPTION             LICENSEE   Oper(1)   Fin(2)   Maint(3)   Dev(4)
--------   -----------   -------------------------------------------------   --------   -------   ------   --------   ------
   26           DI*      Derogatory Information                                            I         C         C         C
   27           IN       Utilities                                                         I         C         C         C
   28           CL*      Claims                                                            I         C         C         C
   29           PA       Support                                                           I         C         C         C
   30           DW*      Data Warehouse                                                    I         C         C         C
   31           CA*      ACH                                                               I         C         C         C

SECTION A-2 APPLICATIONS SOFTWARE - IBM

                           APPLICATIONS SOFTWARE - IBM

                                                                                                   RESPONSIBILITY
                                                                                                (I = IBM C = CERTEGY)
                                                                                        ------------------------------------
ITEM NO.      PREFIX                APPLICATION NAME/DESCRIPTION             LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
--------   -----------   -------------------------------------------------   --------   -------   ------   --------   ------

IBM IS NOT OPERATING ANY "IBM MAINFRAME TOWER APPLICATIONS SOFTWARE - IBM" AS OF THE COMMENCEMENT DATE

NOTES:

(1) "OPER" means operational responsibility for the Applications Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases and any other related charges for the Applications Software listed in this Schedule but does not include the cost for new Versions. Certegy has financial responsibility for all costs related to the purchase of new Versions.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Applications Software listed in this Schedule.

(4) "DEV" means maintenance development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Applications Software listed in this Schedule.

* Applications are cross-platform. These items are listed for the mainframe part of the applications.

                                  SCHEDULE B OF

                           TRANSACTION DOCUMENT #03-01

                                 (UNITED STATES)

                                 MAINFRAME TOWER

                                 SYSTEM SOFTWARE

This Schedule B lists the Systems Software - Certegy and Systems Software - IBM that IBM will operate for Certegy in performance of the Services.

This is an inventory listing and will be updated during the term of this Transaction Document.

                      SECTION B-1 SYSTEMS SOFTWARE - IBM

                                                                               RESPONSIBILITY
                                                                            (I = IBM C = CERTEGY)
ITEM    PRODUCT                                                     ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION              LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   ------------------------------------   --------   -------   ------   --------   ------
1      5645-005   System Automation for                     IBM        I         I         I         I
                  OS/390
2      5648-A25   COBOL for OS/390 & VM V2                  IBM        I         I         I         I
3      5648-063   ACF/NCP V5.4                              IBM        I         I         I         I
4      5655-A46   JAVA for OS/390 V1R1M0                    IBM        I         I         I         I
5      5655-A95   MQSERIES FOR OS/390 V.2.1                 IBM        I         I         I         I
6      5655-B17   PSF V3 for OS/390                         IBM        I         I         I         I
7      5655-D35   JAVA (TM) 2 Technology Edition 1.1.0      IBM        I         I         I         I
8      5655-D44   XML Toolkit for OS/390 1.1.0              IBM        I         I         I         I
9      5655-041   ACF/SSP Version 4 MVS                     IBM        I         I         I         I
10     5655-147   CICS TS for OS/390                        IBM        I         I         I         I
11     5655-279   BTAM/SYSTEM PRODUCT                       IBM        I         I         I         I
12     5665-333   NetView Performance Mon. (NPM)            IBM        I         I         I         I
13     5668-958   VS COBOL II Comp Lib and Debug            IBM        I         I         I         I
14     5675-DB2   DB2 UDB for OS/390                        IBM        I         I         I         I
15     5675-DB2   QMF for OS/390 (feat of DB2)              IBM        I         I         I         I
16     5688-190   PPFA/370                                  IBM        I         I         I         I
17     5694-A01   z/OS V1 Base                              IBM        I         I         I         I
18     5694-A01   z/OS V1 DFSMS dsshsm                      IBM        I         I         I         I
19     5694-A01   z/OS V1 HLASM Toolkit                     IBM        I         I         I         I
20     5694-A01   z/OS V1 RMF                               IBM        I         I         I         I
21     5694-A01   Z/OSV1 SDSF                               IBM        I         I         I         I
22     5697-B82   Tivoli NetView Enterprise                 IBM        I         I         I         I
23     5735-XXB   Emulation Program Version 1               IBM        I         I         I         I
24     5740-CB1   COBOL Compiler/Library V1                 IBM        I         I         I         I

Schedule B                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

                      SECTION B-1 SYSTEMS SOFTWARE - IBM

                                                                               RESPONSIBILITY
                                                                            (I = IBM C = CERTEGY)
ITEM    PRODUCT                                                     ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION              LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   ------------------------------------   --------   -------   ------   --------   ------
25     5798-DXQ   ICFRU 1.1.0                               IBM        I         I         I         I
26     5655-A25   AFP TOOLBOX FOR MVS                       IBM        I         I         I         I
27     5648-D68   DB2 UTILITIES SUITE SUBSCRIPTION          IBM        I         I         I         I
28     5697-E98   DB2 UTILITIES SUITE                       IBM        I         I         I         I
29     5697-B82   GRAPHICAL ENTERPRISE LE 370               IBM        I         I         I         I

                    SECTION B-2: SYSTEMS SOFTWARE - CERTEGY

                                                                               RESPONSIBILITY
                                                                           (I - IBM C = CERTEGY)
ITEM                                   SOFTWARE                     ------------------------------------
 NO.           VENDOR              NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------   ----------------------   --------   -------   ------   --------   ------
1      FUJITSU (AMDAHL)         TDMF                     Certegy       I         I         I        NA
2      ASI                      PKZIP                    Certegy       I         I         I        NA
3      BMC (BOOLE & BABBAGE)    EASYPOOL(POOL DASD)(5)   Certegy       I         I         I        NA
4      BMC (BOOLE & BABBAGE)    STOP/X37II(5)            Certegy       I         I         I        NA
5      CANDLE                   OMEGAMON II/EPILOG(5)    Certegy       I         I         I        NA
6      CANDLE                   OMEGAMON II CICS(5)      Certegy       I         I         I        NA
7      CANDLE                   OMEGAMON II MVS(5)       Certegy       I         I         I        NA
8      CHICAGOSOFT              MVS QUICKREF             Certegy       I         I         I        NA
9      COMM-PRO                 COMM-PRO(6)              Certegy       I         I         I        NA
10     COMPUTER ASSOCIATES      ACF2/MVS                 Certegy       I         I         I        NA
11     COMPUTER ASSOCIATES      CA-1                     Certegy       I         I         I        NA
12     COMPUTER ASSOCIATES      CA-11                    Certegy       I         I         I        NA
13     COMPUTER ASSOCIATES      CA-7                     Certegy       I         I         I        NA
14     COMPUTER ASSOCIATES      CA90S                    Certegy       I         I         I        NA
15     COMPUTER ASSOCIATES      EASYTRIEVE PLUS          Certegy       I         C         C        NA
16     COMPUTER ASSOCIATES      ENDEVOR/MVS BASE         Certegy       I         I         I        NA

                    SECTION B-2: SYSTEMS SOFTWARE - CERTEGY

                                                                               RESPONSIBILITY
                                                                           (I - IBM C = CERTEGY)
ITEM                                   SOFTWARE                     ------------------------------------
 NO.           VENDOR              NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------   ----------------------   --------   -------   ------   --------   ------
17     COMPUTER ASSOCIATES      ENDEVOR/MVS              Certegy       I         I         I        NA
                                AUTOMATED CONFIG MGR
18     COMPUTER ASSOCIATES      ENDEVOR/MVS              Certegy       I         I         I        NA
                                EXTENDED PROCESSOR
19     COMPUTER ASSOCIATES      ENDEVOR/MVS              Certegy       I         I         I        NA
                                EXTERNAL SECURITY
                                INTERFACE
20     COMPUTER ASSOCIATES      ENDEVOR/MVS              Certegy       I         I         I        NA
                                PARALLEL DEV MGR
21     COMPUTER ASSOCIATES      ENDEVOR/MVS              Certegy       I         I         I        NA
                                QUICKEDIT
22     COMPUTER ASSOCIATES      FAVER FOR MVS            Certegy       I         I         I        NA
23     COMPUTER ASSOCIATES      JCLCHECK                 Certegy       I         I         I        NA
24     COMPUTER ASSOCIATES      LIBRARIAN                Certegy       I         I         I        NA
25     COMPUTER ASSOCIATES      MULTI IMAGE              Certegy       I         I         I        NA
                                CONSOLE
26     COMPUTER ASSOCIATES      MULTI IMAGE              Certegy       I         I         I        NA
                                ALLOCATION
27     COMPUTER ASSOCIATES      MULTI IMAGE              Certegy       I         I         I        NA
                                INTEGRITY W/EDIF
28     COMPUTER ASSOCIATES      OPS/MVSII JES2           Certegy       I         I         I        NA
29     COMPUTER ASSOCIATES      TPX ADV DATA             Certegy       I         I         I        NA
                                COMPRESS OPT NVI/TPX
30     COMPUTER ASSOCIATES      TPX MAILBOX              Certegy       I         I         I        NA
                                OPTION
31     COMPUTER ASSOCIATES      TPX MULTISESSION         Certegy       I         I         I        NA
32     COMPUTER ASSOCIATES      TPX ACL/E                Certegy       I         I         I        NA
33     COMPUTER ASSOCIATES      TSOMON                   Certegy       I         I         I        NA
34     COMPUTER ASSOCIATES      VIEW/MVS                 Certegy       I         I         I        NA
35     COMPUTER ASSOCIATES      DELIVER/MVS              Certegy       I         I         I        NA
36     COMPUTER ASSOCIATES      XCOM                     Certegy       I         I         I        NA
37     COMPUTER ASSOCIATES      VlSION:EXCEL             Certegy       I         I         I        NA
       (STERLING)               (BASE)

                    SECTION B-2: SYSTEMS SOFTWARE - CERTEGY

                                                                               RESPONSIBILITY
                                                                           (I = IBM C = CERTEGY)
ITEM                                   SOFTWARE                     ------------------------------------
 NO.           VENDOR              NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------   ----------------------   --------   -------   ------   --------   ------
38     COMPUTER ASSOCIATES      VISION:RESULTS           Certegy        I        I         I        NA
       (STERLING)
39     COMPUWARE                ABEND AID/CICS           Certegy        I        I         I        NA
40     COMPUWARE                ABEND-AID/XLS            Certegy        I        I         I        NA
41     COMPUWARE                XPEDITER/TSO             Certegy        I        I         I        NA
42     COMPUWARE                XPEDITER/CICS            Certegy        I        I         I        NA
43     COMPUWARE                XPEDITER/CICS ASM        Certegy        I        I         I        NA
                                OPTION
44     COMPUWARE                FILEAID/MVS              Certegy        I        I         I        NA
45     COMPUWARE                STROBE/MVS               Certegy        I        I         I        NA
                                SYSPLEX
46     COMPUWARE                STROBE/CICS              Certegy        I        I         I        NA
47     COMPUWARE                ADV SESSION MGT FEAT.    Certegy        I        I         I        NA
48     COMPUWARE                STROBE DB2               Certegy        I        C         C        NA
49     COMPUWARE                iSTROBE                  Certegy        I        C         C        NA
50     COMPUWARE                MQSTROBE                 Certegy        I        C         C        NA
51     COMPUWARE                DBA Expert for DB2       Certegy        I        C         C        NA
52     DOCSENSE                 CICS Windows             Certegy        I        I         I        NA
       (PITNEY BOWES)           Maint.
53     DOCSENSE                 FINALIST                 Certegy        I        I         I        NA
       (PITNEY BOWES)           NATIONAL
54     DOCSENSE                 STREAMWEAVER             Certegy        I        I         I        NA
       (PITNEY BOWES)
55     DOCSENSE                 DIALOG                   Certegy        I        I         I        NA
       (PITNEY BOWES)
56     DOCSENSE                 Z4 Ext Maintenance(6)    Certegy        I        I         I        NA
       (PITNEY BOWES)
57     INNOVATION DATA          FDR                      Certegy        I        I         I        NA
       PROCESSING
58     INNOVATION DATA          CPK                      Certegy        I        I         I        NA
       PROCESSING
59     INNOVATION DATA          ABR                      Certegy        I        I         I        NA
       PROCESSING
60     INNOVATION DATA          IAM                      Certegy        I        I         I        NA
       PROCESSING
61     LEVI, RAY AND            VPS                      Certegy        I        I         I        NA
       SHOUP

                    SECTION B-2: SYSTEMS SOFTWARE - CERTEGY

                                                                               RESPONSIBILITY
                                                                           (I = IBM C = CERTEGY)
ITEM                                   SOFTWARE                     ------------------------------------
 NO.           VENDOR              NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------   ----------------------   --------   -------   ------   --------   ------
62     NETEC INTERNATIONAL      CAFC                     Certegy       I         I         I        NA
63     OPENCONNECT              FTP/SERVER               Certegy       I         I         I        NA
64     OPENCONNECT              OC/SOCKET                Certegy       I         I         I        NA
65     PRIME FACTORS            SECURITY SOFTWARE BCSS   Certegy       I         I         I        NA
                                MVS-formerly PMS(6)
66     SAS INSTITUTE            SAS BASE/MVS(5)          Certegy       I         I         I        NA
67     SAS INSTITUTE            SAS CONNECT/MVS(5)       Certegy       I         I         I        NA
68     SECURITY DYNAMICS        SECUREID                 Certegy       I         C         C        NA
69     STERLING COMMERCE        CONNECT:DIRECT OS390     Certegy       I         I         I        NA
70     STERLING COMMERCE        CONNECT:ENTERPRISE       Certegy       I         I         I        NA
71     SYNCSORT                 SYNCSORT MVS             Certegy       I         I         I        NA
72     UNICOM SYSTEMS           CICS/WINDOWS             Certegy       I         I         I        NA
73     UNITECH                  ACR/PLUS MVS             Certegy       I         I         I        NA

NOTES:

(1) "OPER" means operational responsibility for the Systems Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases, Versions and any other related charges for the Systems Software listed in this Schedule.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Systems Software listed in this Schedule.

(4) "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Systems Software listed in this Schedule.

(5) "SUSPENDED LICENSES" - These Certegy licenses will be suspended following the Commencement Date and IBM will use its own licenses for these products. However, IBM will still be subject to the terms and conditions of [Section 5.3] of this Transaction Document regarding 'paid up' licenses.

(6) "In the event the procurement of the Licenses and ongoing Maintenance fees for these three products (Prime Factor, CommPro and Z4) collectively exceed $200,000 during the Term of this Transaction Document, then any amount over $200,000 will be the financial responsibility of Certegy. IBM will notify Certegy and obtain Certegy's written approval before exceeding the $200,000 figure.

With respect to an event where a software product requires replacement, for example, a software vendor no longer supports its product or sunsets it product requiring a replacement with a new supported product requiring a one time acquisition charge, the following shall apply: (i) Certegy is responsible for any one time acquisition charge, (ii) with respect to (i) of this paragraph, the Parties will work together to acquire a replacement product, if any, at the best available price, (iii) Section 3.11 of the Master Agreement shall apply for the adjustment of the difference of the reoccurring maintenance charges between the new and replaced product.

Furthermore, the Parties agree to cooperate in the identification of and pursuit of opportunities to convert Third Party System Software to IBM System Software. The Parties will develop a plan to convert certain existing product(s) with IBM product(s) provided that Certegy shall have no obligation to convert or permit the conversion of existing products to IBM products. The plan will identify such criteria and long term cost savings, implementation costs and other factors necessary for a successful conversion as agreed between the Parties. Upon the successful implementation of any plan, the parties will amend this Schedule to appropriately reflect the change in products and attendant charges in the Supplement, if any.

IBM is assuming Certegy software licenses as of the Effective Date are licensed at the level required to operate on the current Amdahl 2064E machine rated at 883 MIPS. Certegy is responsible for guaranteeing these licenses are at this level and if they are not, Certegy is responsible for upgrading these licenses to the current Amdahl 2064E, 883 MIPS, and will pay any associated costs if applicable.

                                  SCHEDULE C OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                            CERTEGY PROVIDED HARDWARE

This schedule lists the machines (IBM or OEM) that Certegy owns, leases or rents that IBM requires in order to provide the Services under this Transaction Document. This is an inventory listing that will be updated through the term of this Transaction Document.

                   MACHINE
  MACHINE TYPE      MODEL         DESCRIPTION         MACHINE S/N     NOTES
  ------------     -------   ---------------------   ------------   --------
Amdahl 4745/4746             FEP                     3100249
Amdahl 4745/4746             FEP                     3105259
Amdahl 4745/4746             FEP                     3100032
Amdahl 4745/4746             FEP                     3100672
Amdahl 4745/4746             FEP                     3100745
Channel Extender             Computerm               00049          St. Pete
Channel Extender             Computerm               00012          Madison
Channel Extender             Computerm               00134          spare
Round reel tape     4670     STK                     12000001379
Round reel tape     4670     STK                     12000001625
Terminal            3174     IBM                     N7174
   Controllers
Terminal            3174     IBM                     M8562
   Controllers
Terminal            3174     IBM                     BG304
   Controllers
Terminal            3174     IBM                     M8601
   Controllers
Terminal            3174     IBM                     M8568
   Controllers
Terminal            3174     IBM                     M5955
   Controllers
Terminal            3174     IBM                     AC141
   Controllers
Terminal            3174     IBM                     BK098
   Controllers
Terminal            3174     IBM                     AK091
   Controllers
Terminal            3174     IBM                     M8566
   Controllers
Terminal            3174     IBM                     BQ539
   Controllers
Terminal            3174     IBM                     M9599
   Controllers

Schedule C                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

Terminal            3174     IBM                     N7170
   Controllers
Terminal            3174     IBM                     AC195
   Controllers
Terminal            3174     IBM                     M4630
   Controllers
Terminal            3174     IBM                     AC176
   Controllers
Terminal            3174     IBM                     AV320
   Controllers
Terminal            3174     IBM                     AV319
   Controllers
Console Printer
Dumb Terminal                IBM (8 devices)
   Consoles
Workstations                 IBM (8 devices)
9032                005      ESCON Directors
STK Timberline      9490-    4 Tape drives           316000012764
                    M44
STK Timberline      9490     2 tape drives           232000010042
                    M32
STK Round Reel      4670     Tape Drive              12000001625
STK Round Reel      4670     Tape Drive              12000001379
STK 18 Track        4480     Tape Drive              3000003823
                    M22
STK 18 Track        4480     Tape Drive Controller   2000003547
                    M20

Note: IBM's Annual Service Charge includes hardware maintenance on the Amdahl 4745's and the IBM 9032 ESCON Directors above. Certegy to provide maintenance on 3174's, workstations, consoles, tape drives noted above and Channel Extenders. The Amdahl 4745's are not subject to refresh by IBM.

                                 SCHEDULE D OF
                          TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                                  IBM MACHINES

This schedule lists the machines (IBM or OEM) that IBM owns, leases or rents and which IBM requires in order to provide the Services under this Transaction Document. This is an inventory listing that will be updated through the term of this Transaction Document.

MACHINE    MACHINE
TYPE        MODEL        DESCRIPTION       MACHINE S/N   NOTES
--------   -------   -------------------   -----------   -----
IBM 2064     1C4     Mainframe
IBM 2105     800     Storage Array-Shark
IBM 2105     800     Storage Array-Shark
IBM 3494     B20     VTS Tape Lib
IBM 3494     B20     VTS Tape Lib
IBM 2064     1C4     PR/SM Feature

Schedule D                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

                                  SCHEDULE E OF
                          TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                           MAINFRAME TOWER - MAINFRAME
  SERVICES, LOCATION OF FACILITIES, OPERATIONAL AND FINANCIAL RESPONSIBILITIES

1.0  INTRODUCTION

     A. This Schedule E "Mainframe Tower" describes certain duties, obligations and responsibilities of IBM and Certegy as related to the Mainframe Tower operations and management. Unless otherwise expressly provided in this Schedule E, all services described herein shall be performed and provided by IBM for the charges described in Schedule J, and no other charges shall apply to such services.

     B. During the term of this Transaction Document, IBM will provide services to Certegy from the Certegy Data Center where the mainframe data processing is performed by IBM and the IBM Data Center which is a remote IBM site where console management and other support services are provided (the "IBM Data Center"), using the Machines, the Applications Software and the Systems Software provided by Certegy and IBM as required by this Schedule E "Mainframe Tower". Additionally, IBM will provide such other services as requested and approved by Certegy during the term of this Transaction Document as New Services in accordance with Section 3.12 and Section 9.6 of the Master Agreement.

     C. The descriptions contained in this Schedule E "Mainframe Tower" of specific types of services, and methods and procedures used to perform such services, set forth how IBM will deliver the Services described herein.

     D.   Definitions:

          "NON-PRIME TIME" means all hours other than Prime Time.

          "PRIME TIME" means for US processing 8:00 am - 8:00 pm Eastern Standard Time Monday through Friday.

All capitalized terms used and not defined in this Schedule E "Mainframe Tower" shall have the meanings given them elsewhere in the Agreement.

2.0  SYSTEMS MANAGEMENT CONTROLS

     In general, IBM's Systems Management Controls responsibilities shall include, without limitation, the following processes:

Schedule E Mainframe        March 14, 2003
CERTEGY/IBM CONFIDENTIAL

     A. BATCH MANAGEMENT - controlling production batch work including the scheduling of resources, including hardware and software resources, the processing of data and transactions and the distribution of data/information between users and facilities. Certegy instructions on what, when and how to schedule and recover shall be provided to IBM and documented in the Procedures Manual. Setup and scheduling shall be performed and controlled by IBM in cooperation with Certegy and in accordance with the Procedures Manual except for the automatic scheduling that will be performed by the Systems Software and Applications Software. Batch jobs run outside of the CA-7 batch processing system are the responsibility Certegy to support.

     B. CAPACITY MANAGEMENT - the maintenance of tactical and strategic plans to ensure that the mainframe environments accommodate Certegy's capacity plans and business requirements. The capacity management processes will require Certegy's input and review. As part of its capacity management responsibilities, IBM will monitor Certegy resource usage and make recommendations on how to reduce and/or improve resource usage and/or consumption.

     C. CHANGE MANAGEMENT - to assess timing or impact of the proposed changes to the production environment as limited to areas under IBM management including operating system and hardware changes, schedule the promotion into the production environment as appropriate, notify the appropriate functions and verify successful implementation.

     D. CONFIGURATION MANAGEMENT - for processing mainframe hardware and software configuration changes and maintaining lists and diagrams of systems configurations.

     E. INVENTORY MANAGEMENT - of the Machines (including incoming and outgoing) in the Certegy and IBM Data Centers and other areas for, or from, which IBM is providing the Mainframe Tower services.

     F. ON-LINE MANAGEMENT - for providing and coordinating the appropriate skills, information, software tools and procedures required to manage the on-line System environment, excluding Application Software - Certegy, as provided in Schedule A to the Transaction Document.

     G. PERFORMANCE MANAGEMENT - to monitor, measure, analyze and report System performance as it compares to the Performance Standards and Minimum Service Levels and recommend and implement performance improvements. Where warranted, either Party may request the other Party to make commercially reasonable changes to enable System performance improvement, it being understood that all such changes are subject to the mutual agreement of the Parties.

     H. PROBLEM MANAGEMENT - to identify, record, track, correct and communicate to Certegy issues impacting the Services delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur.

     I. Recovery MANAGEMENT - for planning, establishing and testing the recovery procedures required to provide the Mainframe Tower services to Certegy in the event of a failure. This includes, without limitation, a failure giving rise to invoking the Disaster Recovery Plan. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. Unless otherwise agreed by the Parties in writing, Certegy's instructions on what and how to recover shall be provided to IBM and included in the Procedures Manual.

3.0  MAINFRAME TOWER OPERATIONS

     A.   Management of the Services by IBM

          IBM shall be responsible for the operation and management of the Mainframe Tower Services described herein. This responsibility shall include establishing and maintaining a properly trained and adequately staffed IBM population, including necessary management and support staff.

          IBM shall make available, monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services as well as end user initiated processing. Included in such responsibilities, IBM shall:

          1. Support all test and production environments within the scope of the IBM responsibilities as defined by this Transaction Document;

          2. Provide and perform console monitoring activities from the IBM Data Center;

          3. Operate Applications Software as listed in Schedule A and as documented in the Procedures Manual to support the operating schedules of Certegy with applicable Mainframe Tower services availability, twenty-four (24) hours per day, seven (7) days per week (subject to Scheduled Downtime, Excusable Downtime or agreed to schedules);

          4. Perform all technical system support operations, including DASD management, System programming of this Schedule E, capacity monitoring as described in Section 2.0 B of this Schedule E and performance tuning for the Systems Software;

          5. As defined in Attachment 1 to this Schedule E "Mainframe Tower," provide support for the Machines and the Systems Software;

          6. Schedule Systems Software and Machines maintenance so as to minimize interference with Certegy and Certegy Authorized Users;

          7. Complete all processing schedules as per established schedules on time and in the correct sequence set forth in the Procedures Manual;

          8. Process all agreed upon special request activities including promotes and ad-hoc job submissions submitted through the processes as defined in the Procedures Manual within the requested time frames and in the sequence defined by Certegy;

          9. Provide and maintain access to, and software compatibility with, external systems necessary for the performance and provision of the Services required by this Schedule E;

          10. Continuously endeavor to enhance processing capabilities and efficiencies of the Machines through technology changes, system tuning and other run-time improvements and communicate to Certegy such enhanced processing capabilities and efficiencies on a quarterly basis;

          11. Perform daily monitoring of utilization and efficiencies and provide monthly reporting on performance and capacity trends as measured against workloads for the Machines and Systems Software;

          12. Operate, support and maintain third-party products and services as set out in Schedule B which includes pro-active System level password maintenance and ordering new releases from the suppliers;

          13. Provide support for the Machines, the Systems Software running on such Machines and Systems Software support for the Applications Software to the extent necessary to provide the Services described; and

          14. Work with Certegy to develop a mutually agreeable service improvement plan on a quarterly basis which will include a full review of service issues, actions and improvements to occur at the end of each quarter.

     B.   Production Control

          IBM shall maintain production schedules and cooperate with Certegy by responding to special processing requests and new processing requirements by following mutually agreed upon processes or procedures. Included in such responsibilities, IBM shall:

          1. Make no change to the production environment without the prior approval of Certegy; provided, however, that if Certegy's refusal to agree to a change to the production environment causes demonstrable impact on IBM's ability to meet any Performance Standard or Minimum Service Level, then Certegy shall excuse IBM from those Performance Standard(s) or Minimum Service Level(s) to the extent such failure is due directly to Certegy's refusal to allow change to the production environment;

          2. Assure that all programs are moved from the application development and test environments to the production environment in a controlled and documented manner, which must in all cases be approved in advance through the Change Control Process;

          3. Schedule all Certegy Data Center projects within the agreed Scheduled Downtime outage window so as not to unreasonably interrupt Certegy business operations; all such projects must receive prior approval through the Change Control Process;

          4. Document and provide to Certegy a notification of all Data Center changes performed for emergency purposes or as otherwise not precluded in Section 3.0(B)(1) above as soon as practicable, but no later than the end of the next day after the change was made;

          5. Prioritize and schedule batch jobs and report distribution systems subject to Certegy's schedule parameters, including but not limited to, automated scheduling features in the Applications Software and Certegy's specific directions so on-line applications dependent on batch processing and batch process outputs shall be available as scheduled;

          6. Distribute and obtain Certegy approval for major production control schedule changes prior to implementation;

          7. Update the scheduler data base, as required, to reflect changes to the production environment;

          8. Monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler data base;

          9. Coordinate and modify schedules for special requests and follow Certegy priorities. IBM will promptly notify Certegy if such special requirements will affect either the timely completion of other tasks or IBM's ability to meet its obligations under this Transaction Document and this Schedule E "Mainframe Tower";

          10. Respond expeditiously to requests from Certegy for priority job execution; and

          11. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

     C.   File Services

          IBM shall manage files on the Machines in a manner which shall ensure the availability and integrity of all Certegy and Authorized User data. The file management procedures will, among other issues, require Certegy to use industry standard access methods for file I/O data management or other acceptable access methods as mutually agreed. Included in such responsibilities, IBM shall:

          1. Ensure that all files under IBM's control are current and available during scheduled access times;

          2. Initiate and complete required data processing activities to ensure the data is processed, with data integrity (e.g., handling line transmission errors) of all processed files, according to the specifications set forth in the Procedures Manual;

          3. Verify, using tools and procedures set forth in the Procedures Manual, the successful receipt of all incoming files and the successful processing and transmission of all outgoing files;

          4. Document, maintain and, as appropriate, update and execute mutually approved volume or file back-up and recovery procedures;

          5. Provide a recovery procedure for restoring the data image to a previous level within a mutually agreed amount of time;

          6. Conduct regularly scheduled back-up and recovery procedures as set forth in the Procedures Manual (e.g., data set restore), so as not to impact scheduled operations and provide recommendations to the IPT regarding back-up and recovery considerations, such as improved levels of protection, efficiencies and cost reductions;

          7. Report disk space utilization and requirements for capacity planning purposes as a section of the monthly reports;

          8. Assist and advise Certegy in utilizing disk storage resources in an efficient and cost effective manner; and

          9. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

     D.   Tape Management

          IBM shall provide tape management services. Included in such responsibilities, IBM shall:

          1. Update Certegy's tape management procedures, as appropriate and with Certegy's consent, including procedures related to periods of retention of tapes, which periods were defined and provided to IBM by Certegy for auditing purposes, and include such procedures in the Procedures Manual;

          2. Provide logging and tracking of physical tapes in and out of the Certegy Data Center and provide required rotation of tapes for off-site vault storage;

          3. Establish and follow procedures to log and track physical tapes that are checked in and checked out to third party vendors, Certegy, and Authorized Users;

          4.   Store tapes, as appropriate, at secure off-site vault storage;

          5. Complete tape mounts in sufficient time to meet production processing requirements;

          6.   Complete tape mounts for non-production processing;

          7. Ensure tape media is reliable and read/write errors are kept to a minimum;

          8. Ensure adequate supplies for the tape environment are maintained and that the scratch tape pool is sufficient to service all required processing;

          9. Retrieve archived tapes and restore required volumes or files and data sets within the mutually agreed time frames set forth in the Procedures Manual;

          10. Upon Certegy's reasonable request, provide Certegy with the right to monitor and access tape management operations, mailing and receipt control; and

          11. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

     E.   Data Base Administration

          IBM shall be responsible for managing certain portions of the data base environment. Included in such responsibilities, IBM shall:

          1. Assist Certegy in planning for changes in the size of data bases due to business growth or reduction and applications development projects, and review and comment on Certegy's plans on a regular basis;

          2. Provide operating systems data base support for DB2 Software for Certegy's data base environments and those Certegy data base environments established by IBM;

          3. In cooperation with Certegy, monitor and report data base performance and data base space utilization and identify, recommend and implement practical modifications as agreed with Certegy for improved performance;

          4. Maintain and implement data base archive processes and procedures provided by Certegy to meet Certegy's business requirements and requests;

          5. Maintain and implement data base back-up procedures provided by Certegy, to recover from a data base outage or corrupted data base within time frames specified in the Procedures Manual;

          6. Promote data base changes into the production environment as approved and directed by Certegy;

          7. Maintain the standard data base System Software access routines and document any changes to same under the Change Control Process;

          8. Assist in problem determination and resolution of data base management system issues including escalation to the Systems Software vendor;

          9. Perform data base management system (DBMS) security administration; and

          10. Identify possible product and technology enhancement opportunities for improved performance, and notify the IPT of these opportunities.

          Certegy will be responsible for managing the following portions of the data base environment:

          1.   Physical data base definitions;

          2.   Data Modeling;

          3.   Logical database design;

          4.   Physical database design;

          5.   Physical database review and support;

          6.   Authorized User access (views, copy members etc.);

          7.   Primary responsibility for database application security;

          8.   Training and application development assistance;

          9.   DBMS backup and recovery procedures; and

          10. Primary responsibility for database troubleshooting and problem resolution.

     F.   Output

          IBM shall provide output processing and operational support necessary to create and deliver output files required for transmission and tape file output. Included in such responsibilities, IBM shall:

          1.   Produce and deliver output files within the agreed to schedules;

          2. Track, manage, communicate and resolve problems related to delivering output files;

          3. Separate, package, label, scan and track all tape output and ensure that it is properly distributed to the mutually agreed to distribution drop point within the mutually agreed upon time frames;

          4. Ensure that all files are in the output queue and where applicable available for transmission to the appropriate Certegy internal departments and/or external customers within the mutually agreed upon time frames;

          5. Provide output print files to Certegy or Authorized Users for online viewing using online view software specified in Schedule B "Mainframe Tower" or for printing or storing at its or their respective sites;

          6. Assist in finding, tracing or replacing lost or missing file output;

          7. Execute reruns of output requested by Certegy and notify Certegy if rerunning any output shall impact scheduled on-line or batch production processing; and

          8. Identify possible enhancement opportunities for improved output performance and notify the IPT of these opportunities; and

          9. Provide output services on a 24 by 7 basis or within the timeframes Certegy provides shipping service.

     G.   Quality Assurance

          IBM shall be responsible for providing quality assurance services. Included in such responsibilities, IBM shall:

          1. review problem reports and recommend/implement appropriate fixes with Certegy's approval;

          2. maintain and update the Applications Software installation standards documentation set forth in the Procedures Manual;

          3. in conjunction with Certegy, review new Certegy production jobs and JCL for correctness and conformance to mutually agreed to standards for efficient resource utilization;

          4. participate in weekly meetings, or on such other frequency agreed to by the Parties, with Certegy designees to review any Change Request in accordance with the Procedures Manual.

     H.   Emergency Restoration of Services

          IBM shall be responsible for providing certain emergency restoration services. Included in such responsibilities, IBM shall:

          1. develop and/or implement Data Center procedures, as required, to support Certegy's emergency restoration of Services;

          2. work with Certegy's designated emergency plan coordinator to assure Data Center support plan meets Certegy's requirements and obtain Certegy's approval of procedures; and

          3. invoke the Disaster Recovery Plan as applicable, in accordance with Schedule G to this Transaction Document.

     I.   Information Security

          IBM shall provide and implement security access control tools for data, databases and other information repositories and for applications, operating systems and libraries in accordance with Schedule L "Mainframe Tower" to this Transaction Document. IBM shall cooperate with and assist Certegy and its customers to allow its or their security administrators to complete their duties.

     J.   Software Support and Maintenance

          IBM shall provide support for all Systems Software. IBM will be responsible for performing the problem determination, applying maintenance fixes and coordinating third party maintenance providers. IBM will provide Systems Software maintenance and support as set forth in this Transaction Document.

          Included in such responsibilities, IBM shall:

          1. Perform the maintenance and support responsibilities described in Attachment 1 to Schedule E "Mainframe Tower".

          2. Be responsible for providing and implementing agreed quality assurance processes and procedures as reasonably necessary to ensure that IBM's Systems Software maintenance and support responsibilities are executed accurately and in a timely manner. Subject to the foregoing, the Parties shall mutually agree upon terms and conditions for conducting checkpoint reviews, Software testing and acceptance and other quality assurance procedures. These procedures shall be included in the Procedures Manual.

          3. Provide software maintenance for Systems Software listed in Schedule B "Mainframe Tower" of this Transaction Document. IBM will employ a maintenance methodology, including standards for work plans, design and programming, as set forth in the Procedures Manual.

          4. Apply preventative maintenance and program temporary fixes, as set forth in this Schedule E "Mainframe Tower" and Attachment 1 to Schedule E "Mainframe Tower", to correct defects in the Systems Software running in the Data Center. IBM will also provide or obtain new Versions and releases, upgrades, replacements or additional Systems Software as agreed to by the Parties in order to perform the Services described in this Schedule E in accordance with its obligations under this Transaction Document. IBM will maintain the Systems Software release levels at supported levels from the applicable third party vendors.

          5. Provide System support during Prime Time hours, and on-call support and coverage for the System during Non-Prime Time hours, including scheduled holidays. IBM will provide escalation procedures for IBM's on-call support to Certegy. The actual contact listing and organizational structure for System support will be set forth in the Procedures Manual. IBM will also provide System support to Certegy application programmers without charge unless IBM is required to enlist or engage additional resources not covered by the Monthly Charge payable by Certegy to IBM hereunder during critical testing periods for Applications Software - Certegy changes or enhancements, upon receipt of reasonable advance notice from Certegy.

          Certegy shall be responsible for Applications Development, Applications Maintenance, problem determination for Applications Software - Certegy and requesting and scheduling necessary Systems resources for all Applications

          Software - Certegy.

     K.   Training and Technical Documentation

          1. IBM will provide training on the IBM Software, processes and hardware functionality for designated Certegy personnel ("train-the-trainer") without charge unless IBM is required to enlist or engage additional resources not covered by the Monthly Charge payable by Certegy to IBM hereunder. IBM will also provide to Certegy copies of the technical documentation for IBM Software as required, in quantities and at a frequency to be mutually agreed upon by the Parties.

          2. Certegy will provide training on the Certegy Software for designated IBM personnel ("train-the-trainer"). Certegy will also provide copies of the technical documentation for Certegy Software as required, in quantities and frequency to be mutually agreed by the parties.

     L.   General Support Services

          1. IBM will provide and/or coordinate maintenance services for the Machines.

          2. IBM will install, rearrange and relocate the Machines in the Certegy Data Center, at IBM's expense and with the approval of Certegy, in order to perform the Services described in this Schedule E in such a manner so as to minimize service impact to Certegy or its Authorized Users. Certegy will be responsible for ongoing environmental expenses (i.e. electric power, HVAC etc.). In the event Certegy requests IBM to install, rearrange and relocate the Machines in the Certegy Data Center, Certegy shall be financially for such effort.

          3. Certegy will, as requested or as necessary or required to provide the Services, negotiate leases, license agreements, and vendor contracts for any leases, license agreements and vendor contracts related to the Certegy In-scope Operations.

          4. IBM shall provide Certegy with reports that, at a minimum, will include those reports set forth below. Where possible and economically feasible, using software and resources being used to provide the Services, described in this Schedule E, IBM shall provide Certegy with the capability to download data base information and create Certegy's own reports. IBM shall provide to Certegy the following:

                    a) a daily morning performance report in form and substance to be agreed upon by the Parties;

                    b) a monthly performance report documenting IBM's performance of the Services as measured against the applicable Performance Standards and Minimum Service Levels;

                    c) a monthly, rolling quarterly "look ahead" schedule for ongoing and planned IBM Data Center changes. The status of IBM Data Center changes will be monitored and tracked against the applicable schedule;

                    d) a monthly change report setting forth a record of all changes performed during the previous month; and

                    e) such documentation and other information as may be reasonably requested by Certegy in order to verify the accuracy of the reports specified above.

               The content and format of all reporting is to be agreed by the Parties and should contain data on the overall performance of the service on a snapshot and rolling trend basis where appropriate. Outages impacting service, and any change, problem or other data which could assist service improvements should be provided either on request or as part of scheduled reporting.

          5. IBM and Certegy will jointly review vendor proposals related to the System components affecting IBM's ability to provide the Services described in this Schedule E to ensure existing System and future System compatibility with changing industry standards. IBM will advise Certegy regarding new data processing technologies as appropriate through participation in the IPT.

          6. IBM will establish and maintain contact with vendors providing information technology services or products to Certegy and apprise Certegy of the latest technological developments through participation in the IPT.

          7. IBM will participate in service review meetings with vendors and service providers who provide services relating to this Transaction Document, as reasonably requested by Certegy.

          8. The Parties will mutually determine an appropriate set of periodic meetings to be held between representatives of Certegy and IBM. These meetings will include the following:

                    a) a daily meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes;

                    b) a monthly management meeting of the IPT to review the performance report, the project schedule report, the changes report, and such other matters as appropriate;

                    c) meeting of the IPT to review relevant contract and performance issues; and

                    d) the Parties will jointly conduct an annual meeting to be scheduled in January or as otherwise agreed by the Parties to review the capacity requirements for purposes of performing the Parties' obligations under this Transaction Document and Schedule J to this Transaction Document for the upcoming year (the "Annual Planning Meeting").

     N.   Certegy Responsibilities

          1.   Certegy Software

               During the term of this Transaction Document, Certegy will be responsible for selecting, or defining requirements for, all Certegy Software. IBM agrees to use any Certegy Software, subject to the provisions of Section 3.8 of the Master Agreement. If new Systems Software is required to support Certegy Software, IBM will be compensated for incremental costs, if any, associated with the new Systems Software. Certegy will also retain responsibility for maintenance, support and all license and related charges for all applicable Applications Software-Certegy.

               Certegy shall approve all new Applications Software-Certegy prior to its promotion into production.

          2.   Support Services

               Certegy shall:

               a) design and document application information requirements, including report design and content, frequency of reports, and accessibility to information;

               b) be responsible for management, operations, maintenance and support for equipment currently managed or supported outside the Certegy In-Scope Operations;

               c) be responsible for the provision of resources for business recovery services for such other applications for which Certegy might wish to provide recovery other than those for which Disaster Recovery Services are to be provided by IBM pursuant to Schedule G to this Transaction Document;

               d) perform all mail, messenger, postage, and courier services for Certegy users;

               e) perform such other Certegy activities and functions as are described in this Transaction Document;

               f) provide physical security controls at the Certegy Data Center including secure storage for the Tapes;

               g) Batch jobs run outside of the CA-7 batch processing system are the customer's responsibility to support;

               h) Notify Certegy Authorized Users of scheduled mainframe, application downtime; and

               I) Production Support - work with IBM to automate manual batch and production control processes where appropriate to improve workflow processes and eliminate potential execution issues.

                     ATTACHMENT 1 TO SCHEDULE E MAINFRAME OF
                           TRANSACTION DOCUMENT 03-01

  SERVICES, LOCATION OF FACILITIES, OPERATIONAL AND FINANCIAL RESPONSIBILITIES

                        SERVICES RESPONSIBILITIES MATRIX

R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                           MAINFRAME TOWER - SERVICES

                                                                                   RESPONSIBILITY
                                                                                   --------------
DESCRIPTION                                                                        IBM    CERTEGY
-----------                                                                        ---   --------
1.0  OPERATIONS
     A.  Operate console                                                            X
     B.  Update batch schedule                                                      X        A
     C.  Execute batch schedule                                                     X

2.0  TAPE MANAGEMENT
     A.  Define and provide requirements for tape processing                                 R
     B.  Select tape hardware per requirements                                      X
     C.  Select tape media per requirements                                         X
     D.  Mount tapes                                                                X
     E.  Define and provide tape retention policies                                          R
     F.  Implement tape retention policies                                          X
     G.  Determine new tape ranges                                                  X
     H.  Update/maintain scratch tape inventory                                     X
     I.  Provide requirements for physical tape storage                             X
     J.  Implement physical tape storage methodology                                X
     K.  Perform audit (processes, controls, etc.) of tape library                  X
     L.  Review results of tape library audit                                       P        S
     M.  Set tapes to scratch status                                                X
     N.  Tape shipping
         1. Define and provide requirements for shipping tapes                               R
         2. Ship tapes per requirements                                             X        A
         3. Sign tapes in/out of tape library                                       X
     O.  Tape library management
         1. Define requirements for tape management system                          R
         2. Determine tape management system                                        P        S
         3. Install /maintain tape management system                                X
         4. Add new tape/Volser ranges to library system                            X
     P.  Vaulting
         1. Define tape vaulting requirements                                                R
         2. Implement tape vaulting requirements                                    X        X
         3. Determine tape vaulting company                                         X
         4. Manage off-site tape archive storage facilities                         X
         5. Ship/receive tapes to/from vault                                        X        A

     Q.  Inventory tracking
         1. Inventory tapes from new business source                                         X
         2. Determine/implement tape inventory tracking                             X
         3. Perform inventory of all tapes annually                                 X

3.0  SYSTEMS MANAGEMENT AND CONTROL
     A.  File backup/recovery (recovery management)
         1. Define System backup and recovery requirements                          A        R
         2. Perform System backup and recovery processes                            X
         3. Define application backup and recovery requirements                              R
         4. Perform application backup and recovery processes as documented         X        A
     B.  Document operations procedures                                             X
     C.  Job accounting statistics                                                  X        A
     D.  Hardware planning and installation
         1. Technology input                                                        X        A
         2. Hardware selection                                                      X        A
         3. Determine System hardware requirements                                  X        R
         4. Participate in IPT hardware planning meetings                           X        X
     E.  Capacity management
         1. Define and maintain process documents for the Data Center               P        S
         2. Define Applications Software plans and requirements                     A        X
         3. System capacity monitoring                                              P        S
         4. Application Software - Certegy capacity monitoring/management           A        X
     F.  Performance management
         1. Define Performance Standards and MSL                                             X
         2. Document IBM's performance against the MSL                              X
         3. Implement System performance improvements                               X        A
         4. Provide monthly performance reports                                     X
         5. Implement application performance improvements                          A        X
     G.  Change management
         1. Define and maintain process documentation                               P        S
         2. Provide change requirements for Applications Software - Certegy                  X
         3. Provide change requirements for System (excluding Applications
            Software - Certegy)                                                     X
         4. Provide change requirements for Systems Software                        X
         5. Conduct IPT meeting                                                     X        A
         6. Promote System changes to production                                    X
         7. Report on System change success                                         X
         8. Close Change Request assigned to Certegy                                         X
         9. Close Change Request assigned to IBM                                    X
     H.  Executive reporting for System performance                                 P        S

3.0  SYSTEM MANAGEMENT AND CONTROL PART 2
     I.  Problem management
         1. Define and maintain the process documentation                           X        A
         2. Record incident reports production problems                             X
         3. Distribute incident reports to support                                  X
         4. Provide input on incident reports                                       X
         5. Track incident reports through resolution                               X
         6. Close incident reports assigned to Certegy                                       X
         7. Close incident reports assigned to IBM                                  X
         8. Perform root cause analysis for Applications Software - Certegy                  X
         9. Perform root cause analysis for ail other problems                      X
     J.  System security (i.e., RACF,CICS, TSO)
         1. Administration                                                          X
         2. Execution                                                               X
     K.  System monitoring (mainframe, CICS, etc.)                                  X
     L.  Performance tuning
         1. IBM Machines                                                            X
         2. Applications Software - Certegy                                                  X
         3. Systems Software and Application Software - IBM                         X
     M.  Provide input and assist to troubleshooting
         1. Systems Software                                                        X
         2. Application Software - Certegy                                          A        X
     N.  Perform troubleshooting/problem resolution                                 X
     O.  Provide Applications Software programmer assistance                        A
     P.  Provide input on System backup/recovery requirements                                X
     Q.  Perform System backup /recovery procedures                                 X
     R.  Perform System backup/recovery job execution                               X
     S.  Perform VTAM/NCP installation                                              X
     T.  New technology/product research
         1. System technology input/review                                          P        S
         2. System technology selection                                             P        S
         3. Technology implementation                                               X
     U.  New technology/product research (existing scope)
         1. Technology input/review                                                 P        S
         2. Technology selection                                                    P        S
         3. Technology implementation                                               X
     V.  VTAM/NCP change
         1. Consult on protocol, interface standards, connectivity                  A        X
         2. FEP configuration management and documentation                          X

4.0  DATABASE SYSPROG SUPPORT
     A.  Plan database Systems Software changes and maintenance                        X
     B.  Install database Systems Software for product trials and evaluations          X
     C.  Perform software installs/upgrades to ensure operations stability,
         system Availability and the enabling of new functions                         X
     D.  Configure database Systems Software environments                              X
     E.  Enable and maintain Systems Software security interfaces                      X
     F.  Apply Systems Software maintenance as required to maintain vendor
         currency, system Availability, performance, and operational stability.        X
     G.  Backup and restore database Systems Software components                       X
     H.  Implement and maintain database and Systems Software general operational and support procedures, including database Systems Software
         startup/shutdown                                                              X
     I.  Install, configure and support the standard platform and toolset for
         databasesystem monitoring and management                                      X
     J.  Implement and maintain database Systems Software monitoring, response and data collection procedures to ensure continued aces ability,
         availability and performance                                                  X
     K.  Respond to database system monitoring alerts and exceptions, and
         provide database system problem recovery and resolution                       X
     L.  Tune database Systems Software performance by analyzing data, making recommendations, and implementing database Systems Software tuning
         improvements                                                                  X     A
     M.  Carry out the orderly removal of software products and components at
         software retirement time                                                      X
     N.  Dispose of vendor materials at software retirement time, including
         return to the vendor where appropriate                                        X     A
     O.  Develop, maintain, and periodically test the Disaster Recovery Plans
         and the database Systems Software                                             X     A

4.0  DATABASE APPLICATION SUPPORT
     A.  Develop and maintain data models                                                    X
     B.  Develop and maintain logical application database design                            X
     C.  Develop and maintain physical application database design                           X
     D.  Define and implement application database access and security policies              X
     E.  Administer application database user access authorizations                          X
     F.  Manage application capacity requirements                                            X
     G.  Monitor and respond to application events                                           X
     H.  Resolve problems related to application database design                             X
     I.  Plan and implement application database design changes to improve
         performance, including index modifications                                          X
     J.  Perform application testing for new DBMS software maintenance changes               X
     K.  Establish, maintain and support application database components in
         application enabling and production environments                                    X
     L.  Migrate application database components between application
         environments (e.g. development to production)                                       X

     M.  Convert database structures, by adding and deleting fields and indices, and making similar application database environment changes. Implement
         approved application design changes                                                 X
     N.  Provide application database space management (reorganization, regular
         maintenance, placement, capacity, etc.)                                             X
     O.  Implement and maintain application database CSC (Help Desk) procedures
         and on-call procedures                                                              X
     P.  Implement and maintain application database monitoring, response, and data collection procedures to ensure continued capacity, availability
         and performance                                                                     X
     Q.  Respond to application database monitoring alerts and exceptions, and
         provide application database problem recovery and resolution                        X
     R.  Tune application database system performance by analyzing data, making recommendations, and implementing application database tuning
         improvements                                                                        X
     S.  Optimize application database utilities, job streams, and storage usage             X
     T.  Maintain application database security                                              X
     U.  Develop, implement, and execute application database backup and
         recovery procedures                                                                 X
     V.  Execute Performance Acceptance testing of new data base applications                X
     W.  Establish and support application database components during software
         trials and evaluations                                                              X

5.0  FAILURE AND DISASTER RECOVERY
     A.  Define Disaster Recovery requirements                                      A        X
     B.  Define customer connectivity requirements                                  A        X
     C.  Maintain Disaster Recovery Plan                                            X        A
     D.  Coordinate Disaster Recovery testing                                       X        A
     E.  Perform Disaster Recovery testing for System                               X        A
     E2. Perform Disaster Recovery testing for Applications Software - Certegy      A        X
     F.  Declare Disaster                                                           A        X
     G.  Execute Data Center Disaster Recovery procedures                           X        A
     H.  Execute network Disaster Recovery procedures                               A        X
     I.  Execute Applications Software - Certegy disaster recovery procedures       A        X
     J.  Resolve Machine failure                                                    X
     K.  Resolve Systems Software failure                                           X
     L.  Resolve Applications Software - Certegy failure                                     X
     M.  Resolve Applications Software - IBM failure                                X

6.0  DASD MANAGEMENT
     A.  Provide capacity plan for storage requirements                             A        X
     B.  Physical design                                                            X        A
     C.  Capacity planning for hardware                                             X
     D.  Performance management                                                     X
     E.  Performance utilization tracking                                           X
     F.  Perform System backup/recovery procedures                                  X

     F2. Perform Applications Software - Certegy data backup/recovery procedures    X        A
     F3. Define System backup/recovery procedures                                            X
     G.  Troubleshooting/resolution                                                 X

7.0  PRODUCTION CONTROL
     A.  Scheduling Systems Software
         1. Install/update changes                                                  X
         2. Scheduler testing/support                                               X
         3. Build scheduler plans                                                   X        A
         4. Execute production jobs                                                 X
     B.  Production scheduling
         1. Input to JCL standards                                                  A        X
         2. Develop/maintain JCL standards                                          A        X
         3. Review JCL for standards compliance                                     X
         4. Code and test JCL                                                       A        X
         5. Document job flow/job streams-development team                          S        P
         6. Document job restart/rerun-development team                             S        P
         7. Document job prerequisites and priorities                               S        P
         8. Maintain scheduling manual in production control                        X
         9. Provide and maintain application run-books                                       X
     C.  Promote production code                                                    X
     D.  Parameter card input                                                                X
     E.  Parameter card update - Certegy managed                                             X
     F.  Parameter card update - IBM managed                                        X
     G.  Certegy calendar/scheduler input                                           X        A
     H.  Scheduling calendar                                                        X
     I.  Batch test schedule
         1. Define/develop test requirements                                        A        X
         2. Execute test batch cycle                                                A        X
     J.  Batch/online production schedule
         1. Provide scheduler input (production job requirements)                            X
         2. Scheduler updates                                                       X
         3. Provide input on scheduling conflicts                                   X        A
         4. Resolve scheduling conflicts                                            A        X
         5. Execution                                                               X
         6. Production checks and balances process                                  A        X
     K.  Job execution
         1. Monitor production job execution                                        X
         2. Address/escalate batch failures as documented                           X
         3. Maintain application support documentation                                       X
     L.  Applications Software installation
         1. Acceptance testing                                                               X
         2. Verification/approval process                                                    X
         3. Promote to production                                                   X
     M.  Systems Software support
         1. Maintain Systems Software at supported levels                           X
         2. Maintain Systems Software utilities and products                        X
         3. Select Systems Software                                                 P        S
         4. Implement Systems Software                                              X
         5. Interface to vendors for problem resolution                             X
     N.  Advise of Systems Software change impact                                   X

8.0  MAINFRAME INFORMATION AND DATA NETWORK SECURITY
     A.  Install, maintain and upgrade new or existing security software            X
     B.  Define access control software requirements                                         X
     C.  Maintain the access control software                                       X
     D.  Identify and document the data security requirements                                X
     E.  Implement the documented protection requirements for End User data         X
     F.  Manage logon IDs and authorities for IBM employees                         X        A
     G.  Identity Certegy employees Logon and authorities                                    R
     H.  Manage logon IDs and authorities for Certegy employees                              X
     I,  Establish criteria for management and reset of users' passwords            A        X
     J.  Review, approve and grant requests for privileged user authorities         X        R
     K.  Applications Software password authorization and administration                     X
     L.  Logs and alerts monitoring and response                                    X      R/A
     M.  Incident investigation                                                     X        X
     N.  Security audit                                                             A        R
     O.  Mainframe file controls                                                    A        R
     P.  Identify all dial-in services and Authorized Users of the Services         A        X
     Q.  Maintain security controls for dial-in services                            X
     R.  Add, change and delete users' access to the dial-in services               X        R
     S.  Provide logical security controls at the Certegy Data Center               A        X

9.0  PHYSICAL FACILITIES AND SECURITY
     A.  Provide physical facilities                                                         X
     B.  Provide Certegy with IBM's security standards and practices                X
     C.  Review security policies and procedures for effectiveness                  A        X
     D.  Maintain and update the security section of the Procedures Manual          A        X
     E.  Provide physical security controls at the Certegy Data Center                       X
     F.  Restrict access to the Data Center to authorized personnel only            A        X
     G.  Conduct periodic reviews of the Data Center access control logs            A        X
     H.  Implement controls which protect printed output under IBM control          X
     J.  Provide secure storage for portable storage media                                   X
     K.  Badge distribution, alarm monitoring and response at Data Center                    X
     L.  Data Center emergency response (fire, medical, first aid, bomb threat)              X

10.0 APPLICATIONS SOFTWARE - CERTEGY SERVICE DELIVERY
     A.  Resolve scheduling conflicts                                               A        X
     B.  Resolve cycle abends                                                       A        X
     C.  Establish and maintain escalation procedures                               X        X
     D.  Establish Performance Standards and Minimum Service Levels related to
         Applications Software - Certegy performance                                         X
     E.  Perform root cause analysis                                                A        X
     F.  Report Applications Software - Certegy incident report resolution
         statistics                                                                          X
     G.  Institute Applications Software - Certegy run time improvements (RTIs)     A        X

11.0 APPLICATIONS SOFTWARE - IBM SERVICE DELIVERY
     A.  Resolve scheduling conflicts                                               X
     B.  Resolve cycle abends                                                       X
     C.  Establish and maintain escalation procedures for Performance Standards
         and Minimum Service Levels                                                 X
     D.  Establish Software performance                                             X
     E.  Perform root cause analysis                                                X
     F.  Report Applications Software - IBM incident report resolution
         statistics                                                                 X
     G.  Institute Applications Software - IBM run time improvements (RTIs)         X        A

                                  SCHEDULE E OF
                          TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                MAINFRAME TOWER
                                NETWORK SERVICES

DATA NETWORK SERVICES

1.0 INTRODUCTION

IBM will be responsible specifically for the limited Data Network Services that provide SNA, TCP/IP on the mainframe, X.25 related to what runs in the Front End Processors and Bisync (the "Data Network Services") for the St. Petersburg and Madison locations via the equipment specified in Schedule I (Network Locations). Data Network Services will include all the above protocol interfaces as they apply to direct mainframe connectivity in accordance with the network equipment listed in Schedule C. This responsibility also includes the maintenance on equipment, software, network management platforms, and the design required to deliver the Data Network Services to Certegy. IBM will provide Data Network Services during the Service Hours (8AM to 5PM EST) and on-call for all other times. Certegy will provide the network equipment as listed in Schedule C including channel extenders, 3745/4745 FEP and 3174 controllers.

2.0 OPERATIONS

IBM will support the operational functions for the above Data Network Services including production monitoring, performance monitoring, and problem resolution. Identified Data Network equipment and cabling, including channel extenders operated by IBM, will be monitored and supported up to the router or WAN interface connection. Certegy will retain all WAN and LAN connectivity and support responsibility.

3.0 OPERATIONS MANAGEMENT AND CONTROL

IBM will be responsible for the operations management and control of the Data Network Services. Upon detection of an alarm condition or a Certegy trouble report that indicates an out-of-service or degraded condition, IBM will begin coordinating the resolution and will remain responsible until the problem is resolved, provided the problem is an IBM problem, or if the problem is determined to be a Certegy problem (i.e., data circuit), work with Certegy to the extent necessary for Certegy's resolution of the problem.

Operations will:

          (a) provide proactive monitoring and surveillance of real-time SNA Data Network Services elements;

          (b) respond to alarms from the above Data Network Services management systems or Certegy trouble reports by initiating service

Schedule E Network         March 14, 2003
CERTEGY/IBM CONFIDENTIAL
               restoration, coordinating remote diagnostics and trouble resolution, and initiating problem tracking and notification procedures;

          (c) coordinate dispatch services or vendor maintenance activity on the Data Network Services equipment when Data Network Services problems cannot be cleared remotely;

          (d) provide timely and periodic status updates of ongoing problem resolution activities to the Customer Service Center and End Users; and

          (e)  verify that reported faults and End User problems are resolved.

Monitoring

     IBM's responsibility will include monitoring the availability and the performance of the Data Network Services resources. Monitoring will be accomplished by periodic polling of Data Network Services resources and by processing system events that are generated. Performance monitoring will attempt to detect problems before End Users are affected. Performance monitoring will also provide information regarding utilization, availability, and performance of the Data Network Services. Data collected may vary based on the device type, but examples of the information collected will be incorporated into Data Network Services availability delivery reports. Data will be collected using polling intervals established by IBM's design organization and analyzed to determine a pattern of usage that consists of the average network usage and peak usage time.

Capacity Management

     IBM will be responsible for maintaining capacity that will meet or exceed the Service Levels. This includes monitoring and tuning the equipment listed in Schedule C in the locations in Schedule I (St. Petersburg and Madison) across the Data Network Services technology environments for efficiency, management of configuration requirements, and efficient coordination with service and supply vendors. IBM will implement processes to provide regular performance and capacity monitoring/reporting, using tools appropriate to the Data Network Services environment. IBM will monitor the Data Network Services to establish a reference for projecting bandwidth and equipment needs and will recommend to Certegy the adjustment of appropriate equipment in light of these projections. IBM will provide the Data Network Services capacity planning information developed by IBM to Certegy when requested by Certegy to assist with Certegy's budgeting, response time analysis, and availability maintenance.

4.0 CONNECTIVITY SERVICE

Certegy is responsible for providing the communications related equipment and connectivity to and between all Data Network locations specified in Schedule I. Connectivity to external (for example, Third Party) networks will also be provided by Certegy. Connectivity to IBM's facilities and use of IBM shared network facilities will require Certegy's prior review and approval which approval will not be unreasonably withheld.

5.0 NETWORK MAINTENANCE

IBM will be responsible for the maintenance and maintenance costs of the Data Network Services Machines specified in Schedule C at the locations identified in
Schedule I. Certegy will retain maintenance on all channel extension devices, 3174's and WAN connectivity.

6.0 NETWORK PROVISIONING

Certegy will be responsible for the procurement and installation activities in support of all Data Network Services equipment and circuits that are needed to provide this Service at each Data Network location. Any IBM network equipment de-installation activities excluding the 4745's will be performed as a New Service. Certegy will be responsible for the disposal of the FEP's (4745's) and associated cabling and configuration removal as they are decommissioned over time.

7.0 NETWORK ADMINISTRATION

IBM will administer the Data Network Services requirements and activities including the processing of change requests. IBM will also be responsible to administer and maintain address and configuration parameters for the Data Network Services as it applies to the equipment and software that they are responsible for listed in Schedule C for the locations in Schedule I.

8.0 SOFTWARE SUPPORT

IBM will be responsible for IBM VTAM/NCP, TCP/IP profile software within the Data Network Services at the locations specified in Schedule I. IBM will provide major and minor upgrades and patches to such software to maintain the agreed currency of the Data Network Services equipment and the Data Network performance and availability Service Levels. IBM will assist Certegy in their performance, as needed from a design and implementation standpoint, with the migration of current remote TN3270 Cisco CIP users over to a direct interface into the selected Certegy mainframes TCP/IP stacks. This configuration may involve the utilization of IP nailing functionality within the profiles for security reasons, which shall be performed by Certegy.

9.0 REGULATORY CHANGES

IBM will perform Data Network Services modifications as required to maintain compliance with IBM Regulatory requirements and Certegy Regulatory requirements applicable to the Data Network Services.

10.0 NETWORK ENGINEERING

IBM will provide Data Network Services engineering functions related to meeting Certegy's communications needs, including Data Network Services design, capacity and configuration management, Data Network Services optimization, efficiency tuning and vendor coordination.

IBM will:

     a) perform Data Network Services design activities, to include establishing Data Network Services design criteria and standards with Certegy;

     a)   manage the capacity and configuration of the Data Network Services;

     b) maintain and provide to Certegy Data Network Services documentation and information as reasonably requested by Certegy;

     c) evaluate and test Data Network Services equipment prior to installation;

     d) configure and install Data Network Services equipment at the locations specified in Schedule I that will be attached to, and will communicate over, the Data Network;

     e) develop acceptance procedures for changes to the Data Network Services; and

     f) verify restoration of availability following problems with Data Network Services equipment.

11.0 NETWORK OPTIMIZATION

Performance Monitoring

     IBM will implement performance management and monitoring Tools to be used in conjunction with the problem management system and the inventory database to monitor the performance of the Data Network Services. This monitoring will encompass those activities required to continuously evaluate the principal performance indicators of Data Network Services operations, verify Service Levels, identify actual and potential bottlenecks, and establish and report on trends for decision making and planning. These measurements may take the form of overall percent. Measurements will include both peak and average levels.

Performance Planning

     IBM will work with Certegy to identify future loads on the Data Network Services that could impact performance. IBM will propose to Certegy, for its approval, changes to improve performance in anticipation of such future loads. IBM's proposals will include performance improvement expectations and the corresponding cost for the changes.

Network Tuning

     On an ongoing basis, IBM will tune and manage the Data Network Services to meet Certegy business requirements and Service Levels. Certegy will retain responsibility for WAN and multi-protocol network tuning and cost for the changes. Certegy agrees to make reasonable tuning changes necessary for IBM to meet the Service Levels.

Network Optimization

     On an ongoing basis, IBM will perform Data Network Services optimization reviews on a mutually agreed schedule. Such reviews will be performed following any major Data Network Services migrations or changes. IBM will focus on achieving Certegy's optimization objectives, with Certegy's approval and participation. IBM will also optimize the Data Network Services in terms of cost effectiveness and efficiency (not including Transport), but without sacrificing performance or ability to meet the Service Levels.

CERTEGY RESPONSIBILITIES

Certegy will:

     a) provide all non- Data (multi-protocol) Network WAN and LAN management, monitoring, provisioning, procurement, problem resolution;

     b)   control and distribute IDs to End Users;

     c) be responsible for any damages resulting from the use of IDs under Certegy's control;

     d) appoint a Certegy Focal Point to work with IBM to resolve non-Data Network operational problems, order Data Network services and products, and authorize others to do so;

     e) provide IBM or IBM's designee with the necessary assistance to enable IBM's personnel access to the Facilities to perform inspections, installations, prepare returns, or perform maintenance (including engineering changes) as appropriate;

     f) obtain and pay all costs associated with supplying any required unique registered IP addresses provided by an American Registry of Internet Numbers (ARIN)- accredited registrar or other recognized standards body;

     g) provide, install and maintain the required cabling, wiring, physical security and utilities for the Data Network locations specified in
          Schedule I;

     h)   provide all End User training; and

     i)   Provide support for all non-supported software and hardware.

                                  SCHEDULE E OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                           DESKTOP MANAGEMENT SERVICES

  Services, Location of Facilities, Operational and Financial Responsibilities

DESKTOP MANAGEMENT SERVICES

1.0 INTRODUCTION

IBM will provide the following Desktop Management Services (DMS) to Certegy as provided in this Schedule E Desktop Management Services. IBM will provide the Desktop Services at the St. Petersburg, Florida; Madison, Wisconsin; Salt Lake City, Utah; Alpharetta, Georgia; and Tuscaloosa, Alabama Certegy Facilities (the "Desktop Locations"). Unless otherwise agreed to by Certegy and IBM, IBM will provide Desktop Management Services during the hours of 8:00AM to 5:00PM, (local time of the Facility) Monday through Friday and call out coverage for all other times.

2.0 ON-SITE SERVICES

IBM will provide End User (see TD for definition) assistance with problem determination and problem resolution at the End User's Desktop workstation. Any laptop personal computer connected to a docking station that is used as a desktop workstation will be considered a Desktop at the End User's Desktop Location. On-site Services are a combination of deskside support (which is primarily Level 3 support invoked by the Help Desk when Level 1 and Level 2 support cannot adequately address the End User's problem), hardware related support, software problems and IMAC Services. Level 1, 2 and 3 support levels are defined in Schedule M hereto, and IMAC Services are defined in Schedule J hereto. IBM will provide 36 month warranty support for all Desktop and laptop devices that are associated with those devices that are included in the lease agreement between IBM and Certegy.

Certegy will provide hardware break/fix vendor support for all out of warranty Desktop and laptop devices owned or leased by Certegy. Certegy will provide all warranty support for Non-IBM Desktop and laptop devices that are currently owned by Certegy.

For Certegy owned or leased End User laptop personal computers that are not being used as Desktops at the locations referenced in Section 1.0 above ("Mobile End Users") that are included in the Standard Products and the Supplement Baselines, IBM will provide such Desktop Management Services as Depot Services, that is performed at the Certegy sites referenced in Section 1.0 above. The Certegy Mobile End User is responsible for transportation or delivery of the laptop equipment to one of the Certegy facilities referenced in Section 1.0. For locations other than St. Petersburg and Madison, IBM may not have adequate spare machines or Certegy provided parts to immediately swap out or repair these specific units and may have to ship the units to either Madison or St. Petersburg for repair or to obtain a replacement unit. Certegy is

Schedule E Mainframe                  March 14, 2003
CERTEGY/IBM CONFIDENTIAL
responsible for any shipping costs associated with the above unless the units are part of the Technology Refresh Plan and the Mobile End User has no issue with the standard replacement timeframe as stated in the warranty. If the Mobile End User needs to have the replacement unit earlier than the standard replacement timeframe as stated in the warranty, Certegy will be responsible for shipping costs.

Certegy has overall responsibility for LAN connectivity for all workstations. IBM will work with Certegy to ensure Desktop connectivity testing of the Desktop after it has been swapped or repaired by IBM.

IBM will provide interfaces to Certegy IR (Incident Reporting), RS (Request for Service) and On Line Service Request applications (collectively the GWI and Domino workflow applications) which includes all trouble tickets, project requests and desktop hardware/software requests.

                    DESKSIDE SERVICES RESPONSIBILITIES MATRIX

R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                                                                                   RESPONSIBILITY
                                                                                   --------------
ITEM NO.   SERVICES                                                                 IBM   CERTEGY
--------   --------                                                                ----   -------
2.1.1      Problem source identification.                                            X
2.1.2      Problem severity / impact validation according to Certegy standards       S       P
           as provided in the Procedures Manual
2.1.3      Problem determination.                                                    X
2.1.4      Provide Level 2 and Level 3 support at the End User's work location       X
           in accordance with the procedures set forth in the Procedures Manual.
2.1.5      Provide Deskside Support Services for Nonstandard Products on a           X
           commercially reasonable efforts basis or at an hourly charge as agreed by the Parties.
2.1.8      Support for Certegy home-developed application software.                  A       X
2.1.9      Dedicated executive support (VIP support Alpharetta).                     A       X
2.1.10     Determine workstation/peripheral suitability as determined by             X       A
           hardware and software.
2.1.11     Provide HW, SW (deskside) service to a Mobile/Remote End User as          X       A
           identified in 2.0 herein and in accordance with the Procedure Manual.
2.1.12     Arrange for an on-site support call at a particular time/date with a      X       A
           mobile user who is visiting a supported site.
2.1.13     Provide area "depots" in at the Certegy locations referenced in           X       A
           Section 1.0 specifically for Mobile End User drop off and pick up service.
2.1.14     Dispose of obsolete Certegy owned equipment                               A       X
2.1.15     Save/transfer of Certegy data during the 'swap out' process.              X       A
2.1.16     Manage the spare parts inventory in accordance with guidelines            X
           provided by Certegy
2.1.17     Provide the procedures to be followed by mobile and/or home-based                 X
           End Users in order to obtain depot services.
2.1.18     Train users on Certegy Desktop Applications                               A       X

 2.2    HARDWARE MAINTENANCE

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
2.2.1      Provide for all corrective maintenance and repair.                          X
2.2.2      Coordinate and schedule maintenance activities.                     X
2.2.3      Dispatch hardware maintenance service personnel.                    X
2.2.4      For Mobile End User utilizing a depot site, faulty equipment is     A       X
           delivered to depot site and shipped back to Mobile End User.
2.2.5      Using Certegy-provided warranty documentation, maintain the         X
           records necessary to support warranty service of on-warranty devices installed as of the Commencement Date.
2.2.6      For equipment ordered by IBM after the Commencement Date,           X
           maintain the records necessary to support warranty repair
           service.
2.2.7      Coordinate warranty repair service with the appropriate             X
           equipment manufacturer.
2.2.8      Track and report observed failure trends for Desktop Systems.       X
2.2.9      Provide spare parts inventory and spare Standard Desktop            X
           machines (Definition) necessary for IBM to provide the Desktop
           Management Services in accordance with the Service Levels
2.2.10     Provide hardware maintenance Services for Nonstandard Products.             X

2.3  IMAC SERVICE

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
2.3.1      THE ACTIVITIES ASSOCIATED WITH THE COORDINATION OF IMAC ARE AS
           FOLLOWS:
2.3.1.1    Schedule the IMAC perform date with the Certegy End Users.          X
2.3.1.2    Notify the Certegy Focal Point of the required IMAC components      X
           that must be available and site preparations (facilities and telecommunications modifications), which must be completed prior to the scheduled IMAC date.
2.3.1.3    Plan and coordinate the execution of and execute IMAC.              X
2.3.1.4    Prior to the scheduled IMAC date, validate with the Certegy         X        A
           Focal Point that the End User has complied with all
           prerequisites, all site modifications are complete, and that the necessary IMAC components have been received and will be available at the End User's work location on the scheduled IMAC date.
2.3.2      THE PERFORM ACTIVITIES RELATED TO INSTALL ACTIVITIES AS
           FOLLOWS:
2.3.2.1    Develop and maintain procedures for installation of Standard        X        A
           Products for Certegy HW & SW.
2.3.3      THE PERFORM ACTIVITIES RELATED TO REMOVAL ACTIVITIES ARE:
2.3.3.1    Removal of system unit and placement back in inventory or           X
           prepare for disposal.
2.3.3.2    Prepare displaced hardware (i.e., desktop/laptop, wrap cords)       X
           and, if applicable, move to a designated staging area within the Facility for removal by Certegy.
2.3.3.6    Data erasure on removed hardware systems per procedures             X        R
2.3.4      THE ACTIVITIES RELATED TO IMAC PERFORM ARE:
2.3.4.1    Perform the IMAC Services for Desktop Standard Products             X
           according to the criteria specified in the IMAC checklist as defined in Procedures Manual

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
2.3.4.2    Assist Certegy in resolving on a timely basis any issues            X
           impacting IMAC activity.
2.3.4.3    Implement A mutually agreed-upon process for consolidating IMAC     X        A
           activity, when possible, into IMAC Projects.
2.3.4.4    Transportation or shipping of desktops or laptops                            X
2.3.4.5    Data migration related to IMACs                                     X        A
2.3.5      FOLLOWING ACTIVITIES ARE CONSIDERED AS SPECIAL PROJECTS AND
           WILL BE PROVIDED AS PROJECTS AS AGREED BY THE PARTIES
2.3.5.1    Major moves (Generally more than 12 in a single site)                        X
2.3.5.2    Major roll outs (refreshes) (any event outside the Desktop                   X
           Refresh Plan)
2.3.5.3    Moves outside the Certegy major site locations                               X
2.3.5.4    Re-deploy of desktops                                                        X

3.0  ELECTRONIC SOFTWARE DISTRIBUTION SERVICE

IBM will provide Electronic Software Distribution Services for Desktop Supported Products using existing Certegy SMS product as of the Commencement Date, including distribution of software packages to all End Users, creating and maintaining software distribution package, define distribution processes and procedures. Maintaining distribution plans and compatibility compliance and resolution of configuration problems.

IBM will provide Electronic Software Distribution Services including the management of the Software Distribution environment using the appropriate SMC disciplines (for example, performance management, problem management, change management).

Resolving failed load caused by Nonstandard Products will be performed as hourly services.

                    DESKSIDE SERVICES RESPONSIBILITIES MATRIX

R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
3.1        DISTRIBUTION ENVIRONMENT
3.1.1      Define distribution image software list.                            A        X
3.1.2      Ensure that the distribution infrastructure meets requirements      A        X
           for the service and service levels which will be provided.
3.1.3      With Certegy define the Certegy platform requirements for           X        A
           successful distribution.
3.1.4      Define what is to be distributed to each specific desktop                    X
           system.
3.1.5      Provide End Users with necessary information of upcoming            A        X
           distributions
3.1.6      Ensure that designated machines have the right status to                     X
           receive distribution (e.g. turned on).
3.2        CREATE CHANGE

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
3.2.1      Receive, acknowledge, validate and perform a change request         X
           involving software distribution from the change control
           process.
3.2.2      Schedule and coordinate Electronic Software distribution.           X       A
3.2.3      Communicate to the Certegy Focal Point, via the change              X
           management procedures, any prerequisites prior to a Electronic
           Software Distribution and any post-install requirements.
3.2.4      Prior to a Electronic Software distribution, if appropriate,        X
           make recommendations to Certegy for End User training related to the changes which will result from such distribution.
3.2.5      Define distribution processes and procedures.                       X       A
3.2.6      Package repository software - ensure configuration and policy       A       X
           compliance
3.2.7      Provide software distribution hardware and software platform                X
3.2.8      Identify environment, build image and test.                         X       A
3.2.9      Test that the application/change to be distributed works in the     A       X
           Standard Certegy HW/SW
3.2.10     Provide the distribution processes and procedures to                X
           Certegy-designated personnel (e.g., operators, help desk,
           problem support personnel) and communicate any Certegy support requirements.
3.2.11     Resolve configuration conflicts between previously distributed      X
           software packages and the software packages to be distributed and modify as necessary.
3.3        DISTRIBUTE CHANGE
3.3.1      Manage environment (capacity, architecture, LAN speed, etc.) to     A       X
           determine feasibility of each distribution request.
3.3.2      Provide electronic change notice to the Certegy                     X
           user-communication team regarding upcoming distributions prior to distribution.
3.3.3      Manage and administer the Electronic Software distribution          X
           according to the approved change distribution plan.
3.3.4      Perform testing prior to distribution.                              X
3.3.5      Execute Electronic Software Distribution to the Certegy             X
           designated machines on the agreed time.
3.3.6      Monitor and ensure the successful distribution to the end           X
           Certegy level.
3.3.7      Take corrective action, as appropriate, for problems resulting      X
           from the distribution to correct error conditions and inform
           Certegy of which machines have / have not received the software package.
3.3.8      Provide trend analysis and periodic management reports on           X
           distribution success / failure rates.
3.3.9      Resolve failed loads caused by Nonstandard Products                 A       X
3.3.10     Resolve failed loads caused by lack of hardware and/or network      X       A
           resources.

4.0  CERTIFICATION/TEST

IBM will maintain as of the Commencement Date existing test and certification environments for production and IBM will maintain existing test and certification environments for development.

Certegy will provide all hardware platforms for test and development along with the required associated infrastructure.

                                                                             RESPONSIBILITY
                                                                             --------------
ITEM NO.   SERVICES                                                           IBM   CERTEGY
--------   --------                                                           ---   -------
4.1        Maintain the production and development test and certification      X        R
           environments according to Certegy requirements.
4.2        Test and certify applications/changes requested by Certegy.         A        X
4.3        Test applications/changes in standard Certegy platform.             X
4.4        As agreed with Certegy inspect the application/change from a        X        A
           production perspective.

                                  SCHEDULE F OF

                          TRANSACTION DOCUMENT #03-01

                                 (UNITED STATES)

                                 MAINFRAME TOWER

                LEASES, LICENSES AND OTHER THIRD PARTY AGREEMENTS

Section F-1 of this Schedule F lists the Mainframe Tower leases for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Certegy.

                    SECTION F-1 - LEASES FOR MAINFRAME TOWER

      IBM IS NOT RESPONSIBLE FOR ANY MAINFRAME TOWER LEASES FOR CERTEGY AS
                            OF THE COMMENCEMENT DATE

Section F-2 of this Schedule F lists the Mainframe Tower IBM software licenses for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Certegy.

                       SECTION F-2 SYSTEMS SOFTWARE - IBM

                                                                               RESPONSIBILITY
                                                                            (I = IBM C = CERTEGY)
ITEM    PRODUCT                                                     ------------------------------------
 NO.    NUMBER         SOFTWARE NAME/DESCRIPTION         LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   ------------------------------------   --------   -------   ------   --------   ------
1      5645-005   System Automation for OS/390              IBM        I         I         I         I
2      5648-A25   COBOL for OS/390 & VM V2                  IBM        I         I         I         I
3      5648-063   ACF/NCP V5.4                              IBM        I         I         I         I
4      5655-A46   JAVA for OS/390 V1R1M0                    IBM        I         I         I         I
5      5655-A95   MQSERIES FOR OS/390 V.2.1                 IBM        I         I         I         I
6      5655-B17   PSF V3 for OS/390                         IBM        I         I         I         I
7      5655-D35   JAVA (TM) 2 Technology Edition 1.1.0      IBM        I         I         I         I
8      5655-D44   XML Toolkit for OS/390 1.1.0              IBM        I         I         I         I
9      5655-041   ACF/SSP Version 4 MVS                     IBM        I         I         I         I
10     5655-147   CICS TS for OS/390                        IBM        I         I         I         I
11     5655-279   BTAM/SYSTEM PRODUCT                       IBM        I         I         I         I
12     5665-333   NetView Performance Mon. (NPM)            IBM        I         I         I         I
13     5668-958   VS COBOL II Comp Liba nd Debug            IBM        I         I         I         I
14     5675-DB2   DB2 UDB for OS/390                        IBM        I         I         I         I
15     5675-DB2   QMF for OS/390 (feat of DB2)              IBM        I         I         I         I
16     5688-190   PPFA/370                                  IBM        I         I         I         I
17     5694-A01   z/OS V1 Base                              IBM        I         I         I         I
18     5694-A01   z/OS V1 DFSMS dsshsm                      IBM        I         I         I         I
19     5694-A01   z/OS V1 HLASM Toolkit                     IBM        I         I         I         I
20     5694-A01   z/OS V1 RMF                               IBM        I         I         I         I
21     5694-A01   z/OS V1 SDSF                              IBM        I         I         I         I

Schedule F                March 14, 2003
CERTEGY/IBM CONFIDENTIAL

                       SECTION F-2 SYSTEMS SOFTWARE - IBM

                                                                               RESPONSIBILITY
                                                                            (I = IBM C = CERTEGY)
ITEM    PRODUCT                                                     ------------------------------------
 NO.    NUMBER         SOFTWARE NAME/DESCRIPTION         LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   ------------------------------------   --------   -------   ------   --------   ------
22     5697-B82   Tivoli NetView Enterprise                 IBM        I         I         I         I
23     5735-XXB   Emulation Program Version 1               IBM        I         I         I         I
24     5740-CB1   COBOL Compiler/Library V1                 IBM        I         I         I         I
25     5798-DXQ   ICFRU 1.1.0                               IBM        I         I         I         I
26     5655-A25   AFP TOOLBOX FOR MVS                       IBM        I         I         I         I
27     5648-D68   DB2 FACILITIES SUITE SUBSCRIPTION         IBM        I         I         I         I
28     5697-E98   DB2 FACILITIES SUITE                      IBM        I         I         I         I
29     5697-B82   GRAPHICAL ENTERPRISE LE 370               IBM        I         I         I         I

Section F-3 of Schedule F lists the Mainframe Tower Third Party Agreements for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Certegy.

                    SECTION F-3: SYSTEMS SOFTWARE - CERTEGY

                                                                                 RESPONSIBILITY
                                                                              (I = IBM C = CERTEGY)
ITEM                                     SOFTWARE                     ------------------------------------
 NO.           VENDOR                NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------    -----------------------   --------   -------   ------   --------   ------
1      FUJITSU (AMDAHL)          TDMF                      Certegy       I         I         I        NA
2      ASI                       PKZIP                     Certegy       I         I         I        NA
3      BMC (BOOLE & BABBAGE)     EASYPOOL (POOL DASD)(5)   Certegy       I         I         I        NA
4      BMC (BOOLE & BABBAGE)     STOP/X37II(5)             Certegy       I         I         I        NA
5      CANDLE                    OMEGAMON II/EPILOG(5)     Certegy       I         I         I        NA
6      CANDLE                    OMEGAMON II CICS(5)       Certegy       I         I         I        NA
7      CANDLE                    OMEGAMON II MVS(5)        Certegy       I         I         I        NA
8      CHICAGOSOFT               MVS QUICKREF              Certegy       I         I         I        NA
9      COMM-PRO                  COMM-PRO(6)               Certegy       I         I         I        NA
10     COMPUTER ASSOCIATES       ACF2/MVS                  Certegy       I         I         I        NA
11     COMPUTER ASSOCIATES       CA-1                      Certegy       I         I         I        NA
12     COMPUTER ASSOCIATES       CA-11                     Certegy       I         I         I        NA
13     COMPUTER ASSOCIATES       CA-7                      Certegy       I         I         I        NA
14     COMPUTER ASSOCIATES       CA90S                     Certegy       I         I         I        NA
15     COMPUTER ASSOCIATES       EASYTRIEVE PLUS           Certegy       I         C         C        NA

                    SECTION F-3: SYSTEMS SOFTWARE - CERTEGY

                                                                                 RESPONSIBILITY
                                                                              (I = IBM C = CERTEGY)
ITEM                                     SOFTWARE                     ------------------------------------
 NO.           VENDOR                NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------    -----------------------   --------   -------   ------   --------   ------
16     COMPUTER ASSOCIATES       ENDEVOR/MVS BASE          Certegy       I         I         I        NA
17     COMPUTER ASSOCIATES       ENDEVOR/MVS AUTOMATED     Certegy       I         I         I        NA
                                 CONFIG MGR
18     COMPUTER ASSOCIATES       ENDEVOR/MVS EXTENDED      Certegy       I         I         I        NA
                                 PROCESSOR
19     COMPUTER ASSOCIATES       ENDEVOR/MVS EXTERNAL      Certegy       I         I         I        NA
                                 SECURITY INTERFACE
20     COMPUTER ASSOCIATES       ENDEVOR/MVS PARALLEL      Certegy       I         I         I        NA
                                 DEV MGR
21     COMPUTER ASSOCIATES       ENDEVOR/MVS QUICKEDIT     Certegy       I         I         I        NA
22     COMPUTER ASSOCIATES       FAVER for MVS             Certegy       I         I         I        NA
23     COMPUTER ASSOCIATES       JCLCHECK                  Certegy       I         I         I        NA
24     COMPUTER ASSOCIATES       LIBRARIAN                 Certegy       I         I         I        NA
25     COMPUTER ASSOCIATES       MULTI IMAGE CONSOLE       Certegy       I         I         I        NA
26     COMPUTER ASSOCIATES       MULTI IMAGE ALLOCATION    Certegy       I         I         I        NA
27     COMPUTER ASSOCIATES       MULTI IMAGE INTEGRITY     Certegy       I         I         I        NA
                                 W/EDIF
28     COMPUTER ASSOCIATES       OPS/MVS II JES2           Certegy       I         I         I        NA
29     COMPUTER ASSOCIATES       TPX ADV DATA COMPRESS     Certegy       I         I         I        NA
                                 OPT NVI/TPX
30     COMPUTER ASSOCIATES       TPX MAILBOX OPTION        Certegy       I         I         I        NA
31     COMPUTER ASSOCIATES       TPX MULTISESSION          Certegy       I         I         I        NA
32     COMPUTER ASSOCIATES       TPX ACL/E                 Certegy       I         I         I        NA
33     COMPUTER ASSOCIATES       TSOMON                    Certegy       I         I         I        NA
34     COMPUTER ASSOCIATES       VIEW/MVS                  Certegy       I         I         I        NA
35     COMPUTER ASSOCIATES       DELIVER/MVS               Certegy       I         I         I        NA
36     COMPUTER ASSOCIATES       XCOM                      Certegy       I         I         I        NA

                    SECTION F-3: SYSTEMS SOFTWARE - CERTEGY

                                                                                 RESPONSIBILITY
                                                                              (I = IBM C = CERTEGY)
ITEM                                     SOFTWARE                     ------------------------------------
 NO.           VENDOR                NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------    -----------------------   --------   -------   ------   --------   ------
37     COMPUTER ASSOCIATES       VISION EXCEL(BASE)        Certegy       I         I         I        NA
       (STERLING)
38     COMPUTER ASSOCIATES       VISION RESULTS            Certegy       I         I         I        NA
       (STERLING)
39     COMPUWARE                 ABEND AID/CICS            Certegy       I         I         I        NA
40     COMPUWARE                 ABEND-AID/XLS             Certegy       I         I         I        NA
41     COMPUWARE                 XPEDITER/TSO              Certegy       I         I         I        NA
                                 BASE
42     COMPUWARE                 XPEDITER/CICS             Certegy       I         I         I        NA
43     COMPUWARE                 XPEDITER/CICS ASM
                                 OPTION                    Certegy       I         I         I        NA
44     COMPUWARE                 FILEAID/MVS               Certegy       I         I         I        NA
45     COMPUWARE                 STROBE/MVS SYSPLEX        Certegy       I         I         I        NA
46     COMPUWARE                 STROBE/CICS               Certegy       I         I         I        NA
47     COMPUWARE                 ADV SESSION               Certegy       I         I         I        NA
                                 MGT FEAT.
48     COMPUWARE                 STROBE DB2                Certegy       I         C         C        NA
49     COMPUWARE                 iSTROBE                   Certegy       I         C         C        NA
50     COMPUWARE                 MQ STROBE                 Certegy       I         C         C        NA
51     COMPUWARE                 DBA Expert for DB2        Certegy       I         C         C        NA
52     DOCSENSE (PITNEY BOWES)   CICS WINDOW MAINTENANCE   Certegy       I         I         I        NA
53     DOCSENSE (PITNEY BOWES)   FINALIST National         Certegy       I         I         I        NA
54     DOCSENSE (PITNEY BOWES)   STREAM WEAVER             Certegy       I         I         I        NA
55     DOCSENSE (PITNEY BOWES)   DIALOG                    Certegy       I         I         I        NA
56     DOCSENSE (PSTNEY BOWES)   Z4 Ext Maintenance(6)     Certegy       I         I         I        NA
57     INNOVATION DATA
       PROCESSING                FDR                       Certegy       I         I         I        NA
58     INNOVATION DATA
       PROCESSING                CPK                       Certegy       I         I         I        NA
59     INNOVATION DATA
       PROCESSING                ABR                       Certegy       I         I         I        NA

                    SECTION F-3: SYSTEMS SOFTWARE - CERTEGY

                                                                                 RESPONSIBILITY
                                                                              (I = IBM C = CERTEGY)
ITEM                                     SOFTWARE                     ------------------------------------
 NO.           VENDOR                NAME/DESCRIPTION      LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ----------------------    -----------------------   --------   -------   ------   --------   ------
60     INNOVATION DATA
       PROCESSING                IAM                       Certegy       I         I         I        NA
61     LEVI, RAY AND SHOUP       VPS                       Certegy       I         I         I        NA
62     NETEC INTERNATIONAL       CAFC                      Certegy       I         I         I        NA
63     OPENCONNECT               FTP/SERVER                Certegy       I         I         I        NA
64     OPENCONNECT               OC/SOCKET                 Certegy       I         I         I        NA
65     PRIME FACTORS             SECURITY SOFTWARE MVS
                                 BCSS (formerly PMS))(6)   Certegy       I         I         I        NA
66     SAS INSTITUTE             SAS BASE/MVS(5)           Certegy       I         I         I        NA
67     SAS INSTITUTE             SAS CONNECT/MVS(5)        Certegy       I         I         I        NA
68     SECURITY DYNAMICS         SECUREID                  Certegy       I         C         C
69     STERLING COMMERCE         CONNECT:DIRECT OS390      Certegy       I         I         I        NA
70     STERLING COMMERCE         CONNECT:ENTERPRISE        Certegy       I         I         I        NA
71     SYNCSORT                  SYNCSORT MVS              Certegy       I         I         I        NA
72     UNICOM SYSTEMS            CICS/WINDOWS              Certegy       I         I         I        NA
73     UNITECH                   ACR PLUS MVS              Certegy       I         I         I        NA

NOTES:

(1) "OPER" means operational responsibility for the Systems Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases, Versions and any other related charges for the Systems Software listed in this Schedule.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Systems Software listed in this Schedule.

(4) "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Systems Software listed in this Schedule.

(5) "SUSPENDED LICENSES" - These Certegy licenses will be suspended following the Commencement Date and IBM will use its own licenses for these products. However, IBM will still be subject to the terms and conditions of [Section 5.3] of this Transaction Document regarding 'paid up' licenses

(6) In the event the procurement of the Licenses and ongoing Maintenance fees for these three products (Prime Factor, CommPro and Z4) collectively exceed $200,000 during the Term of this Transaction Document, then any amount over $200,000 will be the financial responsibility of Certegy. IBM will notify Certegy and obtain Certegy's written approval before exceeding the $200,000 figure.

IBM is assuming Certegy software licenses as of the Effective Date are licensed at the level required to operate on the current Amdahl 2064E machine rated at 883 MIPS. Certegy is responsible for guaranteeing these licenses are at this level and if they are not, Certegy is responsible for upgrading these licenses to the current Amdahl 2064E, 883 MIPS, and will pay any associated costs if applicable.

                                 SCHEDULE G OF
                          TRANSACTION DOCUMENT #03-01
                                (UNITED STATES)
                                MAINFRAME TOWER
                           DISASTER RECOVERY SERVICES

1.0  INTRODUCTION

     1.1 IBM will provide Disaster Recovery Services for the Mainframe Tower for Certegy as described within this Schedule. This Schedule is intended to describe all aspects of the services to be provided and include the roles and responsibilities of both Certegy and IBM in planning, testing and supporting Disaster Recovery for the Certegy LPARS and the LPAR Critical Applications as defined herein.

     1.2 IBM will provide access to the BCRS Atlanta Work Group Recovery Center to Certegy. This center will provide 25 PC Desktops with workspace, phones, chairs and power for office equipment. Certegy's access to this site is limited to a total of 120 hours during the two (2) Plan test times per year, and for a maximum of six (6) weeks from the date of a Disaster declaration.

     1.3 The Disaster Recovery Services included the provision by IBM of a 48 hour Quick Ship Service (meaning, upon declaration of a Disaster by Certegy, the devices shown in the Disaster Recovery Plan will be shipped to the designated site within 48 hours of said declaration) to either the Certegy Madison Wisconsin or the Atlanta Work Group Recovery Center locations for 11 NT servers, workstations and printers as identified in the Disaster Recovery Plan.

     1.4 IBM will be responsible for the provision of Disaster Recovery Services to Certegy based on the roles and responsibilities in Attachment 1, the Disaster Recovery Responsibilities Matrix.

     1.5 The Parties' Disaster Recovery Services responsibilities shall include, but not be limited to, the following:

          1.5.1 IBM and Certegy will discuss and agree on the readiness of the Certegy Application Disaster Recovery plan and the IBM System Disaster Recovery plan and include such plans in the Disaster Recovery Plan;

          1.5.2 IBM and Certegy will jointly plan and IBM will execute the initial Disaster Recovery test (one of the two tests per Contract
          Year) at a time to be agreed and subject to the commencement of the Disaster Recovery Services;

          1.5.3 IBM will provide a total of two tests per Contract Year during the term of this Transaction Document. The combination of the two tests will not exceed 120 hours of test time. These tests include Resource Units at 80% of the Baseline plus the Deadband and the charge is included in the Annual Service Charge. Additional hours, if requested by Certegy, may be available subject to additional charges;

Schedule G                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

          1.5.4 IBM will provide the IBM Configuration and the defined network infrastructure, if any, as agreed at the Recovery Center;

          1.5.5 The Parties agree to review the DASD capacity and the data transfer services required to support the target Recovery Times for the Critical Applications (defined in Attachment 2) and achieve agreement on the defined service 60 days prior to the scheduled implementation of the Disaster Recovery Services;

          1.5.6 IBM will design, implement system backup and recovery processes and procedures;

          1.5.7 Certegy will design, implement application and database backup and recovery processes;

          1.5.8 It is the intent of both Parties that the Critical Business LPARS and target recovery times as identified in Attachment 2 will be the goals of the jointly developed Disaster Recovery Plan, and both Parties agree to work together to achieve these targets;

          1.5.9 The Parties will be jointly responsible for the initiation, support and execution of the testing and performance of the Disaster Recovery Plan with the Parties respective roles being consistent with the roles set forth in this Schedule;

          1.5.10 In the event of a Disaster declaration, IBM and Certegy will jointly support the execution of the Restoration; and

          1.5.11 IBM will make commercially reasonable efforts to meet the Service Levels during a Disaster declaration.

2.0  DEFINITIONS

     2.1 "COLD SITE" means a fully constructed facility that provides all Hot-Site physical services and utilities necessary to support Certegy's computer environment. It does not have dedicated computer hardware or network equipment.

     2.2 "CRITICAL BUSINESS LPARS" means the LPARS specified by Certegy to support Certegy's vital business functions in the event of a Disaster. The Critical Business LPARS are set forth in Attachment 2 hereto.

     2.3 "CRITICAL SYSTEM PROCESS" means any application process that is required to support the Critical Business LPARS.

     2.4 "DISASTER" means any unplanned interruption of information processing for Certegy, due to causes beyond the reasonable control of Certegy or IBM, which significantly impair the ability of IBM to perform the Services and to operate the Critical Business LPARS at the Data Center facility.

     2.5 "DISASTER Recovery" means the Restoration, at a location other than the Data Center, of Critical Business LPARS and Critical System Processes following a declared Disaster.

     2.6 "DISASTER RECOVERY PLAN" or "PLAN" means the mutually agreed upon plan for recovering Certegy's Critical Business LPARS necessary for continuation of the vital business processes of Certegy.

     2.7 "CERTEGY CONFIGURATION" means the mainframe hardware and/or mainframe software and Midrange equipment provided by Certegy as set forth in the Disaster Recovery Plan, designated for support of the Critical Business LPARS or the Midrange environment during a declared Disaster.

     2.8 "HOT-SITE" means a fully equipped data center environment, which contains the IBM Configuration.

     2.9 "IBM CONFIGURATION" means the mainframe hardware including communication controllers (FEP's) and mainframe software equipment and the Midrange equipment provided by IBM, as set forth in the Disaster Recovery Plan, designated for support of the Critical Business LPARS and the Midrange environment during a declared Disaster.

     2.10 "RECOVERY CENTER" means the facility from which IBM provides Disaster Recovery Services.

     2.11 "RESTORATION" means the point in time at which the Critical Business LPARS have all data files recovered, and the Critical Applications are reinstated after the declaration of a Disaster and is ready for the Critical Business LPARS to begin processing as described in the Disaster Recovery Plan.

     2.12 "RECOVERY TIME OBJECTIVES" means the Recovery Times for Critical Business LPARS and the Critical Applications as set forth in Attachment 2 hereto, which both IBM and Certegy will work together to achieve.

3.0  DISASTER RECOVERY PLAN

     3.1 The Disaster Recovery Plan will include, but will not be limited to, the following:

          3.1.1. a brief description of the critical systems process and functions;

          3.1.2. a listing of the Critical Business LPARS;

          3.1.3. the agreed target recovery objective time frame for each Critical Business LPARS;

          3.1.4. the hardware equipment and software comprising the IBM Configuration used for Disaster Recovery;

          3.1.5. the hardware equipment and software comprising the Certegy Configuration used for Disaster Recovery, if any;

          3.1.6. IBM's and Certegy's recovery responsibilities;

          3.1.7. copies of the recovery plans and procedures;

          3.1.8. copies of the Applications Software - Certegy recovery plans and procedures;

          3.1.9. escalation processes and critical staff list for both IBM and Certegy;

          3.1.10. contact listings of Certegy and IBM key personnel on the recovery management team;

          3.1.11. identification of recovery teams;

          3.1.12. Disaster declaration process;

          3.1.13. names of those Certegy individuals who are authorized to declare a Disaster;

          3.1.14. the schedule for the periodic tape backup of Critical Business LPARS;

          3.1.15. the location and schedule for off-site storage of the tape backups;

          3.1.16. notification procedures;

          3.1.17. recovery information, procedures, schedules, etc.; and

          3.1.18. procedures for maintaining the Disaster Recovery Plan.

4.0  IBM'S DISASTER RECOVERY PLAN RESPONSIBILITIES

     4.1  As part of its Disaster Recovery responsibilities, IBM shall:

          4.1.1. provide a representative who is knowledgeable (and at least one alternate in case the primary representative is unavailable) in Disaster Recovery planning and the Disaster Recovery Plan (the "IBM Disaster Recovery Coordinator") to serve as a single point of contact for Certegy's Disaster Recovery related communications and activities. The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the System Disaster Recovery Plan;

          4.1.2. develop, within one hundred and eighty (180) days of the Effective Date, a Disaster Recovery Plan and procedures in cooperation with Certegy and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Certegy's and IBM's overall Disaster Recovery strategies and related plans;

          4.1.3. provide and support the Disaster Recovery Service infrastructure as requested by Certegy;

          4.1.4. provide the Critical LPARS backup and recovery plans as required to meet the agreed recovery requirements and timetable;

          4.1.5. in cooperation with Certegy, test the Disaster Recovery Plan twice annually to ensure the Plan remains practicable and current;

          4.1.6. provide a total of up to one hundred twenty (120) hours for the two tests per Contract Year (e.g. 60 hours per each test) at the Recovery Center for testing Certegy's Disaster Recovery Plan and provide Certegy with a detailed written status report within fourteen (14) business days following each Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

          4.1.7. provide Critical LPARS recovery to the last backup cycle available from tapes rotated to the off-site storage location or as superceded by the cross-site data management and duplication processes

          4.1.8. provide application and database recovery to the last backup cycle available from tapes rotated to the off-site storage location or as superceded by the cross-site data management and duplication processes;

          4.1.9. provide overall project management in the event of a Disaster or scheduled test;

          4.1.10. verify that problem resolution during tests is performed in a timely manner;

          4.1.11. ensure that adequate staff resources are available to support the Restoration of the System at all times;

          4.1.12. schedule two (2) tests per Contract Year at dates and times acceptable to both Certegy and IBM; and

          4.1.13. work with Certegy to review, and update if necessary, the Critical Business LPARS lists on an ongoing basis and present the results to the IPT. The IPT will resolve any financial implications that may result from such review and update.

5.0  CERTEGY'S DISASTER RECOVERY PLAN RESPONSIBILITIES

     5.1  Certegy's responsibilities:

          5.1.1. Certegy will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the "Certegy Disaster Recovery Coordinator") to serve as a single point of contact for Certegy's Disaster Recovery related communications and activities. The Certegy Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Application Disaster Recovery Plan;

          5.1.2. Certegy will provide network connectivity required for Certegy and Certegy customer connectivity to the IBM Disaster Recovery Center;

          5.1.3. in cooperation with IBM, review, and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Certegy's and IBM's overall Disaster Recovery strategies and related plans;

          5.1.4. ensure that the Disaster Recovery Services and the configurations and capacities that comprise the Certegy network are sufficient to meet the Disaster Recovery requirements of the Applications Software, in terms of the support of the recovery;

          5.1.5. provide the Application backup and recovery plans as required to meet the agreed recovery requirements and timetable;

          5.1.6. in cooperation with IBM, test the Disaster Recovery Plan twice annually to ensure the Plan remains current;

          5.1.7. provide resources to support the testing of the Plan;

          5.1.8. provide the IBM Disaster Recovery Coordinator with sufficient information to support the reporting of the Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

          5.1.9. provide project management for the validation of the Recovery of the Applications in the event of a Disaster or scheduled test;

          5.1.10. request additional test time if required to develop and test the Plan, subject to additional charges;

          5.1.11. ensure that adequate staff resources are available to support the Application Disaster Recovery at all times;

          5.1.12. provide the interface for auditing entities that require review of the Disaster Recovery Plan and/or test results;

          5.1.13. schedule two (2) tests per year at dates and times acceptable to both Certegy and IBM;

          5.1.14. work with IBM to review and update if necessary, the Critical Business LPARS and critical applications lists on a quarterly basis and present the results to the IPT. The IPT will resolve any financial implications that may result from such review and update; and

          5.1.15. be responsible for the Business Continuity Plan (BCP). The BCP contains detailed plans and procedures required to enable the continued delivery of products and services in the event of disruption to customer business function.

          5.1.16. be responsible for the Restoration of the Midrange environment (NT servers referenced in Section 1.3) in accordance with the BCP.

6.0  DATA CENTER DISASTER DECLARATION AND RECOVERY

     6.1  The key responsibilities in the event of a Disaster are:

          6.1.1. Certegy shall be responsible for declaring a Disaster. The process to declare a Disaster and a list of the Certegy representatives authorized to declare such Disaster are specified in the Disaster Recovery Plan. The list of representatives will be reviewed and updated, if necessary, on a quarterly basis.

          6.1.2. In the event of a Disaster, access to the Recovery Center or another recovery facility will be on a first-come-first served basis and may be shared with other subscribers also experiencing a Disaster. Certegy will be provided access over: (i) customers who are not Disaster Recovery Services customers, (ii) customers who have scheduled testing, and (iii) customers who subsequently notify the Recovery Center that they have declared a Disaster. IBM will provide the Recovery Center within 24-hours of notice of the Declaration of a Disaster.

          6.1.3. If the primary Recovery Center specified in the Disaster Recovery Plan is not available when a Disaster is declared, Disaster Recovery Services will be provided at another IBM Recovery Center without additional charge.

          6.1.4. The Hot-Site Recovery Center may be occupied for up to six (6) weeks after IBM is afforded access to the Recovery Center. After six (6) weeks, IBM will provide space in another facility (the "Cold Site") for up to six (6) months. Such space shall be adequate to install the IBM and Certegy Configurations, if any, as set forth in the Disaster Recovery Plan.

          6.1.5. In the event of an extended Disaster, IBM and Certegy will work together during the first six (6) weeks following the declaration of Disaster to develop and implement a planned move to the Cold Site facility. Certegy will have management and financial responsibility for providing the Certegy Configuration to the Cold Site facility, and the subsequent permanent facility.

               If requested by Certegy, IBM will assist Certegy in obtaining such equipment. IBM will have management and financial responsibility for providing the IBM Configuration to the Cold Site facility and the subsequent permanent facility. During the occupation of the Cold Site facility, the Parties will work together to develop and implement a plan to move to the permanent facility.

          6.1.6. Certegy will support restoration of the Critical Business LPARS and the Midrange as documented within the Plan.

          6.1.7. The Parties will cooperate to achieve Restoration in accordance with Attachment 2 hereto.

          6.1.8. If a Disaster is declared, from the time of the initial outage to five (5) calendar days after Restoration thereafter, IBM will be relieved from the Service Level requirements set forth in Schedule S of this Transaction Document

     6.2  IBM's Data Center Disaster Recovery responsibilities

          IBM responsibilities for Disaster Recovery will include without limitation:

          6.2.1. perform its Disaster Recovery responsibilities as set forth in this Schedule G and the Disaster Recovery Plan;

          6.2.2. retrieve and transport any required offsite stored media including data and software to the Recovery Center;

          6.2.3. recover the System as specified in the Disaster Recovery Plan to support Certegy's Critical Business LPARS;

          6.2.4. assist Certegy in the verification of the recovery of the Critical Applications;

          6.2.5. operate the Critical Business LPARS on the IBM and Certegy Configurations at the Recovery Center;

          6.2.6. provide adequate office space at the Recovery Center for technical support teams and Certegy application support teams to conduct recovery operations;

          6.2.7. provide space for the 25 users at the Work Group Recovery Center in Atlanta, Georgia. Certegy's access to this site is limited to 120 hours during Plan test time per year, and for a maximum of six (6) weeks from the date of a Disaster declaration;

          6.2.8. provide and pay for living expenses incurred by IBM personnel in the performance of the IBM Disaster Recovery responsibilities to include the two annual tests and an actual Disaster declaration if applicable; and

          6.2.9. recover the Critical LPARS including the MIPS and storage identified in the Disaster Recovery Plan.

     6.3  Certegy's Data Center Disaster Recovery Responsibilities

          In the event of a declared Disaster, Certegy will:

          6.3.1. perform its Disaster Recovery responsibilities as set forth in this Schedule G and the Disaster Recovery Plan;

          6.3.2. provide restoration of the Certegy and Certegy customer network connectivity including, but not limited to providing connectivity to the Disaster Recovery Data Center or if necessary the alternative site, switching the appropriate Certegy network connections to allow data communication to and from the System by Certegy and its Authorized Users for purposes of transmitting and receiving data;

          6.3.3. be responsible for the Applications Software - Certegy recovery, database restoration and roll-forward and ensuring that all restored Applications Software - Certegy are at a level that can support the Service;

          6.3.4. ensuring that the Certegy Authorized Users and clients are informed of the situation and for all liaison with media and external agencies;

          6.3.5. manage the verification of the Restoration of the Applications Software - Certegy and reinstatement of the Certegy services to the Certegy clients;

          6.3.6. comply with Recovery Center procedures, including those for safety and security; and

          6.3.7. pay all travel and living expenses incurred by Certegy personnel in the performance of Certegy's Disaster Recovery responsibilities.

7.0  DISASTER RECOVERY PLAN TEST FAILURE

     7.1 If a failure occurs in the testing of the Disaster Recovery Plan and such failure results in the need for an additional test, all labor and offsite storage costs associated with the additional test will be borne by the Party solely responsible for the failure. If the failure is caused solely by IBM, such test shall not count as a test for purposes of the limitation in Section 1.5.3.

     7.2 The evaluation of whether a test was a failure will be jointly determined in accordance with the jointly developed success criteria developed by the IPT.

8.0  DATA CENTER RECOVERY FAILURE

     8.1 In the event that IBM exceeds its committed recovery time for the IBM Configuration, by greater than one (1) days, then, at Certegy's sole discretion, the terms and conditions set forth in the Section 17.3 of the Master Agreement shall prevail.

9.0  NEW DISASTER RECOVERY REQUIREMENTS

     9.1 Additional services, functions or capacity beyond that specified in this Schedule G as of the Commencement Date will be added at the request of Certegy subject to Section 9.6 of the Master Agreement.

     9.2 Nothing stated in this Schedule G shall be construed to modify or alter the Parties' responsibilities with respect to the Services, the Systems Software, the Applications Software, or the Machines as specifically set forth elsewhere in the Agreement.

                                ATTACHMENT 1 TO
                                 SCHEDULE G OF
                          TRANSACTION DOCUMENT #03-01
                                (UNITED STATES)
                                MAINFRAME TOWER
                            RESPONSIBILITIES MATRIX

R = Identify Requirements
A = Assist
X = Perform
P = Primary
S = Secondary

                                                                                   RESPONSIBILITY
                                                                                   --------------
 DISASTER RECOVERY RESPONSIBILITIES MATRIX                                          IBM   CERTEGY
 -----------------------------------------                                          ---   -------
1.0  GENERAL
     A.   Develop requirements for Disaster Recovery                                 A       X
     B.   Provide, test and implement Applications Software - Certegy and            A       X
          dependent data recovery plans
     C.   Provide, test and implement Critical LPARS recovery plans                  X       A
     D.   Provide overall Disaster Recovery project management                       P       S
     E.   Provide Applications Software - Certegy recovery support, verification             X
          and project management
     F.   Provide Certegy network Connectivity to Recovery Site                              X
     G.   Restore Applications Software - IBM recovery support and project           X       A
          management
2.0  DISASTER RECOVERY PLANNING
     A.   Review the Critical Business LPARS                                         S       P
     B.   Update, if necessary, the Critical Business LPARS list                             X
     C.   Develop Disaster declaration processes and procedures                      X       A
     D.   IPT will conduct annual Plan reviews and updates                           S       P
     E.   Provide required capacity requirements for Disaster Recovery                       X
          Services
     F.   Plan for LPARS recovery                                                    X
     G.   Plan for Midrange recovery                                                         X
     H.   Plan for Applications Software - Certegy recovery                          A       X
     I.   Ensure required staff are available to support recovery processes          X       X
     J.   Provide order of recovery for the LPARS                                            X
     K.   Provide order of recovery for the Applications Software - Certegy                  X
     L.   Plan for Applications Software - IBM restoration                           X
3.0  DISASTER Recovery PLAN MANAGEMENT
     A.   Assign an IBM Disaster Recovery Coordinator to maintain the System         X
          Disaster Recovery Plan

                                                                                   RESPONSIBILITY
                                                                                   --------------
DISASTER RECOVERY RESPONSIBILITIES MATRIX                                           IBM   CERTEGY
-----------------------------------------                                           ---   -------
     B.   Provide the capacity as agreed in the Disaster Recovery Services           X
     C.   Define the resource requirements for recovery                              A       X
     D.   Assign an Certegy Disaster Recovery Coordinator to maintain the                    X
          Applications Software - Certegy plan
4.0  DISASTER RECOVERY TEST
     A.   Develop semi-annual Disaster Recovery test plans                           A       X
     B.   Provide overall coordination effort for the semi-annual recovery           X
          test(s)
     C.   Approve test success criteria                                              X       X
     D.   Produce written status report of conducted test results within 14          X       A
          business days
     E.   Review Disaster Recovery test results for Disaster Recovery                X       X
          Plan updates as appropriate
     F.   Responsible for travel expenses incurred by IBM staff to support the       X
          test
     G.   Responsible for travel expenses incurred by Certegy staff to support               X
          the test
5.0 DISASTER OPERATIONS
     A.   Declaration of Disaster                                                            X
     B.   Establish and conduct Recovery Coordination Center                         X       A
     C.   Perform recovery of the Applications Software - Certegy and the            X       A
          required data
     D.   Perform recovery of the LPARS                                              X
     E.   Recover the Midrange environment                                                   X
     F.   Recovery of the quick ship hardware                                                X
     G.   Complete recovery as described in Attachment 2.                            X       X
     H.   Management and financial responsibility for providing the IBM              X
          Configuration
     I.   Payment of the IBM Monthly Charge for the Services                                 X
     J.   Responsible for travel expenses incurred by IBM staff to support           X
          the recovery
     K.   Perform recovery of the Application Software - IBM                         X
     L.   Responsible for travel expenses incurred by Certegy staff to support the           X
          recovery

                                 ATTACHMENT 2 TO
                                  SCHEDULE G OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER

               CRITICAL BUSINESS LPAR TARGET RECOVERY TIME FRAMES

1. Critical Business LPARS TEL1 and TEL2 supported by the IBM Configuration listed in the Disaster Recovery Plan and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan.

2. The times for recovery are set forth below. The achievement of these times is seen to be a joint responsibility in which IBM is responsible for the provision of the Services and Certegy for the restoration of the Applications Software - Certegy. Failure to obtain these recovery time frames due to the acts or omissions of IBM are addressed in Schedule S.

3. In the event that a new or additional Critical Business Application System and/or LPAR is added to the list below Certegy will have the responsibility for defining the Disaster Recovery requirements for such additional or new Critical Business Application System and/or LPAR.

4. The Parties shall perform a Disaster Recovery Test to the extent necessary, for such additional or new Critical Business Application System and/or LPAR prior to production implementation.

5.   Certegy is responsible for the recovery times of the Midrange environment.

TABLE 1. CRITICAL LPAR AND CRITICAL APPLICATION RECOVERY TIME

LPAR                                               RECOVERY TIME
----                                               -------------
TEL1                                                 48 Hours
TEL2                                                 48 Hours
List of critical applications will be identified
   in the Disaster Recovery Plan

                                  SCHEDULE H OF
                          TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                                 TRANSITION PLAN

1.0 TRANSITION

This Transition Plan, Schedule H, describes items and or tasks that are new or updated from the existing processes and procedures.

2.0 COMMENCEMENT

The Transition Plan begins on the Effective Date and concludes on the Commencement Date.

3.0 CRITICAL MILESTONES

The Critical Milestones are set forth below:

                                                                             2003 TARGETED
    CRITICAL MILESTONES                       DEFINITION                      COMPLETION
--------------------------   -------------------------------------------   ----------------
Effective Date               The date this Transaction Document            March 14, 2003
                             between Certegy and IBM is executed.

Procedures Manual            Delivery of baseline manual                   July 30, 2003

GSD Security Controls        Document Certegy's physical and logical       November 1, 2003
Document for Strategic       security policies that should be
Outsourcing                  implemented on the systems, IBM to perform
                             gap analysis (policy vs implementation)
                             and make recommendations for potential
                             improvements, Certegy reviews
                             recommendations and agrees/declines
                             enhancements, final document approved.

                             PC REFRESH

Mutually create and          IBM and Certegy shall conduct joint           April 1, 2003
agree to a completed         planning sessions which will result in a
Desktop Technology           plan to roll out the agreed to 100 PC's
Refresh Plan                 beginning in September of contract year 1,
                             1200 PCs in year 2 at a rate of 1/12th a
                             month, and the remaining number of PCs in
                             year 3 at a rate of 1/12th a month. The
                             plan shall include mitigation of any
                             inhibitors to the rollout (for example,
                             departments that cannot be moved because
                             applications are not

Schedule H                              March 14, 2003               Page 1 of 4
CERTEGY/IBM CONFIDENTIAL

                                                                             2003 TARGETED
    CRITICAL MILESTONES                       DEFINITION                      COMPLETION
--------------------------   -------------------------------------------   ----------------
                             supported on current hardware platforms, or
                             customer declared freezes in the
                             environment). The Desktop Technology
                             Refresh Plan will be included in the
                             Procedures Manual.

                             DESKSIDE SUPPORT

Processes & Tools in place   All processes and tools are in place to       July 30, 2003
for Software delivery and    start performing testing and dual
Deskside support             operations

Dual period of operations    Completion of IBM performing activities       August 15, 2003
                             that will be required during steady state
                             in a test environment

Deskside support cutover     IBM Deskside to perform steady state          August 31, 2003
                             support

                             MAINFRAME

Mainframe hardware orders    CPU and subcomponents                         March 15, 2003

Hardware/Software            All components installed and dual             June 31, 2003
installation completed       setup completed

Verification of dual         Confirmation that the systems are             August 15, 2003
functionality                running as required

Remote Operations            Monitoring of dual hardware from remote       August 15, 2003
Testing                      location confirmed

Mainframe support cutover    IBM assumes Steady State support              August 31, 2003
to IBM

                             HELPDESK

Shadowing current Helpdesk   IBM employee's will shadow current Helpdesk   July 30, 2003
employee's                   employee's

Remote Helpdesk              Remote Helpdesk will be setup and access      August 15, 2003
established                  to the Certegy network will be confirmed

HelpDesk Cutover             Remote Helpdesk will be Steady State          August 31, 2003

                             TOOLS

Help Desk tools              Install the eESM tool suite, including        August 1, 2003
                             ManageNow

4.0 TRANSITION OVERVIEW

     A.   Transition Objectives

     In general, the Transition objectives include:

     1. using commercially reasonable efforts, complete the enhancements detailed above to the Services, with minimal disruption to Certegys' operations within 180 days from the Effective Date;

     2. replacing the mainframe CPU and all related subsystem hardware during the transition period. This includes bringing up the equipment and allowing for dual operations and remote operations prior to the end of the 180 day transition;

     3. establishing a remote help desk and utilizing the IBM help desk resources to shadow the current help desk employee's prior to the end of the 180 day transition;

     4. determination of the 2003 desktop replacements as well as the rollout plan, staffing plan, wall to wall inventory for asset tracking baseline and infrastructure support to perform by the end of the 180 day transition;

     5. jointly updating the Procedures Manual as required once the Procedures Manual is baselined;

     6. implementing the processes and procedures which will assist IBM in meeting the new Service Levels; and

     7. providing for monthly Transition status updates and information to Certegy's management, designated End Users, and the Transition Team.

     B.   Transition Methodology

IBM's transition methodology provides that:

     1. IBM and Certegy will each appoint an individual (the "Transition Manager" and collectively the "Transition Managers") who will be responsible for overseeing the completion of the transition responsibilities and coordinating activities with the other. The IBM Transition Manager and Certegy Transition Manager will work together to facilitate the completion of the transition activities according to the agreed schedule and processes. The Transition Managers will meet regularly to review the status of the transition activities and to address any issues.

     2. Transition team members from both IBM and Certegy will be assigned specific tasks to be accomplished within the time frames agreed. Required coordination will take place through the transition meetings chaired by the Transition Managers. The Transition Managers will determine the frequency and location of all scheduled meetings. At a minimum, there will be a joint weekly meeting with Certegy and IBM management to review the status of the Transition.

     3. Each Transition team member will present issues, concerns and comments (if any) to the attention of the Transition Managers at the scheduled meetings or as necessary. The plan for resolving issues, including the identification of the responsible team members and the scheduled dates for resolution, will be agreed to at the Transition meetings.

     4. The Transition team will jointly coordinate the Transition process with Certegy's vendors, suppliers and contractors.

     5. Entrance and exit criteria will, be jointly developed and utilized to verify completion of transition activities.

     6. User Acceptance criteria will be established and agreed upon in writing by Certegy and IBM prior to IBM's Commencement Date for Services.

5.0 TRANSITION DELAY

     5.1 If the Commencement Date for Services has not occurred by August 31, 2003, and such occurrence is solely caused by IBM, then IBM will, at IBM's option, pay or provide a credit to Certegy in an amount equal to the difference in the (i) average monthly amount paid by Certegy to Electronic Data Systems ("EDS") in May, June and July 2003 for services (which shall not include amounts paid for such items as projects or additional work that are not within the scope of the Services under this Transaction Document) that are identical to the Services and (ii) the ASC divided by four (4) in 2003, which equals the per month amount that Certegy would have paid IBM pursuant to this Transaction Document had IBM been providing the Services on the Commencement Date; provided, however, that such amount, if any, will be prorated on a daily basis for any time period less than a full month, until the actual Commencement Date. For example, if the average monthly charge for the months of May, June and July was $1,200 a month and IBM's ASC on a monthly basis is $1,000 a month, Certegy would receive $200 for each such full month that IBM was not providing the Services past August 31, 2003. IBM and Certegy shall reasonably cooperate to validate the amount paid by Certegy to ("EDS") the Third Party provider to determine if any credit or payment is due to Certegy by IBM, or, the Parties may use a mutually agreed to third party to verify the amounts paid for such identical services.

     5.2 If the Commencement Date has not occurred on or before October 15, 2003, then the Commencement Date shall be reestablished to January 18, 2004, and the provisions of Section 5.1 shall apply.

                                 SCHEDULE I OF
                          TRANSACTION DOCUMENT #03-01
                                (UNITED STATES)
                                MAINFRAME TOWER
                             IBM NETWORK LOCATIONS

This Schedule is a listing by address of the data Network locations and the items maintained by IBM. This table is an inventory and will be updated and maintained through the term of this Transaction Document.

ADDITIONAL NETWORK LOCATIONS WILL BE IDENTIFIED ONCE KNOWN.

Table 1. Network locations

S/NUMBER                         LOCATION                   ITEM
--------                 -----------------------   --------------------------
See Schedule C-Certegy   St. Petersburg, Florida   4745's, 3174's, Channel
   Provided Hardware                               Extender,
See Schedule C-Certegy   Madison, Wisconsin        4745-210, Channel Extender
   Provided Hardware

Schedule I                           March 14, 2003              Page 1 of 1
CERTEGY/IBM CONFIDENTIAL

                                  SCHEDULE J OF

                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                       PRICING AND CHARGING METHODOLOGIES

1.0  INTRODUCTION

a. This Schedule describes the methodology for calculating the Services charges. The Annual Service Charge (ASC), Additional Resource Charges
     (ARCs), Reduced Resource Charges (RRCs), Transition Charges, Economic Change Adjustment, and any other charge provisions set forth in this Transaction Document are intended in the aggregate to compensate IBM for the resources used to provide the Services. In addition, this Schedule describes the measures of resource utilization and the tracking of such usage.

b.   Attached to this Schedule are the following:

     Exhibit J-1 which summarizes the financial responsibilities of Certegy and IBM under this Transaction Document (the "Financial Responsibilities Matrix").

c. The Supplement which lists the ASC, Economic Change Adjustment, Baselines, Additional Resource Charges (ARC) Rates, Reduced Resource Charge (RRC) Rates, Transition Charges, Termination Charges and other applicable rates.

2.0  CHARGES, CREDITS AND PAYMENTS

2.1  GENERALLY

a. Certegy is financially responsible for all costs and expenses associated with its responsibilities in this Transaction Document. The ASC, ARCs and all other charges payable by Certegy under this Transaction Document do not include such costs and expenses.

b. All periodic charges will be computed on a calendar month basis and will be prorated for any partial month, unless this Transaction Document expressly states otherwise.

2.2  CHARGES

a.   Transition Charge

     The charge associated with the migration of Services to IBM that reflects IBM's initial start-up costs (for example, equipment, personnel) and the implementation of Services, processes and procedures (the "Transition Charge"). IBM will invoice Certegy for the Transition Charge set forth in the Supplement in the following manner: The Transition Charges will be pro-rated over thirty six (36) months from the Effective Date and will be invoiced in equal amounts beginning in the first month after the Transaction Document Effective Date and continuing thereafter for a total of thirty six (36) months.

b.   Annual Services Charge

     IBM will invoice Certegy each month of the Transaction Document Term in accordance with Section 9.2 of the Master Agreement beginning on the Commencement Date, the recurring fixed charge to Certegy for the Services which includes the quantity of Resource Units set forth in the Baselines (the "Monthly Charge") for such month, prorated in equal monthly payments. The twelve-month total of the Monthly Charge in a calendar year, or the total amount listed in a partial year, is reflected in the Supplement as (the "Annual Service Charge" (ASC)) for that year.

Schedule J                       March 14, 2003
CERTEGY/IBM CONFIDENTIAL

c.   Additional Resource Charges

     IBM will invoice Certegy each month of the Transaction Document Term in accordance with Section 9.3 of the Master Agreement, beginning 30 days after the Transaction Document Commencement Date, for Certegy's usage of Resource Units above the applicable Baseline ("the ARCs"), if any, applicable for the prior month and will be included as a separate line item on the monthly Invoice. ARC's do not apply unless, until and only to the extent that usage of Resource Units exceeds the Baseline by five percent (such five percent being referred to herein as the "ARC Deadband").

d.   Economic Change Adjustment

e. IBM will invoice Certegy for the Economic Change Adjustment in accordance with Section 3.0 of this Schedule J (Economic Change Adjustment) and will be included as a separate line item on the monthly Invoice.

f.   Termination Fees

If Certegy terminates this Transaction Document early for its convenience or Change of Control, as set forth in Section 12.1c. or d. of the Master Agreement, Certegy will pay IBM the following:

the Termination Charge set forth in the Supplement; and

IBM's Wind-Down Expenses due to Certegy's early termination for convenience or Change of Control.

Within 60 days of Certegy's effective date of termination of this Transaction Document for convenience or Change of Control, IBM will invoice Certegy for such Termination Charges. Wind Down Expenses will be invoiced to Certegy as they occur. Certegy will pay such charges to IBM as specified in this Transaction Document and the Master Agreement.

The Termination Charge set forth in the Supplement will be prorated according to the following formula:

                               TERMINATION CHARGE
                               PRORATION FORMULA

Termination Charge =  [((A-B) / 12 months) x C] + B
Proration Formula
         A         =  the Termination Charge for the year in which termination is effective.
         B         =  the Termination Charge for the year after the year in
                      which termination is effective.
         C         =  the number of months remaining during the year in which termination is effective.

g.   Other Charges

     IBM will invoice Certegy for New Services, and any other agreed upon charges or reductions according to prior agreed procedures and in accordance with the Master Agreement.

2.3  CREDITS

a.   Reduced Resource Credits

     IBM will provide Certegy with a credit as set forth in the Supplement, provided Certegy's usage of a Resource Unit is less than the applicable Baseline (a "Reduced Resource Credit"(RRC)), if any, applicable for the prior month as a line item on the Invoice for each month of the Transaction Document Term, beginning 30 days after the Transaction Document Commencement Date. RRC's do not apply unless, until and only to the extent that usage of Resource Units is less than the Baseline by five percent (such five percent being referred to herein as the "RRC Deadband").

2.4  PAYMENTS

Certegy will pay IBM's invoices as set forth in this Schedule J and the Master Agreement.

2.5  PROJECTS

If Certegy requests IBM to perform a New Service, which IBM and Certegy agree should be a project, IBM and Certegy will develop a detailed plan describing the project in accordance with Schedule N. The

Project Plan will state IBM's charges for such Project, such as hourly services fees, a fixed price, or an adjustment to the charges set forth in this Transaction Document.

3.0  ECONOMIC CHANGE ADJUSTMENT

a. IBM will calculate and apply an adjustment to the Monthly Charges based upon economic changes (an "Economic Change Adjustment or ECA") as described below beginning in January 2004. The ECA will be payable on a prospective basis (for example, the actual inflation for December 2003 will determine the ECA for the year 2004) on the ASC and ARCs minus the RRCs payable by Certegy. The ECA will be determined as soon as practicable after the end of each calendar year using the formula below {the "ECA Factor").

b. IBM will invoice Certegy for the ECA, if any, beginning in January 2004 and monthly thereafter and will be included as a separate line item on the monthly invoice.

c. Certegy and IBM agree to use the December unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers (the "Price Index"), for purposes of determining actual inflation. In the event such Price index is no longer published or its content and format is substantially changed, Certegy and IBM will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the Price Index from 1982-84 to another year, Certegy and IBM will continue to use the Price Index, but will convert the Base Year Index to the new base year by using an appropriate conversion formula.

d.   Actual Inflation

     IBM will calculate the ECA by comparing the change in the year-to-year Price Index with the Price Index for the December before the Transaction Document Effective Date (the "Base Year Index"). For each calendar year of the Transaction Document Term, the actual Price Index for the last month December before the year for which the ECA is being calculated (the "Actual Inflation") will be compared to the Base Year Index in the Supplement (for example, the December 2003 Price Index will be used to determine the ECA for the year 2004). If Actual Inflation is equal to or less than the Base Year Index, then no ECA is due. If, however, Actual Inflation is greater than the Base Year Index, then IBM will apply the ECA to the ASC and ARCs less RRCs due IBM for the year for which IBM is calculating the ECA.

e.   Inflation Sensitivity

     A percentage has been established that reflects the inflationary impact on IBM's delivery of the Services (the "Sensitivity Factor"). The Sensitivity Factor is set forth in the table below.

f.   ECA Factor

     The ECA is equal to the ECA Factor times the sum of the ASC plus ARCs less RRCs due IBM for each month of the calendar year succeeding the calendar year during which Actual Inflation is greater than the Base Year Index. Calculate the ECA Factor as follows:

                                   ECA FACTOR

ECA Factor         =  [Marginal Inflation Rate x Sensitivity Factor]
Marginal Inflation =  [(Actual Inflation - Base Year Index) / Base Year Index]
Rate
Actual Inflation   =  The Price Index for the December before the calendar year for which the ECA is being calculated.
Base Year Index    =  The Price Index for the December before the Transaction
                      Document Effective Date.
Sensitivity        =  Is 90% for the first 2% of the Marginal Inflation Rate,
Factor                and 50% for any amount of the Marginal Inflation Rate in
                      excess of 2%.

g. ECA Calculation

1. The example below calculates the ECA based on the following assumptions:

a. Transaction Document Effective Date in 2003;

b. Base Year Index of the Price Index for December 2002;

c. ECA calculation begins in January 2004;

d. Inflation Sensitivity of 90 percent of the first 2% of the marginal rate and 50% on the remainder.

e. the following Actual Inflation examples:

                            ECA CALCULATION EXAMPLE
                           ACTUAL INFLATION EXAMPLES

BASE YEAR INDEX    DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER
  2002 = 180.9       2003       2004       2005       2006       2007
----------------   --------   --------   --------   --------   --------
Actual Inflation     185.3      188.7      190.3      194.3      197.1

2. According to this example:

A. there will be an ECA for calendar years 2004 through 2008 because the Actual Inflation for the year preceding each year is greater than the Base Year Index. To determine the ECA, using this example, in addition to the other charges for February 2004, assume:

          (i) the monthly prorated portion of the ASC for February is $1,410,000,

          (ii) there are CPU ARCs of $30,867.50 due for an increase of 50 MIPS in that month using the ARC rate of $617.35 per month per MIPS, and

          (iii) there are DASD RRCs of $2,325 due for a decrease of 500 GIGs for that same month using the RRC rate of $4.65 per month per GIG.

B. the calculation will be as follows:

                             ECA CALCULATION EXAMPLE

ECA = ((ASC + ARCs - RRCs) x ECA Factor)

ECA = [(($1,410,000 + 30,867.5 - $2,325) x (185.3 - 180.9)/180.9) x ((0.90
      first 2%)+ (50% remainder))

ECA = $1,438.542x (.0243) x ((90 % for first 2%) + (50% for remainder))

ECA = $1,438,542x ((.02 X 90%) + (.0043 x 50%))

ECA = $1,438,542 x .02016142

ECA = $29,003 (this amount will be reflected on the Monthly Invoice)

C. The ECA for each month of each year in which the ECA is due is calculated as above substituting the appropriate monthly moneys and the ECA Factor based upon the actual information.

4.0  RESOURCE UNITS AND MEASUREMENT METHODOLOGY

4.1  GENERALLY

a. As of the Transaction Document Commencement Date and each month thereafter, IBM will measure, track and report on Certegy's usage of Resource Units, that is a unit of resource for which IBM and Certegy have established a Baseline, as set forth in the Supplement (the "Resource Unit" (RU)) in the categories set forth in this Section using the processes and procedures in the Procedures Manual.

b. As of the Transaction Document Commencement Date, the quantity of Resource Units for each category of resources provided to Certegy under this Transaction Document will be specified in the Supplement as a Baseline. Upon Commencement Date, Certegy will have immediate and continued use of the Mainframe Services Resource Baselines as illustrated in the Supplement subject to ARCs, RRCs and the ARC and RRC Deadbands.

4.2  MAINFRAME SERVICES RESOURCES

a. CPU MIPS

The Resource Unit in this category is CPU MIPS. One Resource Unit equals one MIPS. The resource usage in this category will be measured as the daily peak number of CPU MIPS utilized by Certegy (Monday through Friday excluding holidays), averaged over the contract month (the "Daily Peak Average"). The aggregate daily peak CPU MIPS utilized in a contract month divided by the number of days (Monday through Friday excluding holidays) in that month shall determine the Daily Peak Average (for example, if 20 days of a contract month of measurement yielded an aggregate 17,340 peak CPU MIPS, the Daily Peak Average would be 867) CPU MIPS resource usage will be measured 24X5 (Monday through Friday excluding holidays) and will include all components of CPU MIPS utilized during the contract month.

One MIP equals One Million Instructions per Second.

The CPU MIPS Baselines listed in the Supplement reflect the quantity of CPU Resource Units (MIPS) included in the ASC.

ARCs and RRCs apply to CPU MIPS resource usage. An RRC will be equal to 100 percent of the ARC.

ARCs apply to CPU MIPS Resource Units above the ARC Deadband (as defined in
Section 6.1,a herein). RRCs apply to CPU Resource Units (MIPS) below the RRC Deadband (as defined in Section 6.1.b herein). Section 6.1 below describes the process by which ARC's and RRCs are applied to the Baseline.

Pricing reflected in the Supplement is not based on the quantity of batch jobs and/or the number of CICS regions.

b. Utilized DASD

This resource usage will be measured as the peak number of gigabytes of DASD utilized during a contract month. DASD utilized will be measured using the MVS facility or other mutually agreeable substitute. One gigabyte of DASD disk equals one Resource Unit. Resource usage for utilized DASD will be measured, tracked and reported in whole RUs.

The DASD Baseline in the Supplement reflects the agreed quantity of DASD Resource Units in Gigabytes included in the ASC.

ARCs and RRCs apply to DASD resource usage upon the Transaction Document Commencement Date. An RRC will be equal to 100 percent of the ARC.

ARCs apply to DASD Resource Units above the ARC Deadband (as defined in Section
6.1 herein). RRCs apply to DASD Resource Units (GB) resources below the RRC Deadband (as defined in Section 6.1b herein). Section 6.0.0 below describes the process by which ARC's and RRCs are applied to the Baseline.

c. Tape

Resource usage for this category will be measured as the aggregate number of tapes IBM loads either via an automated fashion, including virtual, or manually during the contract month.

Tape resource usage will be measured using appropriate tape management system products reports (for example, MVS);

One tape mount equals one RU.

The tape Baseline in the Supplement reflects the agreed quantity of tape utilization Resource Units included in the ASC.

ARCs and RRCs apply to resource usage in this category. An RRC will be equal to 100 percent of the ARC.

ARCs apply to Tape Resource Units above the ARC Deadband (as defined in Section 6.1a herein). RRCs apply to Tape Resource Units below the RRC Deadband (as defined in Section 6.1.b herein). Section 6.0.0 below describes the process by which ARC's and RRCs are applied to the Baseline.

4.3  HELP DESK SERVICES RESOURCES

a. Resource Measurement

The resource usage for this category will be measured as the number of requests for services or assistance received by the Help Desk from Certegy End Users or Authorized Users by facsimile, electronically, or telephone (including electronic or voice entry where the End User selects to speak to an agent or process an automated function); but excluding calls to the systems status recording (the "Calls"), during the applicable measurement period. (Note: Calls are related to incoming calls only and do not apply to any outbound calls).

Customer Service Center Calls will be measured using the IBM Call monitoring system. One Call equals one RU.

The Customer Service Center Calls Baseline in the Supplement reflects the agreed quantity of Customer Service Center Resource Units included within the ASC.

ARCs and RRCs apply to Resource Usage in this category. An RRC will be equal to 100% of the ARC.

ARCs apply to Call Resource Units above the ARC Deadband (as defined in Section 6.1a herein). RRCs apply to Call Resource Units below the RRC Deadband (as defined in Section 6.1.b herein). Section 6.0 below describes the process by which ARC's and RRCs are applied to the Baseline.

b. Desktop Management Services Resources - Resource Measurement

Resource usage for this category will be measured as the number of Supported Desktops/Laptops operational at the Facilities (St. Petersburg FL, Madison Wl, Salt Lake City UT, Alpharetta GA, and Tuscaloosa AL) as recorded in the asset database maintained by IBM and measured according to the Procedures Manual during the applicable measurement period. A supported Desktop includes the CPU box with disk, the monitor, keyboard and mouse. A Supported Desktop/Laptop will be considered operational:

     1. upon its install and is agreed to be in working order by Certegy End User or as IBM discovers or is otherwise notified by Certegy;

     2. until IBM deinstalls it as an IMAC event or as IBM is otherwise notified that it is a deinstalled unit; or

     3. until it is classified as unserviceable in accordance with the Procedures Manual.

One Supported Desktop/Laptop equals one RU. A supported Laptop includes the CPU box with disk, the monitor, keyboard and mouse.

The Supported Desktop/Laptop Baseline set forth in the Supplement reflects the agreed quantity of Supported Desktop/Laptop Resource Units included in the ASC.

ARCs and RRCs apply to Resource Usage in this category. An RRC will be equal to 100% of the ARC.

ARCs apply to Desktop/Laptop Resource Units above the ARC Deadband (as defined in Section 6.1,a herein). RRCs apply to Desktop/Laptop Resource Units below the RRC Deadband (as defined in

   Section 6.1b herein). Section 6.0 below describes the process by which ARC'S and RRCs are applied to the Baseline.

c. Install, Move, Add, and Change Services

IMAC events are defined as follows:

a. Install means:

          (i) the unpacking and connection of a new system unit (i.e., a unit not listed in the hardware asset inventory), including additional hardware features and directly attached peripheral devices that are part of the Standard Configuration and, upon completion of such unpacking and connection, imaging the units as described in the Procedures Manual and conducting the manufacturer's standard installation tests to verify that the hardware and software are functional with network connectivity, provided Certegy has provided such test specifications and there is a network data line installed at the location.

b. Move

          (i) within a Facility - disconnecting a currently installed system unit, including the directly attached peripheral devices, packing the equipment for movement from the current End User's location at a Facility to the new End User location within the same Facility, unpacking and reconnecting the same system unit and the directly attached peripheral devices and, upon completion of such activities, conducting the manufacturer's standard installation tests to verify the hardware and software are functional with network connectivity, provided Certegy has provided such test specifications and there is a network data line installed at the new location.

          (ii) between Facilities - disconnecting a currently installed system unit, including the directly attached peripheral devices, packing the equipment for movement from the current End User location at a Facility to the new End User location at another Facility, unpacking and reconnecting the same system unit and the directly attached peripheral devices and, upon completion of such activities, conducting the manufacturer's standard installation tests to verify the hardware and software are functional according to their specifications with network connectivity, provided Certegy has provided such test specifications and there is a network data line installed at the new location.

          (iii) disconnect only - for those system units at a Facility that are being disconnected and which are not being reconnected at a new location, disconnecting a currently installed system unit, including the directly attached peripheral devices, and packaging the equipment for movement from the current End User location to a Certegy-designated storage or staging area within the Facility for Certegy's removal or disposal.

C. ADD means, with respect to:

          (ii) hardware - installing an additional internal or external device (such a modem, disk, printer scanner) and appropriate device driver to a currently installed system unit.

          (iii) software - installing additional Standard and Non-Standard Products software to a currently installed system unit, (via diskette or other method), per instructions provided by Certegy.

D. CHANGE means, with respect to:

          (i) hardware - performing a modification to an existing system unit such as a hardware upgrade (to add functionality) or a downgrade (to remove functionality), including a device driver and, upon completion of such activity, conducting the manufacturer's standard installation tests to verify the hardware and software are functional according to their specifications with network connectivity, provided Certegy has provided such test specifications and there is a network data line installed at the location.

          (ii) software - performing a modification to an existing software configuration according to specific documentation or instructions, such as setting up network icons or customizing an application load or re-imaging unit and, upon completion of such activities, conducting the manufacturer's standard installation tests to verify that the hardware and software are functional according to their specifications with network connectivity, provided Certegy has provided such test specifications and there is a network data line installed at the location.

          (iii) software upgrades or changes that represent significant functional enhancements and require changes to data structure (for example, Windows 95 to Windows XP) may be handled, at IBM's option as agreed by Certegy, as:

               (1)  an IMAC (i.e., as a Software Change) per End User upgrade;

               (2)  as a Project as defined in accordance with Schedule N.

5.0  BASELINE NORMALIZATION

IBM may, at its expense, implement technological advancements relative to providing the Services at a time and with methods agreed to by the Parties, provided IBM performs the Services according to the Service Levels. If such technological advancements will have an effect on a Baseline, IBM will normalize such affected Baseline, and the ARC Rate and/or RRC Rate so that Certegy receives the same level of performance and the same price performance as Certegy received under the methodology applicable to such Baseline, ARC Rate or RRC Rate. IBM will review with Certegy the conversion methodology (for example, historical data) that IBM used to support such adjustments.

6.0  ADDITIONAL OR REDUCED RESOURCES

Certegy's increased or decreased resource usage within a Service category may result in either an ARC or RRC. After the completion of each month during the Transaction Document Term, following the first month after the Transaction Document Commencement Date, IBM will calculate ARCs and RRCs as set forth in this Section.

There is no formal notification period nor any minimum time periods of use for Resource Units utilized by Certegy above or below the Baselines and within the 5% Deadband. If Certegy requests an amount of resource Units that is above or below the Baseline and 5% Deadband but not more than 19% above the Baseline (a "Minor Change"), Certegy will give IBM 60 days written notice for these type requests. IBM will promptly make available those Resource Units unless there is an issue with lack of physical availability of those Resource Units or there is a Third Party Agreement that is impacted. Should these be an issue, IBM will make commercially reasonable efforts to resolve these issues in order to get Certegy the additional Resource Units as quickly as possible. Any or all Resource Units may be added or reduced in increments or decrements of 1 Resource Unit.

In the event Certegy's anticipated Resource Usage will increase or decrease by more than twenty percent relative to the Baseline (a "Major Change"), then following shall occur:

          (i) Certegy will provide IBM with one hundred-twenty (120) days advance written notice of such anticipated Resource Change, and

          (ii) the parties will jointly develop a plan to effect such change, which plan will include but not be limited to, hardware and software impacts, and the parties will then enter into negotiations to amend the Transaction Document as required to modify Baselines, the ASC, ARC's, RRC's, Disaster Recovery or other elements and terms and conditions as mutually agreed.

In the event the Resource Usage would increase due to the provision of Section
5.4 of the Transaction Document, then Certegy shall provide one-year advance written notice to IBM.

6.1 MAINFRAME SERVICES, CUSTOMER SERVICE CENTER SERVICES AND DESKTOP MANAGEMENT SERVICES

a.   Calculation of ARCs for Service categories with an ARC Deadband

     For Certegy's usage of RUs for Service categories with an ARC Deadband, that is five percent above the Baseline within which ARCs will not apply but, when exceeded, ARCs will apply (the "ARC Deadband"), within Mainframe Services, Customer Service Center Help Desk Services and Desktop/Laptop Management Services, IBM will calculate ARCs as set forth in this Section.

IBM will compare the quantity of RUs actually used during the applicable measurement period (the Actual RUs) used during the applicable measurement period with the product of the Baseline multiplied by the sum of 1.00 plus the ARC Deadband (the "ARC Deadband Baseline") for that category. The ARC Deadbands are set forth in the ARC and RRC Summary Chart below. There will be no increase of the charges otherwise payable to IBM for such period if the Actual RUs do not exceed the ARC Deadband Baseline for such period, if the Actual RUs exceed the ARC Deadband Baseline for that category for such period, Certegy will pay IBM an ARC with the current or future charges (or, if no future charges will be due, make payment to IBM) equal to the product of the ARC Rate for the applicable category, as set forth in the Supplement, multiplied by the difference between the Actual RUs for that category and the ARC Deadband Baseline for that category. For example, assuming the following, the ARC calculation would be as follows:

(1) the Actual RUs for DASD for a month are 85 gigabytes,

(2) the monthly DASD Baseline is 71 gigabytes,

(3) the ARC Deadband is five percent, and

(4) the ARC Rate is $500.00 per gigabyte.

                                 ARC Calculation

ARC = [(Actual RUs - (Baseline x (1.00 + ARC Deadband))) x ARC Rate]

ARC = (Actual RUs - ARC Deadband Baseline) x ARC Rate

ARC = (85 gigabytes - (71 gigabytes x (1.00 + .05)) x $500.00)

ARC = (85 gigabytes - 74.55) x $500.00

ARC = 10.45 x $500

ARC = $5,225.00

In this example, the ARCs for DASD for the month would be $5,225.00.

b. Calculation of RRCs for Service categories with an RRC Deadband

     For Certegy's usage of RUs for Service categories with a RRC Deadband, that is five percent below the Baseline within which RRCs will not apply but, when exceeded, RRCs will apply within Mainframe Services, Customer Service Center Services and NWS Management Services, IBM will calculate RRCs as set forth in this Section.

IBM will compare the quantity of Actual RUs with the product of the Baseline multiplied by the difference of 1.00 minus the RRC Deadband (the "RRC Deadband Baseline") for that category. The RRC Deadbands are set forth in the ARC and RRC Summary Chart below. There will be no reduction of the charges otherwise payable to IBM for such period if the Actual RUs is equal to or greater than the RRC Deadband Baseline for such period. If the Actual RUs is less than the RRC Deadband Baseline for that category for such period, IBM will give Certegy an RRC against current or future charges (or, if no future charges will be due, make payment to Certegy) equal to the product of the RRC Rate for the applicable category, as set forth in the Supplement, multiplied by the difference between the Actual RUs for the category and the RRC Deadband Baseline for that category. For example, assuming the following, the RRC calculation would be as follows:

(1) the Actual RUs for DASD for a month are 60 gigabytes,

(2) the monthly DASD Baseline is 71 gigabytes,

(3) the RRC Deadband is five percent, and

(4) the RRC Rate is $500.00 per gigabyte.

                             RRC Calculation

RRC   =   [((Baseline x (1.00 - RRC Deadband)) - Actual RUs) x RRC Rate]
RRC   =           (RRC Deadband Baseline - Actual RUs) x RRC Rate
RRC   =      (71 gigabytes x (1.00 - .05)) - 60 gigabytes) x $500.00]
RRC   =             (67.45 gigabytes - 60 gigabytes) x $500.00]
RRC   =                           7.45 x $500.00
RRC   =                             ($3,725.00)

In this example, the RRC for DASD for the month would be $(3,725.00).

The following ARC and RRC Summary Chart summarizes the factors used for calculating ARCs and RRCs for Mainframe Services, Customer Service Center Services and NWS Management Services.

                            ARC AND RRC SUMMARY CHART

                                                             ARC                  RRC      RRC RATE     ARCs,
                                                 ARCs     DEADBAND     RRCs     DEADBAND  = % of ARC     RRCs
SERVICE CATEGORY                              APPLICABLE      %     APPLICABLE      %        RATE     EFFECTIVE
----------------                              ----------  --------  ----------  --------  ----------  ---------
MAINFRAME SERVICES RESOURCES
   - MIPS                                         yes        5%         Yes        5%        100%      TD.C.D.
   - DASD                                         yes        5%         Yes        5%        100%      TD.C.D.
   - TAPE MOUNTS                                  yes        5%         Yes        5%        100%      TD.C.D.
   - TAPE LIBRARY                                  No                    No                            TD.C.D.
CUSTOMER SERVICE CENTER SERVICES RESOURCES
   - CALLS                                        yes        5%         Yes        5%        100%      TD.C.D.
NETWORKSTATION MANAGEMENT SERVICES RESOURCES
   - SUPPORTED DESKTOPS                           yes        5%         yes        5%        100%      TD.C.D.

Key:

N/A = Not Applicable

TD.C.D. = Transaction Document Commencement Date

     There will be no RRCs for resource usage below 50 percent of the Original Baselines. Should there be a significant change in Certegy's business, section 9.13 of the Master Agreement will apply.

6.2 MEASUREMENT PERIOD

The Parties recognize that Certegy's actual Baseline Resource Unit (MIPS, DASD, Tape and Desktop) usage may vary from Certegy's Baseline Resource Unit usage prior to the Commencement Date due to the conversion to IBM Machines (including the VTS tape drives). The Parties desire to establish a measurement period to validate the Baselines as reflected in the Supplement in addition to validating the measurement methodologies used to measure each Baseline Resource Unit as established in this Schedule. Therefore, the parties agree for the six months following the Commencement Date (the "Baseline Period"), ARCs and RRCs will not apply to either Party. During the Baseline Period the Parties will monitor and measure the actual monthly Baseline Resource Units usage trends, and validate the

Baselines reflected in the Supplement. The Parties will also model various measurement methodologies to during the Baseline Period to assure the measurement of Resource Units reflects the Parties mutual costing model. At the end of the six month Baseline Period, the Parties will analyze the actual Resource Unit usage and measuring methodologies and the Parties will cooperate in good faith and mutually determine if the Baseline of any Resource Unit and associated Annual Service Charge need adjustment from those initially established in the Supplement and effective on the Commencement Date. If the Parties agree that any Baseline Resource Unit and associated Charges should be adjusted, such adjustment shall be reflected in an amendment to this Transaction Document. Furthermore, the Parties analysis shall also result in a Resource Unit measurement methodology analysis to determine if the measurement methodology for each Resource Unit defined in Schedule J is the most appropriate methodology for the Baseline Resource Units. During the Baseline Period, and until such time that the joint analysis and Baseline Resource Unit measurement methodology is mutually agreed, Certegy shall have full utilization of the CPU capacity, for the CPU listed in Schedule D hereto, which such capacity is limited to 890 MIPS, at no additional charge to the Annual Service Charge.

After the Baseline Period and upon validation or adjustment of the Baseline Resource Units and Annual Service Charge, if any, for the remainder of the term of this Transaction Document the Parties agree that in the event Certegy's CPU MIPS Resource Unit usage exceeds the ARC Deadband or below the RRC Deadband for six consecutive months, the Parties shall promptly evaluate and reasonably cooperate to mutually determine if the MIPS Baseline should be reestablished and the attendant Annual Services Charge be adjusted accordingly, which such adjustment shall be reflected in an amendment to this Transaction Document.

If the parties fail to mutually agree on any adjustments to the Baseline and associated Annual Service Charges, then the issue shall be elevated to the IPT in accordance with Section 9.12 of the Master Agreement.

7.0 TERMINATION CHARGES

The Termination Charges for Convenience and Change of Control are set forth in the Supplement and are, in addition to Wind-Down Expenses, if any, payable pursuant to Section 12 of the Master Agreement.

8.0. PROJECT OFFICE

8.1  INTRODUCTION

     The charge payable by Certegy to IBM for the provision and performance of Project Office services for any calendar month during the Term of this Transaction Document is included in the Annual Service Charges as set forth in the Supplement unless otherwise agreed by the Parties in a written amendment to this Transaction Document.

8.2  SCOPE OF PROJECT OFFICE

     8.2.1. The Project Office is a staff of an IBM team responsible for the management of the relationship created by the execution of this Transaction Document. The IBM Project Office shall manage the services sufficient to support the Baseline Resources for Mainframe Services and management of the delivery of the Services required hereunder.

     8.2.2 In the event that there may be a requirement for additional project or ongoing support, IBM will provide a cost for the service through the standard work order process (RFS Process) documented in Schedule N.

9.0  THIRD PARTY AGREEMENTS

9.1  INTRODUCTION

     The Annual Service Charges include the charges for the Third Party Software Licenses for which IBM is financially responsible, and maintenance for those software products listed in Schedule B and Schedule F as of the Effective Date. This includes all software license upgrade charges and maintenance increase charges for the Baseline MIPS levels as reflected in the Supplement which include the ARC Deadband. The software licenses themselves are licensed to Certegy but maintenance and license upgrade charges are paid for by IBM as Certegy's paying agent. The ARC charges also include any associated license upgrade and maintenance fees for those products listed in Schedule B and F as of the Effective Date, or as added or deleted as mutually agreed, should Certegy's MIPS usage exceed the MIPS Baseline and the ARC Deadband.

9.2. VARIATIONS

     9.2.1. Should there be a change to Third Party Agreements requested by Certegy, both Parties will agree to review the changes and charges associated with the Third-Party Agreements presented in this Schedule and determine a course of action. Upon mutual agreement of a course of action, the Parties will amend, if necessary, the Transaction Document accordingly.

     9.2.2. Additions, deletions or replacements of Third Party Software to Section B-2 of Schedule B and Schedule F shall be accomplished by the initiation of a Project Plan. The Project Plan shall include but not limited to such information as, in the case of new software, the Licensing party, the financial responsibilities (i.e. who is financially responsible for the initial license, the maintenance, the upgrades, transfer fees), procuring party and if applicable, how the License and attendant maintenance would transition to Certegy at expiration or termination of the Transaction Document, if at all. The Project Plan shall be in accordance with Section 3.11 for additions, deletions or substitutions.

     9.2.3 Upon request of either Party, the Parties will review the Systems Software Certegy licensing arrangements and product usage. The Parties will cooperate to add, change or modify Schedule B and the Supplement as agreed to improve price, efficiency and functionality. A Project Plan shall be initiated to address the addition, change or modification.

     9.2.4 During the Transition Period, but not later than sixty days prior to the Commencement Date, the Parties shall adhere to the following to reconcile any prepaid software for the Software listed in Schedule B-2 that is, the pro rated amount on an annual basis for any Software listed in Schedule B-2 that has been prepaid and which prepayment shall extend past the Commencement Date (the "Prepaid Software"). IBM will credit to Certegy the amount prepaid which such amount shall not exceed IBM's prorated cost model for such prepaid software products for the months prepaid beyond the Commencement Date. The Parties shall:

            1. Certegy shall furnish to IBM a spreadsheet that lists the Prepaid Software products that have been prepaid past the Commencement Date. The detail shall include the product, the amount prepaid, the period (including start and end date) for which the product was prepaid (annual, semi-annual, quarter etc.).

          2. The Parties shall review the spreadsheet and upon mutual agreement that the products, the amounts and time periods are correct, then

          3. IBM will credit, to Certegy beginning in September 2003 one quarter (1/4) of the aggregate pro rated amount of the Prepaid Software, on a monthly basis (September through December 2003). For Prepaid Software that extends into or past 2004, IBM shall credit to Certegy beginning in January 2004 one twelfth (1/12) of the aggregate prorated amount of the Prepaid Software until Certegy receives the amount of the Prepaid Software as agreed in 2 above. Thereafter, no credits will be due Certegy.

10.0 FINANCIAL RESPONSIBILITIES MATRIX

The Financial Responsibilities Matrix attached as Exhibit J-1 further defines the financial responsibilities of Certegy and IBM.

                               Exhibit J-1

                   FINANCIAL RESPONSIBILITIES MATRIX

                    FINANCIAL RESPONSIBILITIES MATRIX

                                                                                                            RESPONSIBILITY
                                                                                                            --------------
                                                DESCRIPTION                                                  IBM   CERTEGY
                                                -----------                                                 ----   -------
Annual Services Charge                                                                                                X
Transition Charge                                                                                                     X
Additional Resource Charges (subject to Baselines and ARC Rates and ARC and RRC Deadband)                             X
Economic Change Adjustment                                                                                            X
Taxes
- Personal property and use
   - Certegy equipment (owned, leased, rented by Certegy)                                                             X
   - IBM equipment (owned, leased, rented by IBM)                                                            X
   - Applications Software                                                                                            X
   - Systems Software
      - Applicable to periods prior to the Commencement Date                                                          X
      - Applicable to periods on or after the Commencement Date                                              X
   - Standard Products (as defined in Procedures Manual)                                                              X
- Excise taxes on telecommunications lines and circuits                                                               X
- Real estate taxes
   - IBM owned and leased property                                                                           X
   - Certegy owned and leased property                                                                                X
- Future taxes on the provision of Services and a New Service (for example, sales, use, excise, services)             X
Termination Charge                                                                                                    X
Applications Software
- Purchases                                                                                                           X
- Licenses                                                                                                            X
- Operations                                                                                                 X
- Additions                                                                                                           X
- Upgrades                                                                                                            X
- Replacements                                                                                                        X
- AD/M Services                                                                                                       X
- End User support (Level 0, Level 1)                                                                                 X
- End User support (Level 2, Level 3)                                                                                 X
Systems Software-Certegy
- Purchases (is responsibility of Certegy, but will be procured by the party who receives the best price)             X
- Replacements (in accord with Schedule B)                                                                            X
Systems Software-IBM

                    FINANCIAL RESPONSIBILITIES MATRIX

                                                                                                            RESPONSIBILITY
                                                                                                            --------------
                                                DESCRIPTION                                                  IBM   CERTEGY
                                                -----------                                                 ----   -------
- Purchases (Certegy is responsible for new products requested by Certegy)                                            X
- Replacements (in accord with Schedule B)                                                                            X
Certegy Machines
- Purchases                                                                                                           X
- Leases
   - Applicable to periods prior to the Commencement Date                                                             X
   - Applicable to periods on or after the Commencement Date                                                          X
- Operations (as defined in Schedules I-Network)                                                              X
- Maintenance (excluding 4745's and 9032's)                                                                           X
- Maintenance (4745's and 9032's)                                                                             X
- Additions                                                                                                           X
- Upgrades                                                                                                            X
- Replacements                                                                                                        X
- Install, Move, Add, Change (excluding 4745's and 9032's)                                                            X
IBM Machines
- Purchases                                                                                                   X
- Leases                                                                                                      X
- Operations                                                                                                  X
- Maintenance                                                                                                 X
- Additions                                                                                                   X
- Upgrades                                                                                                    X
- Replacements                                                                                                X
- Install, Move, Add, Change                                                                                  X
- Data Center Machine supplies                                                                                X
Print
- Printed forms and printer paper                                                                                     X
- Distribution costs (to agreed drop locations within the Facility)                                           X
- Distribution costs (beyond agreed drop locations within the Facility)                                               X
- Filing/storage - applications output                                                                                X
- Filing/storage - systems output                                                                                     X
Supported Desktops/Laptops (hardware Standard Products)
- Purchases                                                                                                           X
- Leases                                                                                                              X
- Maintenance                                                                                                         X
   - Warranty (equivalent of three-year on-site parts and labor)                                                      X
   - All out of Warranty Hardware maintenance                                                                         X
   - Parts {not covered under warranty or maintenance agreement)                                                      X
- Additions                                                                                                           X
- Upgrades                                                                                                            X
- Replacements                                                                                                        X
- Install, Move, Add, Change                                                                                  X

                    FINANCIAL RESPONSIBILITIES MATRIX

                                                                                                            RESPONSIBILITY
                                                                                                            --------------
                                                DESCRIPTION                                                  IBM   CERTEGY
                                                -----------                                                 ----   -------
Supported Desktops/Laptops (software Standard Products)
- Purchases                                                                                                           X
- Licenses                                                                                                            X
- Development                                                                                                         X
- Maintenance                                                                                                         X
- Additions                                                                                                           X
- Upgrades                                                                                                            X
- Replacements                                                                                                        X
- Training                                                                                                            X
- Install, Move, Add, Change                                                                                  X
- Level 0, Level 1, Level 2 support                                                                           X
- Level 3 support (deskside support Services)                                                                 X
- Level 4                                                                                                             X
Disaster Recovery
Data Center Services
- Up to Configuration (as specified in Schedule G Disaster Recovery                                           X
- Above Configuration                                                                                                 X
- End User recovery (including connectivity and support)                                                              X
- Network recovery (including connectivity and support)                                                               X
- Disaster declaration fees Will reflect in J above                                                                   X
- Recovery Center usage fees Will reflect in J above                                                                  X
- Off-site data storage and transportation costs                                                              X
Miscellaneous charges
- Required Consents
   - Administration                                                                                                   X
   - Associated charges/fees (excluding charges/fees related to IBM's rights to access/operate Systems
      Software as specified in Schedule F (Software))                                                                 X
   - Charges/fees related to IBM's rights to access/operate Systems Software (as specified in Schedule B
      and F (Software))                                                                                               X
- Services performed outside the Service Hours                                                                        X
- Travel and living expenses as mutually agreed                                                                       X
- On-site support Services for Nonstandard Products                                                                   X
- End User training (including, for example, course fees, materials, travel and living expenses) if
   required and agreed by Certegy                                                                                     X
- Costs associated with government regulatory compliance
   - IBM regulatory compliance                                                                                X
   - Certegy regulatory compliance                                                                                    X
- Costs associated with Certegy equipment and software storage, disposal, and discontinuance                          X
- Costs associated with transportation of Certegy equipment, software, and other materials                            X
- Services Transfer Assistance                                                                                        X

                    FINANCIAL RESPONSIBILITIES MATRIX

                                                                                                            RESPONSIBILITY
                                                                                                            --------------
                                                DESCRIPTION                                                  IBM   CERTEGY
                                                -----------                                                 ----   -------
- Other Contracts (that are Contracts in Schedule F that are not Software related)
   - Applicable to periods prior to the Commencement Date                                                             X
   - Applicable to periods on or after the Commencement Date                                                          X
- IBM locations (for example, occupancy, maintenance, security)                                               X
- Certegy locations (for example, occupancy, maintenance, security)                                                   X
- Office equipment (for example, workstations, furniture, telephones, FAX) - IBM locations                    X
- Office equipment (for example, workstations, furniture, telephones, FAX, copiers) - Certegy locations
   for Certegy staff                                                                                                  X
- Office equipment (for example, floor space, furniture, telephones, FAX, copiers) - Certegy locations
   for IBM staff                                                                                                      X
- Mail room, messenger, courier (IBM internal)                                                                X
- Mail room, messenger, courier (Certegy internal)                                                                    X
- End User consumable items (for example, paper, toner, printer cartridges, diskettes, compact disks, tapes, batteries and other such consumable items that comply with original equipment manufacturers'
   specifications)                                                                                                    X
- IBM personnel located on Certegy premise office supplies                                                    X
- All Certegy site power connection costs including power outlet and PDU costs                                        X
- All Certegy site environmental costs including HVAC and network cabling costs                                       X
- Certegy personnel office supplies                                                                                   X

Although particular items, which are not within the Services of this Transaction Document may be identified in the Financial Responsibilities Matrix above, there is no intent to imply that items that are not identified are within the Services. Certegy's and IBM's financial responsibilities are defined fully in the Schedules to this Transaction Document.

                                  SCHEDULE K OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
    APPLICATIONS INSTALLATION STANDARDS (OPERATING ENVIRONMENT IT STANDARDS)

1.0  INTRODUCTION

     1.1.1 This Schedule K defines the mutually agreed to operating environment standards as of the Commencement Date (hardware and Software) which IBM will support during the term of this Transaction Document. IBM shall develop the operating environment standards during the 180 day Transition Period for Certegy's review. The parties shall agree to the initial operating environment standards prior to the Commencement Date of Services.

     1.1.2 IBM and Certegy agree to review and define the Application Installation standards for this tower through the term of the agreement.

     1.1.3 IBM will ensure that the Procedures Manual is updated to record the agreed Application Standards for this tower through the Term of the Agreement.

     1.1.4 Should there be agreement to a change in standards that would represent a significant impact to the costs that would incurred by IBM, an adjustment of service fees may be required.

     1.1.5 Both parties undertake to follow the agreed standards as possible through commercially reasonable steps.

     1.1.6 These standards represent an agreed target for the Services and Applications and are not to be seen to be subject to Minimum Service Level.

2.0  OPERATING ENVIRONMENT

The column on the left identifies the operating environment as of the Commencement Date of this Agreement.


                     ZOS
------------------------------------------------
  OPERATING ENVIRONMENT            CURRENT
-------------------------   --------------------
Operating System            ZOS
Job Entry System            JES2
Security                    ACF2
Transaction Processing      CICS
Storage Management          SMS
Problem/Change Management   ESM
Performance Management      Performance Reporter
                            and RMF
Analysis/Reporting          SAS

Schedule K                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

                  ZOS
------------------------------------------
     OPERATING ENVIRONMENT        CURRENT
------------------------------   ---------
REMOTE OPERATIONS
- On-line Viewing and Bundling   CA-View
Scheduling                       CA7
Tape Management                  CA1
OUTPUT PROCESSING
- Compiler                       COBOL
- Interactive Development        TSO, ISPF

HARDWARE: Mainframe systems and peripheral devices will be compatible with the IBM System/ZOS architecture.

                                  SCHEDULE L OF
                          TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER

          SECURITY PROCEDURES AND RESPONSIBILITIES - DATA AND PHYSICAL

1.   SECURITY MANAGEMENT

1.1 Certegy and IBM will each provide a focal point with responsibility for security management.

1.2 This Schedule L defines the mutually agreed processes for the Security Procedures and Responsibilities which IBM and Certegy will comply with during the term of this Transaction Document.

1.3 During the Transition Period, with Certegy's assistance and approval, IBM will develop a detailed document that will define the mutually agreed security controls that IBM will implement for this Transaction Document (the Information Security Controls document) within the Procedure Manual.

1.4 IBM and Certegy will jointly agree on the Security and access control procedures for the security and /third party interface hardware supplied by Certegy and operated at IBM or Certegy facilities where IBM has responsibility for such hardware. The specific detail procedures will be developed and included in the Procedures Manual and subject to audit.

1.5 IBM and Certegy agree to review and define Security Procedures and Responsibilities for this tower through the term of this Transaction Document.

1.6 IBM will ensure that the Procedures Manual is updated to record the agreed Security Procedures for this tower through the term of this Transaction Document.

1.7 Should there be agreement to a change in security procedures and responsibilities that would represent a significant impact to the costs that would be incurred by IBM, an adjustment of service fees may be required.

1.8 Both parties undertake to follow the agreed Security Procedures and Responsibilities.

1.9 Certegy will communicate the security procedures to Authorised Users (e.g., login procedures, password requirements, data and equipment security procedures).

1.10 Certegy will notify IBM of changes to Certegy plans to make to its security policies and standards before implementation.

Schedule L                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

2.   IBM RESPONSIBILITIES FOR PHYSICAL SECURITY

IBM WILL be responsible for the following:

2.1 during the Transition Period with Certegy's cooperation, IBM will perform a baseline inventory of removable storage media (e.g., tapes, disks) for which IBM has security responsibility;

2.2 be responsible for notifying Certegy for the authorization of access control for IBM staff for all badge reading devices in Certegy facilities;

2.3 conduct periodic reviews of the data processing areas for which IBM has security responsibility for unusual occurrences and perform follow-up activities in accordance with the procedures specified in the information security controls document within the Procedures Manual;

2.4 implement controls which protect printed output from unauthorized access while under IBM's control;

2.5 provide secure storage for removable storage media under IBM's control at IBM data center sites;

2.6 provide physical security controls at the IBM Data Center sites which include but is not limited to: providing badge distribution to IBM staff performing the Services and alarm monitoring and response;

2.7 restrict access to data processing areas, whether at IBM or Certegy facilities, for which IBM has security responsibility, to authorized personnel only;

2.8 protect all network services infrastructure components on IBM's premises from unauthorized access. This includes routers, firewalls, CSU/DSU's, diagnostic equipment, FEP's, etc;

2.9 perform an annual audit and reconciliation of the tapes under IBM's control and promptly notify the appropriate Certegy and IBM personnel if discrepancies are discovered;

2.10 resolve discrepancies discovered during the annual tape audit and inform Certegy of the resolution;

2.11 implement controls for and provide effective elimination of residual information on removable storage media before disposal or reuse outside of Certegy; and

2.12 provide security implementation and administration on all remote network equipment installed by IBM at Authorised User locations to perform the Services (includes routers, CSU/DSU's, firewalls, diagnostic modems, etc.).

3.   IBM RESPONSIBILITIES FOR LOGICAL SECURITY

IBM will be responsible for the following:

3.1 advise Certegy of the latest concepts and techniques associated with system and data access control;

3.2 during the Transition Period with Certegy's assistance, will perform a baseline inventory of access IDs for the systems for which IBM has security responsibility;

3.3 reset logon ID passwords for Certegy, Certegy Authorized Users, and IBM personnel and disclose such passwords to authorized personnel;

3.4 provide annually to Certegy for review (eg., re-verification) a list of existing non-IBM system logon Ids;

3.5 review and verify quarterly the system logon Ids for IBM personnel (i.e., re-verification) and delete the Ids of those individuals who no longer have a business need and/or are no longer authorized by management to access the system;

3.6 based on information provided by Certegy, delete the system logon IDs of those individuals who no longer have a business need and/or are no longer authorized by Certegy or Certegy's Authorized Users to access the system;

3.7 authorize System access to IBM employees, IBM sponsored vendors and contractors and with proper Certegy approval Certegy's Authorized Users only to the extent necessary to perform activities required by the Master Agreement, this Transaction Document and its Schedules;

3.8 perform system and data security tasks as agreed and documented in the Procedures Manual;

3.9 authorize requests, dependent on proper registration to appropriate IBM personnel, read, write, create, and scratch access to system resources, such as systems commands, restricted utilities operating system files, IBM libraries, and IBM applications;

3.10 install, maintain and upgrade new or existing data access control software as deemed necessary by IBM to provide the Services;

3.11 implement the functions and features of the access control software that will satisfy Certegy's security practices as defined in the Information Security controls section of the Procedures Manual;

3.12 implement the protection requirements for operating system resources via the access control software with all changes being scheduled and performed in accordance with the change management process;

3.13 capture and maintain audit records for a mutually agreed retention period, and provide record retention reports to the Certegy Project Executive upon reasonable request;

3.14 promptly inform Certegy of any security incident as IBM becomes aware and recommend possible remedial action;

3.15 schedule and notify Certegy through the change management process of security or integrity software fixes that must be applied to the systems for which IBM has security responsibility;

3.16 provide and support encryption products (i.e., hardware and/or software) as defined in the Procedures Manual under the Information Security Controls section;

3.17 establish, change, deactivate and remove System logon IDs and associated System access authorities of Certegy staff and Certegy's Authorized User IDs as authorised by Certegy;

3.18 control and be responsible for the security officer/security administrator user profiles on those systems for which IBM has security responsibility;

3.19 ensure safeguards are designed to deter intentional or accidental security violations in accordance with the Information Security Controls section within the Procedures Manual;

3.20 ensure Authorized Users have unique identifiers to the extent necessary to comply with Certegy's Security policies;

3.21 conduct periodic security health checks to validate access control settings, authorized privileged users, operating system resource protection, and installation and operation of virus control programs on the applicable platforms;

3.22 in cooperation with Certegy, review the Certegy's security policies and procedures for effectiveness and recommend improvements;

3.23 be responsible for maintaining the agreed data security procedures for Systems Software and access to Certegy mainframe production application systems (on-line and batch), development systems and libraries;

3.24 be responsible for Certegy's ACF2 administration responsibility to grant read, write, create, and delete access to Certegy's business application files and libraries (i.e., on-line ACF2 updates) and to grant user access to CICS transactions defined as belonging to Certegy business applications (i.e., on-line ACF2 updates), dependent on proper registration whether it be TSO, Batch or CICS Facility; and

3.25 ensure that access granted to MVS operating system or APF libraries is granted on a job need basis only and that any maintenance or update work applicable to these libraries is properly reviewed and authorized in accordance with established change control processes.

4. CERTEGY RESPONSIBILITIES FOR PHYSICAL SECURITY

Certegy will be responsible for the following:

4.1 the authorization of access control for all badge reading devices in Certegy data center sites;

4.2 conducting periodic reviews of the data processing areas for which Certegy has security responsibility for unusual occurrences and perform follow-up activities in accordance with the procedures specified in the information security controls document within the Procedures Manual;

4.3 during the Transition Period, assist IBM in performing a baseline inventory of removable storage media for which IBM has security responsibility;

4.4 providing secure storage for removable storage media at Certegy's data center sites;

4.5 providing physical security controls at the Certegy Data Center sites which include but is not limited to; providing badge distribution and alarm monitoring and response;

4.6 restricting access to data processing areas, at Certegy facilities, for which Certegy has security responsibility, to authorized personnel only; and

4.7 protecting all network services infrastructure components on Certegy's premises from unauthorized access. This includes routers, firewalls, CSU/DSLTs, diagnostic equipment, FEP's, etc.

5. CERTEGY RESPONSIBILITIES FOR LOGICAL SECURITY

Certegy will be responsible for the following areas of logical security:

5.1 during the Transition Period, assisting IBM in performing a baseline inventory of access IDs for the systems for which IBM has security responsibility;

5.2 annual review and verification of system logon IDs for Certegy personnel (i.e., re-verification) and notifying IBM to delete the IDs of those individuals who no longer have a business need and/or are no longer authorized by management to access the system;

5.3 defining and providing Certegy's data classification and control criteria, data protection and handling requirements, and data encryption requirements to IBM;

5.4  administration of all Application Software security;

5.5 promptly acknowledge receipt of security exposures notified to Certegy by IBM and inform IBM of Certegy's acceptance or rejection of IBM's recommended remedial action or other remedial action Certegy implements. In the event that Certegy chooses not to implement in accordance with the mutually accepted recommendations and it causes an impact to the Services provided by IBM as determined by root cause analysis, IBM shall be relieved of their responsibilities that they are prevented from performing by such act;

5.6 define the protection requirements for application and End User resources via the access control software ACF2;

5.7  maintain security for and distribution of encryption keys;

5.8 establish the process criteria for resetting passwords and disclosing such passwords to authorized personnel; and

5.9  Certegy will provide fully authorised security requests to IBM.

6. SECURITY RESPONSIBILITY MATRIX

6.1 The Security Responsibilities Matrix attached hereto as Exhibit L-1 further defines the security responsibilities of the Parties.

                                   EXHIBIT L-1

                        SECURITY RESPONSIBILITIES MATRIX

R = Identify Requirements
A = Assist
X = Perform
P = Primary
S = Secondary

SECURITY MANAGEMENT                                                             IBM   CERTEGY
-------------------                                                             ---   -------
1.  Provide an interface for day-to-day security management.                     X       X
2.  Develop, document and implement an information security controls document    X       A
    as part of the Procedures Manual.
3.  Provide IBM with Certegy's security policies, including updates as they              X
    occur
4.  Review security policies for effectiveness and recommend improvements.       P       S
5.  Review amendments made to Certegy's security policies and standards and      X
    advise Certegy whether any proposed changes can be implemented within existing Baselines and/or Annual Services Charge.
6.  Create and maintain the Security section of the Procedures Manual            X       A
7.  Communicate the security procedures to Certegy's Authorized Users that               X
    are affected by this service, such as login procedures, password use, use of anti-virus programs and security for data and equipment.
8.  Work to develop detailed information security controls document as part      X       A
    of the Procedures Manual
9.  Maintain and update the information security controls document when          X       A
    necessary.
10. Develop, document and implement and maintain security controls for those     S       P
    subsystems and applications that do not use the access control software for their security.

PHYSICAL SECURITY                                                               IBM   CERTEGY
-----------------                                                               ---   -------
1.  Provide physical security controls at Certegy facilities.                            X
2.  Provide physical security controls at IBM facilities.                        X
3.  Restrict access to all data processing areas at IBM facilities to            X
    authorized personnel only.
4.  Restrict access to all data processing areas at Certegy facilities to                X
    authorized personnel only.
5.  Conduct periodic reviews of the data processing areas at Certegy's                   X
    facilities for unusual occurrences and perform follow-up activities.
6.  Conduct periodic reviews of the data processing areas at IBM facilities      X
    for unusual occurrences and perform follow-up activities.
7.  Each party shall protect LAN Servers, routers, firewalls and                 X       X
    infrastructure devices that they are responsible for at Certegy facilities.
8.  Protect LAN Servers, routers, firewalls and infrastructure devices at IBM    X
    facilities.
9.  Protect LAN Servers, routers, firewalls and infrastructure devices at                X
    Certegy facilities.
10. Implement controls which protect printed output from unauthorized access     X
    while under IBM's control.
11. Provide secure storage for portable storage media including, but not         X
    limited to, tapes and disk packs under IBM's control at IBM facilities.
12. Provide secure storage for portable storage media including, but not                 X
    limited to, tapes and disk packs at Certegy's facilities.
13. During the Transition Period, with the assistance of Certegy, perform a      P       S
    baseline inventory of all portable storage media (e.g. tapes).
14. Perform an annual tape audit/reconciliation/resolution and promptly          X
    notify Certegy and IBM management when errors are detected.
15. Implement controls and provide effective disposal of residual information    X
    on portable storage media before disposal.

LOGICAL ACCESS CONTROL                                                          IBM   CERTEGY
----------------------                                                          ---   -------
1.  Identify the Certegy data classification/control criteria.                           X
2.  Install, maintain and upgrade new or existing data access control            X
    software when applicable.
3.  Implement the functions and features of the access control software which    X
    will satisfy Certegy's security practices as defined in the information security controls document in the Procedures Manual.
4.  Implement the security system values and features of the supported           X
    operating systems which will satisfy Certegy's security practices as defined in the information security controls document in the Procedures
    Manual.
5.  Identify the protection requirements for operating system resources.         X
6.  Implement the protection requirements for operating system resources via     X
    the access control software, with all changes being scheduled through the
    Change Control Process.
7.  Identify the protection requirements for Certegy's application                       X
    resources.
8.  Implement the protection requirements for Certegy's application              X
    resources via the access control software,
9.  Implement and maintain security controls for those subsystems and                    X
    applications which do not use the access control software for their security (excludes DBMS security).
10. Identify the protection requirements for Certegy's Authorized User data.             X
11. Implement the protection requirements for Certegy's Authorized User data             X
    via the access control software.
12. Schedule and notify Certegy through a change control process of              X
    security/integrity fixes that must be applied to the in-scope systems as they become available.
13. Identify data encryption requirements.                                               X
14. Provide and support network encryption products as defined in the            X
    "Information Security Controls" document.
15. Maintain and distribute encryption keys.                                             X
16. During the Transition Period assist IBM in performing a baseline                     X
    inventory of all access ID's to the Certegy systems to be supported as part of this contract.

17. Provide IBM with fully approved and authorised security requests.                    X
18. Establish, change, deactivate and remove logon IDs and associated access     X
    authorities for Certegy employees and Certegy Authorized Users as authorised by Certegy.
19. Establish, change, deactivate and remove logon IDs and associated access     X
    authorities for IBM employees as authorised by Certegy.
20. Quarterly perform a continued business need (re-verification) review of      S       P
    all Certegy logon ID's accessing the systems, removing those which are identified as no longer authorized by management.
21. Quarterly perform a continued business need (re-verification) review of      X
    all IBM logon ID's supporting the service, removing those which are no longer authorized by management.
22. Establish the process criteria for resetting user's passwords and                    X
    disclosing them to authorized personnel.
23. Reset IBM logon ID passwords and disclose passwords to authorized            X
    personnel.
24. Reset Certegy and Certegy's Authorized User logon Ids, passwords and         X
    disclose passwords to authorized personnel.
25. Review, approve and grant requests for privileged user authorities.          X
26. Review privileged user authorities quarterly and remove those for which      X
    management authorization no longer exists.
27. Control and be responsible for the Security Officer/Administrator user       X
    profiles on all systems, when applicable and in the scope of this agreement.
28. Periodically perform system security health checks.                          X       A
30. Capture audit records, retain for an agreed period of time, and supply       X
    reports to the Certegy Project Executive upon reasonable request.
31. Promptly inform Certegy of any security issues of which IBM is aware and     X
    suggest possible remedial action.
32. Promptly acknowledge receipt of security exposures identified by IBM and             X
    inform IBM of Certegy's acceptance or rejection of the suggested remedial action.
33. Take corrective action as appropriate to remedy security violations IBM              X
    has reported.
33. Quarterly, review access granted to MVS and APF libraries for IBM            X
    support staff in accordance with the information security controls document within the Procedures Manual

DATA NETWORK                                                                    IBM   CERTEGY
------------                                                                    ---   -------
1. Manage and maintain security of all firewall/gateway devices that may                 X
   connect the IBM front end processors to the Certegy network for the provision of the service.
2. Manage and maintain security of all firewall/gateway devices that may         X
   connect the IBM front end processors to the IBM network for the provision of the service.

                                  SCHEDULE M OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                          HELP DESK SERVICES PROCEDURES

1.0 INTRODUCTION:

IBM will staff a function to act as the contact point, via a toll free telephone number, for Certegy End Users including some external Certegy customers, who require assistance in the resolution of problems, concerns, and questions and to request Services (the "Help Desk" or "Customer Service Center" ("CSC")). Calls into the Help Desk will be answered by a single point of contact (SPOC) in English. If a problem cannot be resolved by telephone, IBM will handle the problem via the escalation procedures set forth in the Procedures Manual.

IBM will provide the Help Desk Services from a remote, fully functional IBM Help Desk utilizing metaframe server technology (firewall). IBM will access Certegy's network in order to perform Level 1 problem determination and ID support for the End User population. This is accomplished by connectivity to the Certegy network.

IBM will coordinate knowledge transfer by shadowing current Certegy Help Desk staff to gather knowledge on supported applications, Help Desk processes & procedures, special support requirements, and other pertinent support information during the Transition Period. Certegy and IBM will work together during the Transition Period to effect a transparent transition to the End User.

2.0 DEFINITIONS

LEVEL 1 - means, with respect to Help Desk support responsibilities: 1) answering the incoming call; 2) recording all calls; 3) gathering the End User information; 4) obtaining resource status; 5) accessing on-line information; 6) responding to End User requests for information; 7) handling routine product usage problems; 8) transferring calls to the appropriate support group; 9) dispatching on-site assistance; 10) opening the call record; 11) informing the End User of the status of a call; 12) calling the End User for further information; and 13) closing the call record.

LEVEL 2 - means, with respect to Help Desk support responsibilities: 1) closing problem calls not closed by Level 1, exclusive of product defects; 2) documenting all actions in the call record; 3) calling the End User for further information; 4) performing root cause analysis, as required; 5) working with vendors (as appropriate) to resolve problems; 6) making recommendations for process and tool improvements; 7) contacting other support groups and organizations, as required; 8) dispatching on-site assistance, if needed; 9) interfacing with other systems, networks and operating system environments personnel; and 10) routing calls to other levels of support, as required.

Schedule M                 March 14, 2003
CERTEGY/IBM CONFIDENTIAL

LEVEL 3 - means, with respect to Help Desk support responsibilities: 1) the on-site diagnosis and repair required to close the problem; 2) documenting all actions in the call record; 3) performing root cause analysis, as required; 4) working with vendors (as appropriate) to attempt to resolve problems; 5) making recommendations for process and tool improvements; and 6) contacting other support groups or organizations, as required.

3.0 GENERAL HELP DESK SERVICES:

IBM Responsibilities

     IBM will:

     1. provide, program and maintain the automatic call distribution equipment IBM requires to provide the Services at the IBM Help Desk. Certegy will forward Help Desk Calls to the IBM Help Desk through Certegy's PBX options/switch via an IBM provided 800 number;

     2.   receive, log and dispatch or transfer Calls, as appropriate;

     3. open a Call record to document Calls. A Call record may include information such as End User information, Call record number, date and time opened, service requested, problem description or symptoms, Call assignment (for example, Level 2, Level 3), Call status, and Call resolution and closure information;

     4. provide scripted Level 1 support for Certegy's Applications for which Certegy or its third party IBM provides scripts and training;

     5.   prioritize Calls in accordance with the Severity Codes;

     6. perform problem analysis, including identification of the source of the problem;

     7.   provide Call status as the End User requests;

     8. dispatch or arrange for on-site support, if required, for problem determination and/or resolution;

     9. notify the Certegy Service Location contact of Hardware or Software systems failures according to the Operations Procedures Manual;

     10. provide a systems status recording for in-scope systems with status information such as known major incidents and estimated recovery times;

     11. interface with and coordinate problem determination and resolution with the Certegy Service Location contact and/or Third Party service providers;

     12. monitor problem status to facilitate problem closure within defined Service Level criteria or escalate in accordance with the escalation procedures the Operations Procedures Manual defines;

     13. provide input to Certegy on End User training requirements based on problem Call tracking and analysis;

     14. with Certegy's assistance, establish and maintain Call prioritization guidelines and escalation procedures;

     15. develop Help Desk operational processes and procedures and provide to Certegy for distribution;

     16. maintain a contact list of IBM focal points, including names and telephone, pager and fax numbers, and provide to Certegy for distribution;

     17. provide a standard monthly report to Certegy summarizing the Calls (by status code) received and handled by the Help Desk for the prior month;

     18. using the information contained in the standard monthly reports, IBM will provide information to Certegy on Call trends and make recommendations (for example, additional End User training requirements), where appropriate; and

     19. provide an interface between its Help Desk application and Certegy's Help Desk application (GWI).

Certegy Responsibilities

     Certegy will:

     1. publish a single toll free telephone number for End Users to contact the Help Desk;

     2. unless otherwise provided in the Agreement or mutually agreed by the parties, be responsible for all End User training (hardware and software);

     3. for Certegy -retained systems, provide systems status information to the Help Desk and updates as they occur. IBM will maintain such information for up to five business days or until Certegy is otherwise notified by IBM within the five business days, after which time IBM will delete it unless Certegy otherwise notifies IBM;

     4. maintain and distribute a Certegy contact list, including names and telephone, pager and fax numbers, for use by Help Desk staff to contact appropriate Certegy personnel for problem determination assistance and escalation and ensure such personnel are available as required;

     5. assist IBM in establishing Call prioritization guidelines and escalation procedures;

     6. ensure End Users have a basic level of understanding of the service delivery processes and procedures and adhere to the processes and procedures for accessing each Service;

     7. communicate support responsibilities and procedures to the Certegy Service Location contact and Third Party service providers (for example, providing Call status and resolution to the Help Desk and ensure adherence to such procedures);

     8. assist IBM, as requested and in a time frame commensurate with the assigned problem Severity Code and associated Service Level commitment, in the resolution of recurring problems which are the result of End User error;

     9. resolve any Certegy Third Party service provider performance problems affecting IBM's provision of the Services;

     10. be responsible for all Certegy Third Party support costs (for example, help lines);

     11. be responsible for the resolution or closure of all Calls related to products and services that are not within the Services;

     12. allow IBM to utilize remote access capability to remotely diagnose problems;

     13.  provide Level 2 and 3 support for Certegy applications; and

     14.  provide Level 1 scripts and training for Certegy applications to IBM.

4.0  HELP DESK FOR MAINFRAME RESPONSIBILITIES:

IBM Responsibilities

          IBM will:

     1. except for the Certegy Applications and Network, provide Level 1 support for the Hardware and Software;

     2. redirect Calls requiring Level 2 and Level 3 support to the appropriate IBM mainframe support group for problems and questions relating to the mainframe;

     3.   report on the status of batch jobs upon request;

     4. reset passwords and perform logon ID administration in accordance with Certegy - provided security guidelines; and

     5.   recycle, start and stop devices.

Certegy Responsibilities

     1. Certegy will provide the security guidelines, including the system access authorization profiles; and

     2.   Certegy will authorize exceptions to the security guidelines.

5.0 HELP DESK FOR DESKTOP SERVICES:

          IBM Responsibilities (Standard Products)

     IBM will:

     1. log and redirect Calls requiring Level 1, Level 2 and Level 3 support for Standard Products to the appropriate IBM deskside support group for problems and questions relating to the deskside;

     2. dispatch IBM service personnel to perform on-site Services (for example, deskside support, software maintenance)

          IBM Responsibilities (Non Standard Products)

     IBM will:

     1.   provide Level 1 support based upon IBM's available resources; and

     2. as appropriate, refer problems or questions to the Certegy Service Location contact for resolution.

Certegy Responsibilities

     Certegy will:

          1.   communicate the defined Standard Products and Services to End
               Users;

          2. ensure that End Users are authorized to request the Services including the dispatch of service personnel to provide on-site Services; and

          3. with respect to Nonstandard Products: provide all Level 2, and Level 3 support, be responsible for the resolution/closure of any problems or questions referred to Certegy by Help Desk staff; and provide training to IBM-designated staff and documentation on Nonstandard Products, as appropriate.

6.0 HELP DESK FOR NETWORK RESPONSIBILITIES:

IBM Responsibilities

          IBM will:

     1. log and redirect Calls requiring Level 1, Level 2 and Level 3 support to the appropriate Certegy network support group for problems and questions relating to the network;

Certegy Responsibilities

          Certegy will:

     1.   Certegy will provide the network call guidelines.

7.0 SERVICE LEVEL APPLICABILITY

The Average Call Time Service Level applies only to Level 1 support.

IBM and Certegy acknowledge that the Help Desk Services being provided by IBM and set forth in this Schedule: (i) are related solely to information technology, (ii) are being provided by IBM employees or its Affiliates or Subcontractors, (iii) are being provided from facilities owned or leased by IBM or its Affiliates, and (iv) IBM or its Affiliates are providing substantially all automated call processing and updating all databases associated with such Services. Any changes to the foregoing conditions (i) through (iv) shall require a written amendment to this Transaction Document #03-01 executed by IBM and Certegy and may require additional third party licenses and/or modifications to the indemnity terms set forth in the Master Agreement and/or this Transaction Document.

                                  SCHEDULE N OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                                    PROJECTS

1.0  INTRODUCTION

     This Schedule N describes the methodology by which projects will be performed in conjunction with the Transaction Document and the overall Project Management process that will be implemented in order to support delivery of such projects. The level at which a project will be managed will be determined by the scope of the work and the Deliverables to be provided under the project.

2.0  DEFINITIONS

     All capitalized terms used and not defined in this Schedule N shall have the same meanings given elsewhere in the Agreement. As used herein:

     A. "ACCEPTANCE" or "ACCEPTED" means Certegy's concurrence that a Deliverable satisfies the Completion Criteria set forth in the Project Plan.

     B. "COMPLETION CRITERIA" means mutually agreed upon written conditions that IBM is required to meet in order to satisfy its obligations for each project as set forth in the applicable Project Plan.

     C. "DELIVERABLE" means any item delivered to Certegy under a project which is specified in the Project Plan as a Deliverable.

     D. "CHANGE AUTHORIZATION" has the meaning set forth in Section 6.0 herein.

     E.   "PROJECT CHANGE REQUEST" OR "PCR" has the meaning set forth in Section
          6.0 herein.

     F.   "PROJECT PLAN" has the meaning set forth in Section 3.0 herein.

     G.   "PROJECT MANAGER" has the meaning set forth in Section 3.0 herein.

3.0  PROJECT MANAGEMENT PROCESS

     IBM's Project Management process is based upon the premise that the IBM Account Manager will have overall responsibility and accountability to meet all agreed upon quality, cost, schedule and technical objectives of the project. In addition, each Party will assign an individual to each project to act as its respective representative with responsibility for specific operational roles as described below and further delineated in the Project Plan ("Project Manager"). Based upon the scope of the work and the


Schedule N                       March 14, 2003                      Page 1 of 6
CERTEGY/IBM CONFIDENTIAL

     Deliverables to be provided under a project, a Project Manager may be assigned to oversee multiple Projects.

     Each project whether included as of the Commencement Date or subsequently added at the request of Certegy, subject to Section 9.6 of the Master Agreement, will have a plan developed (the "Project Plan") and, upon approval by both Parties, the Project Plan will be assigned a sequential number and will be attached to, and become a part of, this Schedule (e.g., Mainframe Project Plan M-1/Title, Mainframe Project Plan M-2/Title, etc.). The terms, and conditions of the Master Agreement and the Transaction Document will apply to each project unless otherwise amended by the applicable Project Plan.

4.0  PROJECT MANAGERS

A.   IBM Responsibilities

     IBM will assign a Project Manager who will have the authority to act on behalf of IBM in all matters pertaining to the project with the exception of contractual endorsement. The IBM Project Manager will:

     1. manage the project for IBM including planning, directing, and monitoring all project activities;

     2. develop the detailed Project Plan in conjunction with the Certegy Project Manager;

     3.   maintain files of the Project Plan and any associated documentation;

     4. establish the project team and, in conjunction with the Certegy Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc.;

     5. be the primary point of contact to Certegy for the project to establish and maintain communications with the Certegy Project Manager;

     6. define and monitor the support resources required for the project to ensure these resources are available as scheduled;

     7.   measure, track and evaluate progress against the Project Plan;

     8. take ownership and resolve issues that may arise due to deviations from the Project Plan with the Certegy Project Manager;

     9. administer and, in conjunction with the Certegy Project Manager, be accountable for project change control;

     10. plan, schedule and participate in periodic project reviews, as applicable, including review of the work products being produced;

     11. provide periodic written status reports using a tool and format in a format to be agreed between the Parties to Certegy that provide information such as schedule status, technical progress, issue identification and related action plans; and

     12. establish and maintain the necessary financial controls for those areas of the project for which IBM has responsibility.

B.   Certegy Responsibilities

     Certegy will assign a Project Manager who will have the authority to act on behalf of Certegy in all matters pertaining to the project with the exception of contractual endorsement. The Certegy Project Manager will:

     1. be the single-point-of-contact for the management of Certegy's obligations under the project;

     2. serve as the interface between the project team members and Certegy's business functions, units, or Affiliates participating in the project;

     3.   define Certegy's business and technical requirements for each project;

     4. provide input and assist in developing the detailed Project Plan in conjunction with the IBM Project Manager and ensure that the Project Plan meets Certegy's business and technical requirements;

     5. establish the project team and, in conjunction with the IBM Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc.;

     6. provide operational guidance to, manage and be accountable for the performance of Certegy personnel assigned to the project;

     7. administer and, in conjunction with the IBM Project Manager, be accountable for project change control;

     8.   attend project planning/review/status meetings, as required;

     9. obtain and provide information, data, decisions and approvals, within three days of IBM's request, unless otherwise mutually agreed;

     10. coordinate and schedule the attendance of Certegy personnel, as appropriate, at planning/review/status meetings;

     11. assist in the resolution of project issues and/or escalate within Certegy for resolution as needed;

     12. establish and maintain the necessary financial controls for those areas of the project for which Certegy has responsibility; and

     13. review and provide written confirmation that the Deliverables meet the Completion Criteria set forth in the applicable Project Plan.

C. Each Party will give the other Party reasonable advance notice, in writing, of a change to its respective Project Manager and will discuss any objections the other Party may have to such change.

5.0  PROJECT PLAN

     A Project Plan must be completed for each project and should contain the following information:

A.   Project Managers

     This section will identify the Parties' respective Project Managers including name, address, telephone number, pager number, and fax number.

B.   Purpose and Scope of Work

     This section will provide a summary of the overall purpose of the project and define the scope of work to be performed.

C.   Assumptions/Dependencies

     This section will describe any key assumptions, dependencies, or critical success factors upon which the project will be based and/or is dependent upon for successful completion.

D.   Definitions

     This section will define any terms specific to a project.

E.   IBM Responsibilities

     This section will describe the responsibilities which IBM is required to perform in order to complete the project.

F.   Certegy Responsibilities

     This section will describe the responsibilities which Certegy is required to perform in order to complete the project.

G.   Required Equipment and Materials

     This section will list all required equipment and materials including, but not limited to, hardware and software, which each Party must provide in order to facilitate completion of the project.

H.   Deliverables

     This section will provide a description of any items to be delivered by IBM under the project.

I.   Estimated Schedule

     This section will provide the planned schedule for completion of the project, including any milestones and target dates for completion.

J.   Completion Criteria

     This section will state the criteria which IBM must meet in order to satisfy its obligations under the project.

K.   Charges/Invoicing

     This section will specify the applicable charges for the project and the basis for such charges and the terms for IBM's invoicing if different from those contained in the Transaction Document.

L.   Additional or Unique Terms and Conditions

     This section will identify any terms and conditions in addition to or different from those contained in the Master Agreement and the Transaction Document.

6.0  PROJECT CHANGE CONTROL

     Either Party may request a change to a project subject to the following procedure:

     All requests for a project change must be submitted via a Project Change Request ("PCR"). The PCR must describe the change in detail, the rationale for the change and the effect the change will have, if accepted, or the impact it will have if rejected, on the project. The Project Manager of the requesting Party will review the PCR and determine whether to submit the request to the other Party.

     If submitted, both Project Managers will review the proposed change and approve it for further investigation, if required, or reject it. If the Parties agree that the proposed change requires further investigation, the Project Managers will authorize such investigation, and any charges by IBM that IBM specifies for such investigation, by signing the PCR. The investigation to be conducted will determine the technical merits and the effect on price, schedule, and other terms and conditions that may result from the implementation of the proposed change. The requesting Party's Project Manager may then approve or reject the change.

     If rejected, the PCR will be returned to the requesting Party along with the reason for rejection.

     If approved, the change will be implemented by providing written authorization signed by authorized representatives of both Parties ("Change Authorization").

7.0  COMPLETION

     IBM will notify Certegy, in writing, when the Completion Criteria for a Deliverable has been met. Certegy must inform IBM, in writing, within ten
     (10) business days following receipt of IBM's notification if Certegy believes IBM has not met the Completion Criteria, together with reasonable detail as to the reasons for such belief. If IBM does not receive written notice within such period, then the Deliverable(s) will be deemed Accepted.

8.0  POTENTIAL PROJECTS UNDERWAY AT COMMENCEMENT DATE

     As of the Execution Date, Certegy is aware of the following projects that could have potential impact on IBM's delivery of the Services:

          -    new Clearing and Settlement System (replacement for Pass Thru and
               DEPP)

          -    new Loyalty Management System

     This section is to make IBM aware of these two major projects that will be underway at Commencement Date.

     In the event Certegy requests IBM support of these project(s), such support will be a New Service and Certegy shall submit a request for such support, and IBM will provide, in accordance with Schedule N, a Project Plan.

                                  SCHEDULE O OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                               AFFECTED EMPLOYEES

As of the Commencement Date, there are no Affected Employees.


Schedule O                       March 14, 2003                      Page 1 of 1
Certegy/IBM CONFIDENTIAL

                                  SCHEDULE P OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                                MAINTENANCE TERMS

This Schedule is not applicable to this Transaction Document 03-01.


Schedule P                       March 14, 2003                      Page 1 of 1
CERTEGY/IBM CONFIDENTIAL

                                  SCHEDULE Q OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                           OUTSTANDING EMPLOYEE CLAIMS

There are no Outstanding Employee Claims.


Schedule Q                       March 14, 2003                      Page 1 of 1
CERTEGY/IBM CONFIDENTIAL

                                  SCHEDULE R OF
                           TRANSACTION DOCUMENT #03-01
                                 MAINFRAME TOWER
                                 (UNITED STATES)
                         SERVICES TRANSITION ASSISTANCE

1.   INTRODUCTION

     1.1. This Schedule R defines the assistance IBM will provide to Certegy upon expiration or termination of the Agreement and/or this Transaction Document.

2.   SERVICES TRANSFER ASSISTANCE

     2.1. It is the intent of the Parties that at or, upon expiration or termination of the Agreement and/or Transaction Document, IBM will cooperate with Certegy to assist with the orderly transfer of the services, functions, responsibility, and operations comprising the Services provided by IBM, hereunder, to another services provider or one or more members of the Certegy Group itself.

     2.2. Prior to expiration or termination of the Agreement and/or this Transaction Document, Certegy may request IBM to perform and, if so requested, IBM shall perform (except in the event of termination for cause by IBM)) services, in connection with migrating the work of the Certegy Group to another services provider or the Certegy Group itself (through "Services Transfer Assistance").

     2.3. Services Transfer Assistance shall be provided:

          2.3.1. until the effective date of expiration or termination with respect to the Services; and

          2.3.2 for expiration or termination related services that are in addition to the Services, for up to six additional months after the effective date of expiration or termination.

     2.4. Services Transfer Assistance shall include providing Certegy and its Affiliates and their agents, contractors and consultants, as necessary, with the following services:

          2.4.1. Pre-migration Services:

                 (a) assisting the new operations staff in developing a plan for the transition of all requested and appropriate operations from IBM;

                 (b) providing the new operations staff personnel training in the performance of the Services being transferred;


Schedule R                       March 14, 2003                      Page 1 of 4
CERTEGY/IBM CONFIDENTIAL

                 (c) providing the new operations staff with any other information regarding the Services that is required to implement the transition plan and providing such information as necessary for the new operations staff to perform the Services in an orderly manner, minimizing disruption in the operations of Certegy;

                 (d) notifying all IBM subcontractors of procedures to be followed during the turnover phase;

                 (e) freezing all non-critical Software changes as requested by Certegy;

                 (f) reviewing all Software libraries (test and production) with the new service provider and/or Certegy;

                 (g) identifying, recording and providing control release levels for the operating Systems Software used by IBM to provide the Services;

                 (h) providing documentation to the new or existing operations staff which has been provided to IBM by Certegy, jointly developed between IBM and Certegy, and/or technical documentation as required to support the Services but excluding any documentation which is IBM Confidential Information which is not required to support the services;

                 (i) assisting in establishing naming conventions for the new production site;

                 (j) providing to the new operations staff reasonable access and use of equipment, software, personnel, third parties, and other resources used by IBM to provide the Services, subject to any prohibitions or restrictions on the use or disclosure of the software as required by the license agreements;

                 (k) analyzing space required for the data-bases and Software libraries; and

                 (1) generating a tape and listing of the source code in a form reasonably requested by Certegy.

          2.4.2. Migration Services:

                 (a) unloading the production data bases as requested by Certegy;

                 (b) unloading all requested Certegy data files and other Certegy Confidential Information from the System and delivering it to Certegy together with any IBM Confidential Information which is required to perform the service subject to the requirements of section 2.6.3;

                 (c) delivering tapes of production data-bases (with content listings) and printouts of control file information to the new operations staff;

                 (d)  assisting with the loading of the data-bases;

                 (e) providing reasonable assistance to new operations staff with the turnover of operational responsibilities;

                 (f) reviewing and explaining the Procedures Manual to the new operations staff;

                 (g) assisting the new operations staff in notifying outside vendors of the procedures to be followed during the migration;

                 (h) assisting the new operations staff in preparation of and conducting migration testing;

                 (i) assisting with the communications network turnover, if applicable; and

                 (j) assisting in the execution of a parallel operation until the effective date of expiration or termination of the Agreement and/or this Transaction Document.

          2.4.3. Post-migration Services:

                 (a) answering questions regarding the Services on an as-needed basis during the 90 day period following the date of expiration or termination; and

                 (b) returning to Certegy any remaining Certegy owned reports and documentation still in IBM's possession.

2.5. If any Services Transfer Assistance provided by IBM requires the utilization of additional resources for which there is a current Baseline, Certegy will pay IBM for the incremental resources using the applicable charging methodology set forth in Schedule J of the Transaction Document.

2.6. If the Services Transfer Assistance requires IBM to incur expenses in excess of the expenses that IBM would otherwise incur in the performance of the Agreement and/or this Transaction Document, then:

          2.6.1. IBM shall notify Certegy of any additional expenses associated with the performance of any additional services pursuant to
                 Section 2.5 and this Section 2.6 within 30 days of receiving a written work-order request from Certegy prior to performing such services;

          2.6.2. upon Certegy's authorization, IBM shall perform the additional services and upon completion of the services IBM will invoice Certegy for such services; and

          2.6.3. Additionally, prior to providing any of the Services Transfer Assistance, the new operations staff shall provide to IBM an executed confidentiality agreement regarding IBM's Confidential Information disclosed or provided to the new operations staff while providing the Services Transfer Assistance; and

          2.6.4. Certegy shall pay IBM for such additional expenses incurred within thirty (30) days of the date of receipt of the applicable invoice.

                                  SCHEDULE S OF

                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)

                                 MAINFRAME TOWER

       PERFORMANCE STANDARDS, MINIMUM SERVICE LEVELS, AND SERVICE CREDITS

1    INTRODUCTION

1.1 IBM and Certegy have developed detailed Performance Standards and Minimum Service Levels that will adequately measure and track the performance of Services provided by IBM.

1.2  This Schedule S describes:

1.2.1 The Performance Standards and Minimum Service Levels for the defined Services which IBM is required to meet during the Term of this Agreement. Such Performance Standards and Minimum Service Levels are set forth in Charts C-1 through C-25 of Exhibit C-1 to this Schedule S, the effective date for each of the attendant Service Credits is identified in the attached Charts in the section titled "Implementation Criteria";

1.2.2 Service Credits which are required to be paid to Certegy in accordance with Section 9.9 of the Master Agreement, should IBM fail to meet the Minimum Service Levels as set forth in this Schedule S; and

1.3  Certain Certegy responsibilities.

2    DEFINITIONS

     "ACTUAL UPTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Application is actually available for use by Authorized Users.

     "APPLICATION" means individual subsystems or environments comprising the Applications Software.

     "AVAILABILITY" means Actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Availability will be measured based on a monthly average during each calendar month of the Term of this Agreement, to be calculated once monthly within ten (10) business days following the end of each calendar month.


Schedule S                       March 14, 2003                     Page 1 of 43
Certegy/IBM Confidential

     "CRITICAL SYSTEM PROCESS" means a process or service associated with a Critical Business Application System for which there is a defined Performance Standard and Minimum Service Level.

     "EXCUSABLE DOWNTIME" means, out of the Scheduled Uptime, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical System Process is down due to action or inaction by Certegy or due to a Force Majeure Event, which failure is not attributable to IBM's failure to exercise due care including, without limitation, failure to provide proper preventive or remedial maintenance.

     "EXTENDED FUNCTIONALITY" means the state of the Application
     Software-Certegy when the batch job CP209000 for St. Pete or CP209040 for Madison) or their replacement has completed and the online system has limited update capability.

     "FULL FUNCTIONALITY" means the state of the Application Software-Certegy when the batch job CP242000 for St. Pete or CP242040 for Madison or BP2E6780 for Base2000 (Bank Card Availability) or their replacement has completed and the system is current and operational.

     "HOST SYSTEM" means Machines and related Systems Software.

     "INTERNAL RESPONSE TIME" means the internal response time of CICS transactions in a region as measured by the software tool Omegamon CICS or its equivalent replacement.

     "KEY PERFORMANCE INDICATOR" "KPI" means a critical process or service which shall be monitored and reported by exception.

     "MEASUREMENT PERIOD" means the time intervals for monitoring, evaluating and calculating IBM's performance against the Performance Standards and Minimum Service Levels and the Service Credits, if any.

     "MINIMUM SERVICE LEVEL" or "MSL" means the level of performance set forth in Charts C-1 through C-25 of Exhibit C-1.

     "PRIORITY" as used in Chart C-17, 18, and 22 to this Schedule S, refers to the relative importance to Certegy of IBM's attainment of performance in accordance with the Service Level for a particular Critical System Process versus the Service Level of another Critical System Process. The Priority designations are, in order of least importance to most importance: 2 and 1.

     "RESPONSE TIME" means the time taken to perform initial problem determination by a problem support area from the time the Help Desk was advised.

     "RESOLUTION TIME" means the time taken to effect a permanent fix to a problem from the time the Help Desk was advised.

     "SCHEDULED DOWNTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical System Process is scheduled to be unavailable for use by Authorized Users due to such things as preventive maintenance, system upgrades, etc. The Scheduled Downtime period will be between the hours of 03:00 am to 06:00am on Sundays, unless otherwise agreed in advance by the Parties.

     "SERVICE PERIODS" means the days of the week and hours per day that the Host System and/or each defined Critical System Process is scheduled to be available for use by Authorized Users as set forth in Exhibit C-1, subject to adjustment for mutually agreed upon Scheduled Downtime.

     "SCHEDULED UPTIME" means of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical System Process is scheduled to be available for use by Authorized Users.

     "UNAVAILABILITY" means actual downtime less Scheduled Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Unavailability will be measured based on a monthly average during each calendar month of the Term of this Agreement, to be calculated once monthly within ten (10) business days following the end of each calendar month.

     "VALIDATED OR VALIDATION" means that the Service Levels can be demonstrated to have been met or are demonstrated to be attained by IBM during a one-hundred twenty (120) day Measurement Period during the Term of this Agreement utilizing reasonable business practices and providing information about requirements and responsibilities and the measurement process. The "Validation" process is the method for obtaining Validated results. New Performance Standards and Minimum Service Levels which are Validated in accordance with this Schedule S, will go into effect as soon as the IPT agrees that they have been Validated and Exhibit C-1 will be updated accordingly.

     "VALIDATION PERIOD" means the one hundred and twenty (120) day period described in Section 6.1(ii) of this Schedule S, or otherwise agreed between the Parties, to define a new SLA, responsibilities and requirements for the SLA, agree to the measurement methods, implement and perform the measurement and jointly verify the results.

     All capitalized terms used and not defined in this Schedule S shall have the same meanings given to them elsewhere in the Master Agreement the applicable Transaction Document and its Schedules hereunder.

3    REPORTING

     By the tenth (10th) business day of each calendar month during the Term of this Agreement, IBM will submit to Certegy a report or set of reports assessing IBM's performance against the Performance Standards and the Minimum Service Levels during the previous calendar month and detailing IBM's performance in those categories identified on Charts C-1 through C-25. IBM will also be responsible for promptly investigating and correcting failures including failures to meet such Performance Standards and Minimum Service Levels by:

          - initiating problem investigations to identify root causes of failures;

          - promptly reporting problems to Certegy that reasonably could be expected to have a material adverse effect on Certegy or its Authorized Users' operations; and

          - making written recommendations to Certegy for improvement in procedures.

     In addition to any Service Credits required by the Master Agreement and
     Section 7 hereof, IBM with Certegy's assistance shall diligently identify root causes, correct their respective problems, as identified through the root cause analysis, and minimize recurrences of missed Performance Standards and Minimum Service Levels for which it is responsible. IBM will provide Certegy with a report describing the results of its root cause analysis and other facts relating to IBM's failure to attain MSLs

4    PERIODIC REVIEWS

     Performance Standards and Minimum Service Levels will be reviewed and adjusted, if applicable, by the IPT. Any such changes will be implemented through the Change Control Process. The Parties intend that the Performance Standards and Minimum Service Levels will not be less favorable to Certegy during the Term of this Agreement to which they are applicable than they are at the initiation of the Services and will be improved over time. Any adjustments to applicable Performance Standards and Minimum Service Levels will be based upon:

          - The discussion between the Parties following receipt of the Benchmarker Results in accordance with the benchmarking procedures set forth in Section 5.2 of the Transaction Document.

          -    Technology changes to the environment; and

          -    Certegy or its Authorized Users' business change.

          - Otherwise, the Performance Standards and Minimum Service Levels will remain the same.

5    PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL IMPACT

5.1.1 For any calendar month for which, based on capacity planning activities utilizing Certegy business projections and IBM's historical trend analysis, IBM has provided written performance recommendations to Certegy to allow for continued Performance Standard and Minimum Service Level attainment without any increase in the ASC, Monthly Charges or other costs to Certegy, and with lead time reasonably sufficient for Certegy to verify and approve such recommendations, and these recommendations are valid but declined by Certegy or Certegy does not respond to IBM's recommendations, then IBM will be relieved of its Performance Standard and Minimum Service Level obligations for any calendar month for the environments for which recommendations were made and the capacity was exceeded, to the extent that the root cause analysis of such Performance Standard and/or Minimum Service Level failure demonstrates that the root cause was Certegy's refusal to accept and implement such recommendations.

5.1.2 IBM shall be relieved of its performance obligations under the Performance Standards and Minimum Service Levels for any calendar month to the extent that MIPS and DASD resources provided by IBM meet the capacity set forth in the Supplement, as adjusted by incremental MIPS and DASD requested by Certegy, where the root cause analysis demonstrates that such level of utilization exceeds such capacity and was the cause of IBM failing to satisfy such Performance Standard or Minimum Service Level in such month, except in the event where root cause analysis demonstrates that such level of utilization does not exceed the normal tolerance level of the IBM resources being utilized to provide such capacity.

6    PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL CRITERIA

6.1 The Performance Standards and Minimum Service Levels for the defined Services which IBM will be required to meet under this Agreement will be implemented in six parts as follows:

     (i) New Performance Standards and Minimum Service Levels "Report-Only Performance Standards" if applicable, will be implemented and be effective upon agreement.

     (ii) The Parties will Validate the new Performance Standards and Minimum Service Levels set forth at Charts C-1 through C-25 by accomplishing one of the following. In the following paragraphs, data to be validated refers not only to substantive confirmation of the measurements of the SLAs and the measurement process, but also information about the requirements and responsibilities to enable the
          SLAs:

          a) Where the latest nine (9) months of the necessary data required for Validation is available prior to the Commencement Date, this data will be reviewed and accepted by IBM during the 180Day Transition Period. If any Service Level is Validated by IBM pursuant to this Section 6.1(ii)(a), the applicable Minimum Service Level and Performance Standard shall be deemed to be implemented and effective on the Commencement Date of this Agreement and all associated Service Credits shall apply;

          b) Where the necessary data is not available prior to the Commencement Date and subject to agreement to the measurement methods to be used and the identification of the System end points by Certegy, IBM shall within the continuous one hundred and twenty (120) day Measurement Period starting at Commencement Date, measure the performance standards of the Services to verify that the Performance Standards and Minimum Service Levels set forth in this Schedule S can be met or exceeded. Once the Performance Standards and Minimum Service Levels are Validated, they will go into effect and IBM shall meet or exceed such Performance Standards and Minimum Service Levels as of the date of Validation by the Parties and for the remainder of the Term of this Agreement, including any mutually agreed changes; or

     (iii) If, after completing the activities required to Validate a Service Level during the Validation Period, the Parties determine that a Service Level (Performance Standard) cannot be attained, such Service Levels shall be revised to reflect those measured during the Validation Period after agreement of the Parties and acceptance by the IPT. Such revised, agreed and accepted Service Levels, shall become effective when Validated and such Performance Standards and Minimum Service Levels in this Schedule S shall be amended accordingly.

     (iv) If IBM fails to timely complete the activities required to Validate any Service Level in this Schedule S within a Validation Period, then such Performance Standards and Minimum Service Levels set forth in Exhibit C-1 to this Schedule S shall be deemed implemented and effective as of the end of the Validation Period or the Commencement date and the associated Service Credits shall apply. In the event that IBM subsequently completes its measurement activities to Validate such Service Level within a further 120 day period and the Parties determine that a Service Level cannot be attained, such Service Levels shall be revised to reflect those measured by IBM upon agreement of the Parties and acceptance by the EPT. Such revised, agreed and accepted Service Levels, shall become effective upon the agreement of the Parties and the Performance Standards and Minimum Service Levels set forth in Exhibit C-1 to this Schedule S shall be amended accordingly.

     (v) Notwithstanding sub-section (iv) above, if the Parties determine that IBM is unable to Validate any Service Level described herein using commercially reasonable efforts within the Validation Period, the Parties shall, through the IPT process, reasonably attempt to jointly develop an alternative Service Level.

     (vi) Where the Parties agree that the Measurement Period for any one SLA should be deferred for any reason and agree that measurement shall commence on a mutually agreeable date which results in the Measurement Period for that SLA extending beyond the end of the Validation Period the SLA shall become effective at the later of (a) the end of the Validation Period or (b) the agreed date for the commencement of the Validation Period for that SLA.

          During the Validation Period and the Transition Period the Batch transaction workload will be measured. In the event of a significant deviation to the Batch transaction workload through natural growth or through the implementation of a significant change the Parties agree that the SLA will be subject to re-Validation. Upon this event and until such time as the SLA is re-Validated Service Credits shall not be payable.

6.2 IBM will perform scheduled batch processing services in accordance with the Performance Standards and Minimum Service Levels set forth in Exhibit C-1. IBM shall be relieved from applicable Performance Standards and Minimum Service Levels and Service Credits if it does not receive certain critical inputs from Certegy or its Authorized Users by time agreed upon by the Parties, where the required files are available and ready for use within the IBM managed infrastructure, and successful completion of the appropriate Application batch job stream to the extent controlled by Certegy unless the reason the critical inputs are not received is due to an error or errors made by IBM in their Performance of the Services which IBM will not be relieved from applicable Performance Standards and Minimum Service Levels. On those occasions where a Service Level appears to be met (i.e. Online systems are up and available on or before the time identified in Exhibit C-1) but a processing error caused specifically by IBM (i.e. restarting a job in the wrong place where the restart procedures were correctly documented) had occurred causing the files to be non current, then IBM will have been deemed to have missed the Service Level.

6.3 Certegy recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time.

6.4 If Certegy or its Authorized Users fails to deliver any critical input by the deadline for the applicable batch processing job, or deviates from scheduled batch job streams, IBM will use commercially reasonable efforts, once the input is received, or corrections are made by Certegy, to complete such batch processing by the scheduled time. In this case, IBM will not be subject to a Service Credit for this application, provided it uses such commercially reasonable efforts.

6.5  ADDITIONAL PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

6.5.1 New Applications: Performance Standards and Minimum Service Levels for new Applications which are critically material to Certegy's business shall be set forth in Exhibit C-1. The Performance Standard and Minimum Service Level for each new Application shall be negotiated between IBM and Certegy based on actual performance during the first one-hundred twenty (120) days following implementation balanced with performance forecasts (new Applications shall meet the mutually agreed qualification criteria and be compatible with the Applications Installation Standards specified in Schedule K), provided, however, that the new Application Availability Performance Standard and Minimum Service Level shall be consistent with the standards set forth in

     Exhibit C-1 for other comparable Applications. In the event that agreement is not achieved in the one-hundred twenty (120) days, the dispute resolution procedures set forth in Section 16 of the Master Agreement will be followed.

6.5.2 New Services: When additional or New Services, other than new Applications, for which there will be a Performance Standard and Minimum Service Level are added to the operating environment, the Performance Standard and Minimum Service Level for each additional or New Service shall be negotiated between IBM and Certegy based on actual performance during the first one-hundred twenty (120) days following implementation. Such mutually agreed upon Performance Standard and Minimum Service Level will be set forth in Exhibit C-1.

6.5.3 In the event of a Disaster, IBM will be relieved from the Service Level requirements set forth in Schedule S of this Transaction Document as measured through the "Description of Outages" in Performance Standards and Minimum Service Levels Chart C-1 through C-25 from the time of the initial outage to five (5) calendar days after restoration thereafter.

6.5.4 IBM shall monitor and report on all Priority 2 Critical Processes as part of their daily and monthly reporting to Certegy. IBM shall also make commercially reasonable efforts to provide at a minimum the services related to the Certegy development environment as noted in Chart C-26 of this Schedule S.

6.5.5 IBM will track and report by exception, on but will not incur Service Credits, for any initial failure by IBM to meet those Service Level standards designated in Charts 17, 18 and 22 as "Priority 2" Service Levels. However, upon any failure by IBM to satisfy any Priority 2 Service Level for two (2) consecutive calendar months (hereinafter such failure is referred to as a "Priority 2 Service Credit Event"), a Service Credit equal to the Priority 1 Service Credit amount, as set forth in Service Credit Table C-3 shall be applied against the IBM invoice for Services in the month immediately following the occurrence of such Priority 2 Service Credit Event. Subsequent failures by IBM to meet the same Minimum Service Level during the six (6) calendar months following the Priority 2 Service Credit Event, as monitored by Certegy and accepted by IBM, shall also require IBM to apply a separate and additional Service Credit. If, however IBM consistently achieves the Minimum Service Level during such six (6) consecutive month period, IBM shall not be liable for Service Credits for the initial failure by IBM to meet or perform in accordance with the applicable Minimum Service Level. Instead, the initial failure following the six (6) consecutive month period shall be deemed a first time failure to achieve a Priority 2 Service Level and shall be treated in the manner described above.

6.5.6 The Service Levels included in Exhibit C-1 as of the Effective Date are included in the ASC. Any Service Levels added after the Effective Date are subject to additional charges, if any, and any such additional charges will be reflected in an amendment to this Transaction Document.

7    SERVICE CREDITS

7.1 In accordance with Section 3.2 of the Master Agreement, should IBM fail to achieve the Minimum Service Levels as set forth in Exhibit C-1, IBM will pay Service Credit(s) to Certegy. IBM will be relieved of responsibility in accordance with this Schedule S for any Minimum Service Level(s) and any associated Service Credits to the extent affected by the items described below where IBM's failure to meet the Minimum Service Level(s) is due to:

7.1.1  The conditions and considerations outlined in Sections 5.1.1, 5.1.2, 6.2,
       6.3 and 6.4 of this Schedule S;

7.1.2 Problems determined to be caused by the actions or inaction of Certegy's personnel;

7.1.3 Changes made to the environment by Certegy directly or by IBM personnel in response to a request from duly authorized Certegy personnel through the recognized work order or Change Control Process;

7.1.4  Certegy's change in prioritization of available resources;

7.1.5 Certegy's failure to perform Certegy's obligations as set forth in this Transaction Document and its Schedules to the extent such failure affects IBM's ability to perform the Services at the specified Minimum Service Levels (e.g., provision of adequate system capacity to provide the Minimum Service Level commitments, environmental factors/facilities, Certegy procedural errors);

7.1.6 Performance or nonperformance by Certegy's third party vendors (i.e. third party software vendors) and suppliers, except where root cause analysis demonstrates that IBM failed to perform its management responsibilities;

7.1.7 A declared Disaster, in which event, the Service Levels are exempted as noted in Section 6.5.3 of this Schedule S.;

7.1.8 Problems resulting from the application being provided by Certegy being demonstrated through root-cause analysis to be insufficient to allow completion or overall throughput of the scheduled application to allow achievement of the required Minimum Service Level for that application;

7.1.9  Problems which may not be determined through root cause analysis.; or

7.1.10 For events which are not under the control of IBM, for example; power outages, errors or bugs within the Software (other than IBM Software), hardware malfunctions or errors (other than IBM Machines), products or services recommended by Certegy (but not products or services recommended by IBM), or actions or inactions of Certegy's Authorized Users and/or customers.

7.2 The applicable Service Credits shall be determined or calculated as follows:

7.2.1 For failure to meet the Minimum Service Level in any of the defined Service categories, the Service Credit will be determined as set forth in Exhibit C-1.

7.2.2  Regarding limitations on Service Credits:

          (a) Notwithstanding anything to the contrary, in no event will IBM be liable to pay Service Credits in excess of; (i) in any given calendar month, twenty percent (20%) of the Monthly Charge for such month, or, (ii) in the aggregate, five percent (5%) of the Annual Service Charge during any Contract Year, during the term of this Transaction Document.

          (b) If the outstanding Service Credits for any calendar month (including any Service Credits that have been carried forward from any prior months pursuant to this paragraph) exceed twenty percent (20%) of the Monthly Charge for such month, then, subject to the five percent (5%) limitation set forth in paragraph (a) above, the portion of such Service Credits up to 20% of the Monthly Charge shall be applied to the invoices for such month. Any Service Credits exceeding twenty percent (20%) of such Monthly Charge shall be carried forward and applied in accordance herewith against the Monthly Charge for one or more subsequent calendar months within the same Contract Year until completely exhausted, subject to the five percent (5%) limitation set forth in paragraph (a) above. In no event will any unapplied Service Credits be carried forward from one Contract Year to another.

7.2.3 The Service Credits required to be paid hereunder by IBM that are shown by root cause analysis to be the result of a single event, shall be limited to the largest financial amount that can be calculated pursuant to a single applicable Minimum Service Level or Performance Standard for that month; provided, however, that to the extent that such root cause analysis reveals that such problems constitute separate or unrelated problems, even if caused by such single event, then multiple Minimum Service Levels or Performance Standards may apply.

7.3 IBM shall monitor and report on all Priority 2 Critical Processes, that is Charts 17 and 18 in Exhibit C-1 as part of their daily and monthly reporting to Certegy.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-1

                TBS BANK CARD SYSTEM AVAILABILITY-ST. PETERSBURG

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line TBS Bank Card system St. Petersburg
                                 environment during the Service Periods set
                                 forth in this Chart C-1. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Full Functionality period: 07:00 to 20:00(EST)
                                 Sunday-Saturday subject to completion of job
                                 CP242000Monday-Friday

                                 Extended Functionality period - all times outside Full Functionality periods.

ENVIRONMENT DESCRIPTION:         Historically, TBS System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the TBS System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during TBS
                                 Cardholder System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) for more than
                                 ten (10) minutes or a delay of more than 10
                                 minutes in being back at Full Functionality by
                                 0700 (EST) constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                         MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                                                                             The measurement is TBS System
                                       A Service Credit is due if an outage occurrence       Availability in minutes and the number
                                       exceeds ten (10) minutes of Unavailability in any     of outage occurrences.
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-2

                    TBS BANK CARD SYSTEM AVAILABILITY-MADISON

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line TBS Bank Card system Madison
                                 environment during the Service Periods set
                                 forth in this Chart C-2. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Full Functionality period: 07:00 to 20:00(EST)
                                 Sunday - Saturday subject to completion of batch job CP242040

                                 Extended Functionality period - all times outside Full Functionality periods.

ENVIRONMENT DESCRIPTION:         Historically, TBS System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the TBS System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during TBS
                                 Cardholder System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) for more than
                                 ten (10) minutes or a delay of more than 10
                                 minutes in being back at Full Functionality by
                                 0700 (EST) constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is TBS System
                                       exceeds ten (10} minutes of Unavailability in any     Availability in minutes and the number
                                       Measurement Period.                                   of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-3

                     BASE 2000 BANK CARD SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line Base 2000 Bank Card System environment during the Service Periods set forth in this Chart C-3. An Authorized User must be able to obtain current up- to-date information from files provided by Applications through the Authorised Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance Standards and
                                 Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the Schedule Downtime.

                                 Full Functionality period:
                                 07:00 to 20:00(EST) Sunday - Saturday subject to completion of batch job BP2E6780

                                 Extended Functionality period - all times outside Full Functionality periods

ENVIRONMENT DESCRIPTION:         Historically, Base2000 System Availability
                                 Performance Standard and Minimum Service Level attainment has been reported by individual regions and as a combined measure. Outages are tracked by documenting the Base2000 System
                                 Unavailability, including outage duration, cause code resolution and some Authorized Users verification. The associated on-line system tools shall be operational during Base2000
                                 Cardholder System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) for more than ten (10) minutes or a delay of more than 10 minutes in being back at Full Functionality by 0700 (EST) constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based on the duration and frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of the Commencement Date subject to Section 6 of this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is Base 2000 Bank Card
                                       exceeds ten (10) minutes of Unavailability in any     System Availability in minutes and the
                                       Measurement Period.                                   number of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-4

               TBS COLLECTIONS SYSTEM AVAILABILITY-ST. PETERSBURG

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line The TBS Collections System environment
                                 St. Petersburg during the Service Periods set
                                 forth in this Chart C-4. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. On-line up by 0700
                                 (EST). IBM shall provide 7 x 24 support for
                                 abend resolution.

SERVICE PERIODS:                 Sunday-Saturday 24 hours per day Availability
                                 (excludes Scheduled Downtime)
                                 Measurement Period 07:00 to 23:00 (EST) Sunday
                                 - Saturday.

ENVIRONMENT DESCRIPTION:         Historically, TCS System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the TCS System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during TCS
                                 Cardholder System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) for more than
                                 ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.                                   The measurement is The TBS Collection
                                                                                             System Availability in minutes and the
                                       A Service Credit is due if an outage occurrence       number of outage occurrences.
                                       exceeds ten (10) minutes of Unavailability in any
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-5

                   TBS COLLECTIONS SYSTEM AVAILABILITY-MADISON

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line The TBS Collections System Madison
                                 environment during the Service Periods set
                                 forth in this Chart C-5. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. On-line up by 0700
                                 (EST). IBM shall provide 7 x 24 support for
                                 abend resolution.

SERVICE PERIODS:                 Sunday-Saturday 24 hours per day Availability
                                 (excludes Scheduled Downtime)

                                 Measurement Period 07:00 to 23:00 (EST) Sunday
                                 - Saturday.

ENVIRONMENT DESCRIPTION:         Historically, TCS System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the TCS System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during TCS
                                 Cardholder System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) for more than
                                 ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.                                   The measurement is The TBS Collection
                                                                                             System Availability in minutes and the
                                       A Service Credit is due if an outage occurrence       number of outage occurrences.
                                       exceeds ten (10) minutes of Unavailability in any
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-6

                   BASE 2000 COLLECTION S SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line Base 2000 Collections System
                                 environment during the Service Periods set
                                 forth in this Chart C-6. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Full Functionality period:

                                 07:00 to 20:00(EST) Sunday - Saturday subject to completion of batch job BP2C0990 Extended
                                 Functionality period - all times outside Full
                                 Functionality periods.

ENVIRONMENT DESCRIPTION:         Historically Base2000 Collections System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the Base2000
                                 Collections System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during Base2000 Collections System Service
                                 Periods. Any downtime (excluding Scheduled
                                 Downtime) for more than ten (10) minutes
                                 constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.                                   The measurement is Base 2000 Collection
                                                                                             System Availability in minutes and the
                                       A Service Credit is due if an outage occurrence       number of outage occurrences.
                                       exceeds ten (10) minutes of Unavailability in any
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and Extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-7

              TBS AUTHORIZATION SYSTEM AVAILABILITY -ST. PETERSBURG

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line TBS Authorizations system St.
                                 Petersburg environment during the Service
                                 Periods set forth in this Chart C-7. An
                                 Authorized User must be able to obtain current
                                 up-to-date information from files provided by
                                 Applications through the Authorized Users
                                 normal process. IBM shall provide to Certegy
                                 reports detailing IBM's performance against
                                 Performance Standards and Minimum. Service
                                 Levels on a monthly calendar period basis. IBM
                                 shall, in coordination with Certegy's TBS
                                 Authorizations System Support Group, provide
                                 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period and Measurement Periodare
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically TBS Authorizations System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the TBS
                                 Authorizations System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during TBS Authorizations System Service
                                 Periods. Any downtime (excluding Scheduled
                                 Downtime) for more than ten (10) minutes
                                 constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-2.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.

                                       A Service Credit is due if an outage occurrence       The Measurement is TBS Authorizations
                                       exceeds ten (10) minutes of Unavailability in any     System Availability in minutes and the
                                       Measurement Period.                                   number of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.


                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-8

                 TBS AUTHORIZATION SYSTEM AVAILABILITY -MADISON

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line TBS Authorizations system Madison
                                 environment during the Service Periods set
                                 forth in this Chart C-8. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from, files provided by
                                 Applications through the Authorized Users
                                 normal process. IBM shall provide to Certegy
                                 reports detailing IBM's performance against
                                 Performance Standards and Minimum Service
                                 Levels on a monthly calendar period basis. IBM
                                 shall, in coordination with Certegy's TBS
                                 Authorizations System Support Group, provide
                                 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically TBS Authorizations System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the TBS
                                 Authorizations System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during TBS Authorizations System Service
                                 Periods. Any downtime (excluding Scheduled
                                 Downtime) for more than ten (10) minutes
                                 constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-2.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                         MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.
                                                                                             The measurement is TBS Authorizations
                                       A Service Credit is due if an outage occurrence       System Availability in minutes and the
                                       exceeds ten (10) minutes of Unavailability in any     number of outage occurrences.
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART C-9

                   BASE 2000 AUTHORIZATION SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line Base 2000 Authorization system
                                 environment during the Service Periods set
                                 forth in this Chart C-9. An. Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. IBM shall, in
                                 coordination with Certegy's Base 2000
                                 Authorizations System Support Group, provide
                                 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically Base2000 Authorizations System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the Base2000
                                 Authorizations System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during Base2000 Authorizations System Service
                                 Periods. Any downtime (excluding Scheduled
                                 Downtime) for more than ten (10) minutes
                                 constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-2.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will he implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.
                                                                                             The measurement is Base 2000
                                       A Service Credit is due if an outage occurrence       Authorizations System Availability in
                                       exceeds ten (10) minutes of Unavailability in any     minutes and the number of outage
                                       Measurement Period.                                   occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-10

               TBS SERVICE LINK SYSTEM AVAILABILITY ST. PETERSBURG

SERVICE DESCRIPTION:             Maintain Host System Availability of the TBS
                                 Service Link Subsystem environment during the
                                 Service Periods set forth in this Chart C-10.
                                 An Authorized User must be able to obtain
                                 current up-to-date information from files
                                 provided by Applications through the Authorized
                                 Users normal process. IBM shall provide to
                                 Certegy reports detailing IBM's performance
                                 against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period
                                 basis. IBM shall, in coordination with TBS
                                 Certegy's Service Link Subsystem Support Group,
                                 provide 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday-24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically the TBS Service Link System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the TBS
                                 Service Link System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during TBS Service Link System Service Periods.
                                 Any downtime (excluding Scheduled Downtime) for
                                 more than ten (10) minutes constitutes
                                 Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is The TBS Service Link
                                       exceeds ten (10) minutes of Unavailability in any     Subsystem Availability in minutes and
                                       Measurement Period.                                   the number of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-11

                  TBS SERVICE LINK SYSTEM AVAILABILITY MADISON

SERVICE DESCRIPTION:             Maintain Host System Availability of the TBS
                                 Service Link Subsystem environment during the
                                 Service Periods set forth in this Chart C-11.
                                 An Authorized User must be able to obtain
                                 current up-to-date information from files
                                 provided by Applications through the Authorized
                                 Users normal process. IBM shall provide to
                                 Certegy reports detailing IBM's performance
                                 against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period
                                 basis. IBM shall, in coordination with TBS
                                 Certegy's Service Link Subsystem Support Group,
                                 provide 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically the TBS Service Link System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the TBS
                                 Service Link System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during TBS Service Link System Service Periods.
                                 Any downtime (excluding Scheduled Downtime) for
                                 more than ten (10) minutes constitutes
                                 Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                         MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is The TBS Service Link
                                       exceeds ten (10) minutes of Unavailability in any     Subsystem Availability in minutes and
                                       Measurement Period.                                   the number of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-12

                   BASE 2000 SERVICE LINK SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the Base
                                 2000 Service Link Subsystem environment during the Service Periods set forth in this Chart
                                 C-12. An Authorized User must be able to obtain current up-to-date information from files provided by Applications through the Authorized
                                 Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period basis. IBM shall, in coordination with Base
                                 2000 Certegy's Service Link Subsystem Support
                                 Group, provide 7 x 24 support for abend
                                 resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically the Base 2000 Service Link System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by individual regions and as a combined measure.
                                 Outages are tracked by documenting the Base
                                 2000 Service Link System Unavailability, including outage duration, cause code resolution and some Authorized Users verification. The associated on-line system tools shall be operational during Base 2000
                                 Service Link System Service Periods. Any downtime (excluding Scheduled Downtime) for more than ten (10) minutes constitutes
                                 Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based on the duration and frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of the Commencement Date subject to Section 6 of this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is The Base 2000
                                       exceeds ten (10) minutes of Unavailability in any     Service Link Subsystem Availability in
                                       Measurement Period.                                   minutes and the number of outage
                                                                                             occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-13

                           FALCON SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the Falcon
                                 System environment during the Service Periods
                                 set forth in this Chart C-13. An Authorized
                                 User must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. IBM shall, in
                                 coordination with Certegy's Falcon System
                                 Support Group, provide 7 x 24 support for abend
                                 resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability

ENVIRONMENT DESCRIPTION:         Historically the Falcon System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the Falcon System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during Falcon System
                                 Service Periods. Any downtime {excluding
                                 Scheduled Downtime) for more than ten (10)
                                 minutes constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.
                                                                                             The measurement is The Falcon System
                                       A Service Credit is due if an outage occurrence       Availability in minutes and the number
                                       exceeds ten (10) minutes of Unavailability in any     of outage occurrences.
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-14

   P2CICSA REGION SYSTEM AVAILABILITY FOR SCORECARD, PASSTHRU AND LETTERCHECK

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 P2CICSA Region that supports the
                                 Scorecard, Pass Thru and Lettercheck
                                 environments during the Service Periods set
                                 forth in this Chart C-14. An Authorized User
                                 must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. IBM shall, in
                                 coordination with Certegy's System Support
                                 Group, provide 7 x 24 support for abend
                                 resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

ENVIRONMENT DESCRIPTION:         Historically the P2CICSA Region Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 region Outages are tracked by documenting the
                                 P2CICSA Region Unavailability, including outage
                                 duration, cause code resolution and some
                                 Authorized Users verification. The associated
                                 on-line system tools shall be operational
                                 during P2CICSA Region Service Periods. Any
                                 downtime (excluding Scheduled Downtime) for
                                 more than ten (10) minutes constitutes
                                 Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.
                                                                                             The measurement is P2CICSA Region
                                       A Service Credit is due if an outage occurrence       Availability in minutes and the number
                                       exceeds ten (10) minutes of Unavailability in any     of outage occurrences.
                                       Measurement Period.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) in accordance with Full
                                       Functionality and extended Functionality
                                       definitions excluding Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-15

                          MERCHANT SYSTEM AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line Merchant system environment during the
                                 Service Periods set forth in this Chart C-15.
                                 An Authorized User must be able to obtain
                                 current up-to-date information from files
                                 provided by Applications through the Authorized
                                 Users normal process. IBM shall provide to
                                 Certegy reports detailing IBM's performance
                                 against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period
                                 basis. IBM shall, in coordination with
                                 Certegy's Merchant System Support Group,
                                 provide 7 x 24 support for abend resolution.

SERVICE PERIODS:                 The Service Period is considered to be all
                                 times other than the Schedule Downtime.
                                 Sunday thru Saturday - 24 x 7 Availability.

                                 Measurement Period 0700 (EST) - 2000 (EST)
                                 Sunday- Saturday.

ENVIRONMENT DESCRIPTION:         Historically the Merchant System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the Merchant System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during Merchant
                                 System Service Periods. Any downtime (excluding
                                 Scheduled Downtime) for more than ten (10)
                                 minutes constitutes Unavailability.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.

                                       A Service Credit is due if an outage occurrence       The measurement is The Merchant System
                                       exceeds ten (10) minutes of Unavailability in any     Availability in minutes and the number
                                       Measurement Period,                                   of outage occurrences.

                                       The target Performance Standard shall be one
                                       hundred percent (100%) excluding Scheduled
                                       Downtime,

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-16

                            OUTBOUND CARDSOURCE FILES

SERVICE DESCRIPTION:             Cardsource file transmissions transmitted back
                                 to Authorized Users completed by 0600 (EST)
                                 Monday through Saturday. IBM shall, in
                                 coordination with Certegy's Cardsource System
                                 Support Group, provide 7 X 24 support for abend
                                 resolution. Further, IBM shall provide to
                                 Certegy reports detailing IBM' performance
                                 against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period.

SERVICE PERIODS:                 Transmissions out period - completed by 0600
                                 (EST) Monday through Saturday.

ENVIRONMENT DESCRIPTION:

SERVICE CREDITS:                 Upon any breach of the CardSource MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of outages on a
                                 monthly calendar basis as defined in the
                                 Service Credit Table C-5. The Service Credit
                                 amount is a percentage of the total Monthly
                                 Charge.

REPORTS:                         IBM will provide reports on a monthly basis.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                           MINIMUM SERVICE LEVEL                              MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Availability to transmit files back    MSL is for s transmits out to Authorized Users by     The measurement will be Card-Source
to customers by IBM out by 0600        0600 (EST) 99% of the time identified in the          System Availability by IBM to transmit
(EST) Monday through Saturday          Service Periods.                                      Cardsource files back to customers with
                                                                                             a completion time of 0600 (EST), Card-
                                       Performance Standard shall be one hundred percent     Source reporting identities completion
                                       (100%) of the transmissions-out are completed         of Availability for completion of
                                       within the Service Periods.                           out-bound transmissions by 0600 (EST).

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                CHART C-17 PART 1

                               MONETARY SOLUTIONS

SERVICE DESCRIPTION:             The following are Critical Processes and agreed
                                 targets that must be met in order to meet other
                                 requirements.

SERVICE PERIODS:                 The Service Period is considered to be all
                                 times in EST other than the Schedule Downtime,

CRITICAL PROCESSES SCHEDULE      The critical processes are listed in Part 2 of
OF DELIVERY                      Chart C-17. The critical processes for which
                                 the Minimum Service Level is applicable are
                                 those with a defined priority in Part 2 of
                                 Chart C-17 having defined service delivery
                                 targets and a defined days of the week for
                                 which the MSL is applicable.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the fact that a Service Level was missed
                                 based on the Priority 1 Levels as defined in
                                 the Service Credit Table C-3. The Service
                                 Credit amount is a percentage of the Monthly
                                 Charge.

REPORTS: IBM will provide reports on a daily, monthly and quarterly basis by exception.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
The service hours described in Chart   If a Service Level is missed for non-delivery of      Mainframe reporting can identify
C-17 Part 2 for the timely             Critical Processes during the Measurement Period      delivery completion times. Until such
completion of the Critical Processes   then a Service Credit is due for those with a         time that the reporting is automated
within the stated time frames.         Priority of 1.                                        for all Critical Processes, manual
                                                                                             tracking will be utilized.

                                                                                             The measurement is based on missing the
                                                                                             specific Service Level and the number
                                                                                             of occurrences the Service Level was
                                                                                             missed during a calendar month.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                CHART C-17 PART 2
                            CRITICAL SYSTEM PROCESSES
                               MONETARY SOLUTIONS

      DESCRIPTION             SERVICE REQUIREMENT          TARGET SERVICE LEVEL       DAYS PER WEEK    PRIORITY
------------------------   -------------------------   ---------------------------   ---------------   --------
1.0  Beginning of day      Started by 6:00 AM EST      100%                          Monday - Sunday   1
     processes. Jobs       Sets dates for the daily
     DP201011,             cycle and clears daily
     DP311111,             totals. Builds data
     DP311011,             routing files.
     NS200001,
     NS200101,
     NS200201

2.0 Incoming MasterCard    Started by 11:00 AM         100%                          Monday - Sunday   1
and Visa process.          EST for NS208001,
Jobs NS208001,             NS258101, NS266001
NS258101, NS266001,        8:00 - 9:00 AM EST for
NS210001                   NS210001

3.0 Early Distribution     Started by 10:00 AM                                       Monday - Friday   1
Job TE210001               EST
                           Must run before early
                           settlement runs

4.0 Final Closeout         Started by 8:00 PM EST      All remaining deposit         Monday - Friday   1
job DP220014               Job currently feeds         files processed for the day
                           processes to the TBS        outside of the early
                           cardholder system.          settlement files will be
                                                       processed here. Final
                                                       cutoff time for deliver to
                                                       make final closeout is
                                                       6:00 PM EST excluding
                                                       on line processes which
                                                       are shutdown at 7:00 PM
                                                       EST


5.0 Late Distribution      Start by 8:00 PM EST        Will contain all deposits     Sunday - Friday   1
job TE210001               job feeds settlement data   processed by distribution
                           to the late settlement      that were not processed
                           process                     by the early distribution
                                                       run.

6.0 Outgoing MasterCard    Outbound files              100%                          Sunday - Monday   1
and Visa transmissions     transmitted to
Jobs DP230111,             MasterCard and Visa
NS232001, NS274001,        window by 4:00 AM
NS28700I, NS241001         EST

7.0 Set Process day for    Started by 8:00 PM EST      100%                          Monday - Friday   1
merchant.
Jobs MR200001,

      DESCRIPTION             SERVICE REQUIREMENT          TARGET SERVICE LEVEL       DAYS PER WEEK    PRIORITY
------------------------   -------------------------   ---------------------------   ---------------   --------
MS200001

8.0.0 Merchant Batch       Completed by 0400           100%                          Monday - Friday   1
processing complete
Monthly MS522001,
MR501001
Daily MS256101

9.0 Set processing date    Started by 0600 AM EST      100%                          Monday - Friday   1
for Chargeback system
CB200001

10.0 Chargeback            Started by 7:00 PM EST      Creates outgoing              Monday - Friday   1
Processing                                             chargebacks and retrievals
Outgoing                                               to send to MasterCard and
CB206001                                               Visa

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                CHART C-18 PART I

                   TBS AND BASE2000 ST. PETERSBURG AND MADISON

SERVICE DESCRIPTION:             The following are Critical Processes for TBS
                                 for St. Petersburg and Madison as well as Base2000 and agreed targets that must be met in order to meet other requirements.

SERVICE PERIODS:                 The Service Period is considered to be all
                                 times in EST other than the Schedule Downtime.

CRITICAL PROCESSES SCHEDULE      The critical processes are listed in Part 2, 3,
OF DELIVERY                      and 4 of Chart C-18. The critical processes for
                                 which the Minimum Service Level is applicable are those with a defined priority in Part 2, 3, and 4 of Chart C-18 having defined service delivery targets and a defined days of the week for which the MSL is applicable.

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based on the fact that a Service Level was missed based on the Priority 1 Levels as defined in the Service Credit Table C-3.. Each Critical
                                 Process is associated with both TBS and
                                 Base2000. Therefore, there will be a separate
                                 Critical Process SLA for TBS and a Critical
                                 Process SLA for Base2000. Therefore, a Service
                                 Credit could be due for both a TBS Critical
                                 Process and a Base2000 Critical Process. The
                                 Service Credit amount is a percentage of the Monthly Charge.

REPORTS: IBM will provide reports on a daily, monthly and quarterly basis by exception.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of the Commencement Date subject to Section 6 of this Schedule S.

                                                    PERFORMANCE STANDARD AND
          SERVICE CRITERIA                         MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
The service hours described in Chart   If a Service Level is missed for non-delivery of      Mainframe reporting can identify
C-18 Part 2, 3, and 4 for the timely   Priority 1 Critical Processes during the              delivery completion times. Until such
completion of the Critical Processes   Measurement Period then a Service Credit is due.      time that the reporting is automated
within the stated time frames.                                                               for all Critical Processes, manual
                                                                                             tracking will be utilized.

                                                                                             The measurement is based on missing the
                                                                                             specific Service Level and the number
                                                                                             of occurrences the Service Level was
                                                                                             missed during a calendar month.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                CHART C-18 PART 2
                            CRITICAL SYSTEM PROCESSES
                  ST. PETERSBURG AND MADISON (TBS, TCS AND B2K)

                                                                                                   DAYS
             DESCRIPTION                   SERVICE REQUIREMENT        TARGET SERVICE LEVEL       PER WEEK    PRIORITY
-------------------------------------   ------------------------   -------------------------   -----------   --------
1.0 Referesh of Authorization           Completed by 0600          100%                        Monday-           1
Inquiry File (BAI) as part of           EST                                                    Saturday
nightly batch processing                                           excluding scheduled
                                        File open, available,      downtime
                                        and current

2.0 Reports/Statement/Letters/Notices   All updated report         99% - by 0700 EST           Nights that       2
from nightly batch processing           files available for                                    run batch
available for online viewing            viewing by 0700 EST        100%-by 1000 EST            (Sunday-
and/or printing (except                                                                        Friday)
Collections reports)

3.0 Embossing Files Available -         Embossing Files sent       100% by 0700 EST            Monday-           2
Daily, Priority, & Reissue              to Card Issuance                                       Saturday
Production Files                        Group by 0700 EST

4.0 Complete Poster in all              Completed by 2400          100%                        Nights that       1
Segments                                EST                                                    run batch
                                                                                               (Sunday-
CP217000 thru CP217009                                                                         Friday)
CP217040 thru CP217043

5.0 IB Billing System Batch             Billing Files must be      99% - by 0700 EST           6Nights           2
Completion                              updated with results                                   that run
                                        from previous night        100%-by 1100 EST            batch
                                        processing at month                                    (Sunday-
                                        end so that files can be                               Friday)
                                        used by Accounting
                                        for Integrated Billing
                                        Functions

6.0 Online availability - screen        Average 0.2 seconds        96% of user initiated       7                 2
delay/response time (all online         internal host response     transactions
systems)                                time, not end to end
                                        response time

7.0 Card Activation Subsystem           Availability of Card       100% except for scheduled   7                 1
(Bank-Card and Pass Thru)               Activation to activate     downtime
                                        cardholder account
                                        plastics along with
                                        corresponding update
                                        to TBS

8.0 Collection Letters - files          All files complete and     98% - by 0800 EST           Nights that       2

                                                                                                   DAYS
             DESCRIPTION                   SERVICE REQUIREMENT        TARGET SERVICE LEVEL       PER WEEK    PRIORITY
-------------------------------------   ------------------------   -------------------------   -----------   --------
available for printing and mailing      available to Production                                run batch
                                        Services for printing      100% - by 1100 EST          (Sunday-
                                        and mailing functions by                               Friday)
                                        0800 EST

9.0 Online Viewing of Collections       All Collection report      98% - by 0800 EST           7                 2
Reports                                 flies available for
                                        viewing in online          100% - by 1000 EST
                                        environment by 0800 EST

10.0 Outgoing Collection Dialer         Files will be available    99% - files will be         6 Nights          2
Files form Certegy to Clients           for transmission to        available for               that run
                                        clients by 0800 EST        transmission to clients     batch
                                                                   by 0800 EST                 (Sunday-
                                                                                               Friday)

                                                                   100% - files will be
                                                                   available for transmission
                                                                   to clients by 1100 EST

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                CHART C-18 PART 3
                      CRITICAL SYSTEM PROCESSES - PASS THRU

                                                                                                   DAYS
             DESCRIPTION                   SERVICE REQUIREMENT        TARGET SERVICE LEVEL       PER WEEK    PRIORITY
-------------------------------------   ------------------------   -------------------------   -----------   --------
1.0  Receive inbound PBF files and      Daily between 0600 -       Job runs under CA7 every          7           1
     load to Authnet                    2230                       2 hours

2.0  Load early CTF outbound files      Mon - Fri upon             Completed by 16:00 EST            5           1
     for Authorized Users               processing completion

3.0  Load late CTF outbound files for   Mon - Fri upon             Completed by 22:00 EST            5           2
     Authorized Users                   processing completion

4.0  Completion of nightly batch        Daily                      Completed by 06:00                7           1
     processing

5.0  Same day embossing completion      Mon - Fri                  Completed by 15:00                5           2
     Job PD25642

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-19
                   ONLINE CLAIMS SYSTEM (P1CICSA) AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 on-line Claims System environment during the
                                 Service Periods set forth in this Chart C-19
                                 Service Periods. An Authorized User must be
                                 able to obtain current up-to-date information
                                 from Files provided by Applications through the
                                 Authorized Users normal process. IBM shall, in
                                 coordination with CERTEGY's Claims System
                                 Support Group, provide 7 X 24 support for abend
                                 resolution. Further, IBM shall provide to
                                 CERTEGY reports detailing IBM' performance
                                 against Performance Standards and Minimum
                                 Service Levels on a monthly calendar period.

SERVICE PERIODS:                 Sunday through Saturday - 19 hours per day
                                 Availability (excludes Scheduled Downtime)
                                 Measurement period - 0700 (EST) through 0200
                                 (EST).

ENVIRONMENT DESCRIPTION:         Historically, Claims System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the Claims System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. Availability is measured by
                                 Actual Uptime and overall attainment of
                                 Performance Standards and Minimum Service
                                 Levels. The associated on-line systems tools
                                 shall be operational during Claims System
                                 Service Periods. Any downtime (excluding
                                 Scheduled Downtime) of an interconnecting
                                 region for more than ten (10) minutes or a
                                 delay of more than ten (10) minutes constitutes
                                 Unavailability.

SERVICE CREDITS:                 Upon any breach of the Claims System MSL,
                                 CERTEGY will receive Service Credits that will
                                 be based on the duration and frequency of
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1. The Service
                                 Credit amount is a percentage of the total
                                 Monthly Charge.

REPORTS: Daily outage by region (provided in morning problem report) Monthly roll-up

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                            MINIMUM SERVICE LEVEL                             MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Sunday through Saturday-19 hours per   MSL for an outage occurrence is ten (10) minutes or   OPS MVS reporting identifies start/end
day (excludes Scheduled Downtime)      less of cumulative Unavailability during the          time of outage.
                                       Measurement Period. If an outage occurrence (a)
                                       exceeds ten (10) minutes of Unavailability in a
                                       day.

Measurement Period of Availability:    Performance Standard shall be one hundred percent     The measurement is Claims System
0700 - 0200 (EST) Mon - Sun            (100.00%) Availability excluding Scheduled Downtime   Availability in minutes and the number
                                                                                             of outage occurrences.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-20
            ONLINE ACCOUNTS RECEIVABLE SYSTEM (P4CICSA) AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the online
                                 Accounts Receivable System environment during
                                 the Service Periods set forth in this Chart
                                 C-20 Service Periods. An Authorized User must
                                 be able to obtain current up-to-date
                                 information from Files provided by Applications
                                 through the Authorized Users normal process.
                                 IBM shall, in coordination with CERTEGY's
                                 Accounts Receivable System Support Group,
                                 provide 7 X 24 support for abend resolution.
                                 Further, IBM shall provide to CERTEGY reports
                                 detailing IBM' performance against Performance
                                 Standards and Minimum Service Levels on a
                                 monthly calendar period. Ensure each region
                                 that comprises the Accounts Receivable System
                                 is available for all regions during the Service
                                 Period described below.

SERVICE PERIODS:                 Monday through Friday - 15 hours per day
                                 Availability (excludes Scheduled Downtime)
                                 Measurement period - 0700 (EST) through 2200
                                 (EST)

                                 Full Functionality period - 0700 to 2200 (EST)

ENVIRONMENT DESCRIPTION:         Historically, Accounts Receivable System
                                 Availability Performance Standard and Minimum
                                 Service Level attainment has been reported by
                                 individual regions and as a combined measure.
                                 Outages are tracked by documenting the Accounts
                                 Receivable System Unavailability, including
                                 outage duration, cause code resolution and some
                                 Authorized Users verification. Availability is
                                 measured by Actual Uptime and overall
                                 attainment of Performance Standards and Minimum
                                 Service Levels. The associated on-line systems
                                 tools shall be operational during Accounts
                                 Receivable System Service Periods. Any downtime
                                 (excluding Scheduled Downtime) of an
                                 interconnecting region for more than ten (10)
                                 minutes or a delay of more than ten (10)
                                 minutes in being available by 0700 (EST)
                                 constitutes Unavailability.

SERVICE CREDITS:                 Upon any breach of the Accounts Receivable
                                 System MSL, CERTEGY will receive Service
                                 Credits that will be based on the duration and
                                 frequency of outages on a monthly calendar
                                 basis as defined in the Service Credit Table
                                 C-1. The Service Credit amount is a percentage
                                 of the total Monthly Charge.

REPORTS: Daily outage by region (provided in morning problem report) Monthly roll-up

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                     PERFORMANCE STANDARD AND
          SERVICE CRITERIA                            MINIMUM SERVICE LEVEL                             MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Monday through Friday - 15 hours per   MSL for an outage occurrence is ten (10) minutes or   OPS MVS reporting identifies start/end
day (excludes Scheduled Downtime)      less of cumulative Unavailability during the          time of outage.
                                       Measurement Period. If an outage occurrence (a)
                                       exceeds ten (10) minutes of Unavailability in a
                                       day.

Measurement Period of Availability:    Performance Standard shall be one hundred percent     The measurement is Accounts Receivable
0700 - 2200 (EST) Mon - Fri            (100.00%) Availability excluding Scheduled Downtime   System Availability in minutes and the
                                                                                             number of outage occurrences.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-21
                    ONLINE DIFS SYSTEM (P8CICSA) AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the online
                                 DIFS System environment during the Service
                                 Periods set forth in this Chart C-21 Service
                                 Periods. An Authorized User must be able to
                                 obtain current up-to-date information from
                                 Files provided by Applications through the
                                 Authorized Users normal process. This includes
                                 access to P8CICSA to obtain DIFS information.
                                 IBM shall, in coordination with CERTEGY's DIFS
                                 System Support Group, provide 7 X 24 support
                                 for abend resolution. Further, IBM shall
                                 provide to CERTEGY reports detailing IBM'
                                 performance against Performance Standards and
                                 Minimum Service Levels on a monthly calendar
                                 period. Ensure each region that comprises the
                                 DIFS System is available during the Service
                                 Period described below.

SERVICE PERIODS:                 Sunday through Saturday - 24 hours per day
                                 Availability (excludes Scheduled Downtime)
                                 Measurement period - 24 by 7.

ENVIRONMENT DESCRIPTION:         Historically, DIFS System Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the DIFSs System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. Availability is measured by
                                 Actual Uptime and overall attainment of
                                 Performance Standards and Minimum Service
                                 Levels. The associated on-line systems tools
                                 shall be operational during DIFS System Service
                                 Periods. Any downtime (excluding Scheduled
                                 Downtime) of an interconnecting region for more
                                 than ten (10) minutes or a delay of more than
                                 ten (10) minutes in being availability by 0700
                                 (EST) constitutes Unavailability.


SERVICE CREDITS:                 Upon any breach of the DIFS System MSL, CERTEGY
                                 will receive Service Credits that will be based
                                 on the duration and frequency of outages on a
                                 monthly calendar basis as defined in the
                                 Service Credit Table C-1. The Service Credit
                                 amount is a flat amount or a percentage of the
                                 total Monthly Charge.

REPORTS: Daily outage by region (provided in morning problem report) Monthly roll-up

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                   PERFORMANCE STANDARD AND
          SERVICE CRITERIA                          MINIMUM SERVICE LEVEL                              MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------

Sunday through Saturday-24 hours per   MSL for an outage occurrence is ten (10) minutes or   OPS MVS reporting identifies start/end
day (excludes Scheduled Downtime)      less of cumulative Unavailability during the          time of outage.
                                       Measurement Period. If an outage occurrence (a)
Measurement Period of Availability:    exceeds ten (10) minutes of Unavailability in a       The measurement is DIFS System
0700 - 0700 (EST) Mon - Sun            day.                                                  Availability in minutes and the number
                                                                                             of outage occurrences.
                                       Performance Standard shall be one hundred percent
                                       (100.00%) Availability excluding Scheduled Downtime

                                   CHART C-22

       CERTEGY CHECK SOLUTIONS (CCS) CRITICAL PROCESS COMPLETION SCHEDULE

SERVICE DESCRIPTION:             The following are processes that generate
                                 output whether print files, data files etc.
                                 which have critical schedules which must be met
                                 in order to meet other requirements. IBM needs
                                 to meet these schedules and provide 7 X 24
                                 support for abend resolution coordinating with
                                 the Critical Processes Support, Further, IBM
                                 shall provide to CERTEGY reports detailing IBM'
                                 performance against Performance Standards and
                                 Minimum Service Levels on a monthly calendar
                                 period.

SERVICE PERIODS:                 The Service Period and Measurement Period is
                                 Sunday through Saturday 24-hours a day
                                 excluding mutually agreed upon scheduled
                                 down-time

CRITICAL PROCESSES SCHEDULE      CRITICAL PROCESSES                         COMPLETION SCHEDULE (EST)
OF DELIVERY                      ----------------------------------------   -------------------------
                                 Positive File Update                                 06:00
                                 Negative Center 1                                    06:00
                                 Negative Center 2                                    06:00
                                 Reports available for online viewing                 07:00
                                 Reports printed and microfiche available             07:00
                                 Claims update                                        06:00
                                 DIFS update                                          06:00
                                 Pathway update                                       06:00
                                 ILF log collect                                      03:00
                                 ILF online update                                    07:00

SERVICE CREDITS:                 Upon any breach of any of the CCS Critical
                                 Processes MSL, CERTEGY will receive Service
                                 Credits that will be based on the duration and
                                 frequency of outages on a monthly calendar
                                 basis as defined in the Service Credit Table
                                 C-3 as all the above Critical Processes are
                                 defined as Priority 1. The Service Credit
                                 amount is a percentage of the total Monthly
                                 Charge.

REPORTS:                         IBM will provide reports on a daily,
                                 monthly and quarterly basis.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                   PERFORMANCE STANDARD AND
          SERVICE CRITERIA                          MINIMUM SERVICE LEVEL                              MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
The hours described above for the      MSL for an outage occurrence is sixty (60) minutes    OPS MVS reporting can identify delivery
timely completion of the Critical      or less of cumulative delivery delay per process      completion times. Until such time that
Processes within the stated time       during a day, delays are decremented by application   the reporting is automated for all
frames.                                support responses to calls and pages - if a           Critical Processes, manual tracking
                                       delivery delay exceeds sixty (60) minutes of non      will be utilized.
                                       delivery of Critical Processes during the
                                       Measurement Period, then a Service Credit is due.

                                       Performance Standard shall be delivery one hundred
                                       percent (100%) of the time on-time excluding
                                       Scheduled Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C- 23

                             MQ SERIES AVAILABILITY

SERVICE DESCRIPTION:             Maintain Host System Availability of the MQ
                                 Series environment during the Service Periods
                                 set forth in this Chart C-23. An Authorized
                                 User must be able to obtain current up-to-date
                                 information from files provided by Applications
                                 through, the Authorized Users normal process.
                                 IBM shall provide to Certegy reports detailing
                                 IBM's performance against Performance Standards
                                 and Minimum Service Levels on a monthly
                                 calendar period basis. IBM shall, in
                                 coordination with Certegy's MQ Series Support
                                 Group, provide 7 x 24 support for abend
                                 resolution.

SERVICE PERIODS:                 The Service Period and Measurement Period are
                                 considered to be all times other than the
                                 Schedule Downtime.

                                 Sunday thru Saturday - 24 x 7 Availability.

ENVIRONMENT DESCRIPTION:         Historically the MQ Series Availability
                                 Performance Standard and Minimum Service Level
                                 attainment has been reported by individual
                                 regions and as a combined measure. Outages are
                                 tracked by documenting the MQ Series System
                                 Unavailability, including outage duration,
                                 cause code resolution and some Authorized Users
                                 verification. The associated on-line system
                                 tools shall be operational during the MQ Series
                                 System Service Periods. Any downtime (excluding
                                 Scheduled Downtime) for more than ten (10)
                                 minutes constitutes Unavailability

SERVICE CREDITS:                 Should IBM fail to meet the agreed MSL, Certegy
                                 will receive Service Credits that will be based
                                 on the duration and frequency of individual
                                 outages on a monthly calendar basis as defined
                                 in the Service Credit Table C-1.

REPORTS:                         Daily by exception and weekly outage reports.

IMPLEMENTATION CRITERIA:         The Performance Standards and Minimum Service
                                 Levels will be implemented and effective as of
                                 the Commencement Date subject to Section 6 of
                                 this Schedule S.

                                                   PERFORMANCE STANDARD AND
          SERVICE CRITERIA                        MINIMUM SERVICE LEVEL (MSL)                          MEASUREMENT METHOD
------------------------------------   ---------------------------------------------------   ---------------------------------------
Systems to be available at all times   MSL for an outage occurrence is ten (10) minutes or   Standard IBM reporting tools will
excluding Scheduled Downtime.          less Unavailability per event within the              identify start/end time of outage.
                                       Measurement Period.
                                                                                             The measurement is the MQ Series System
                                       A Service Credit is due if an outage occurrence       Availability in minutes and the number
                                       exceeds ten (10) minutes of Unavailability in any     of outage occurrences.
                                       Measurement Period

                                       The target Performance Standard shall be one
                                       hundred percent (100%) excluding Scheduled
                                       Downtime.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-24

                               HELP DESK SERVICES

SERVICE DESCRIPTION:             The Help Desk service provides technical
                                 assistance and is the 1st contact point for
                                 internal and external customers. IBM will staff
                                 the Help Desk to provide assistance and resolve
                                 1st and 2nd level support items and direct to
                                 appropriate next level support staff. Further,
                                 IBM will provide to Certegy reports detailing
                                 Vendor's performance against Performance
                                 Standards and Minimum Service Levels on a
                                 monthly calendar period.

SERVICE PERIODS:                 Monday through Sunday - 24 hours per day
                                 Availability 7 days per week

SERVICE ENVIRONMENT:

SERVICE CREDITS:                 Service Credits for Help Desk services are
                                 noted below if applicable.

REPORTS: IBM will provide reports on a daily, monthly and quarterly basis.

                            MINIMUM
       SERVICE              SERVICE
     DESCRIPTION            LEVELS                         SERVICE GOAL DESCRIPTION                            SERVICE CREDIT
------------------------------------------------------------------------------------------------------------------------------------
Average Speed          95% of the time.   Help desk calls will be answered by a Vendor
Answered                                  representative within an average of one minute.
                                          Performance will be measured monthly.

Average Wait Time      95% of the time    The average wait time for calls coming into the help desk
                                          will not exceed three (3) minutes.

Average Time to        95% of the time    The average time for an end user to wait before hanging up
Abandon                                   while waiting for the help desk to respond to the call is
                                          less than or equal to two (2 minutes)

Level 1 Resolution     95% of the time.   Help Desk will provide Level 1 resolution to end users
                                          problems within average call time of 3 minutes.

Average Call Abandon   Less than 8%.      Percentage of calls in which the End user hung up without
Rate                                      an answer, excluding those abandoned by end user in less
                                          than thirty (30) seconds.

Customer               10% of users.      Help Desk users contacted each quarter to determine end
Satisfaction Surveys                      user satisfaction with the Services received.

Average Call Time      (3 Minutes         Vendor call handling time is not to exceed 3 minutes

Customer               90% of Surveyed    End users that rate overall Service support as 4 or 5 on a
Satisfaction Results   end users.         scale of 1-5 with 5 being excellent.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-25

                                DESKTOP SERVICES

SERVICE DESCRIPTION:             The Desktop staff provides assistance to end
                                 users with Break/Fix of PCs, assistance with
                                 workstation software, IMACs, asset management
                                 and other services applicable to Madison and
                                 St. Petersburg only. IBM needs to staff the
                                 desktop unit to continue to provide these
                                 services. Further, IBM shall provide to Certegy
                                 reports detailing Vendor's performance against
                                 Performance Standards and Minimum Service
                                 Levels on a monthly calendar period.

SERVICE PERIODS:                 Monday through Sunday - 24 hours per day
                                 Availability

                                 On-site Desktop Staff - 0700 to 1900 (EST) Mon through Fri

                                 On-call for all times other than on-site time.

SERVICE ENVIRONMENT

SERVICE CREDITS:                 The desktop services will be measured based on
                                 the response time and resolution time of
                                 problem situations and timing of installations.

                                 Severity Level definitions will be mutually agreed to and documented in the Procedures
                                 Manual.

                                 DESKTOP RESPONSETIME
                                    Severity 1           10 min.            95%
                                    Severity 2            2 hrs.            99%
                                    Severity 3            4 hrs.            99%
                                    Severity 4            8 hrs.            99%

                                 RESOLUTION TIME
                                    Severity 1            2 hrs.            95%
                                    Severity 2            4 hrs.            99%
                                    Severity 3            8 hrs.            96%
                                       And within        24 hrs.           100%
                                    Severity 4           24 hrs.            90%
                                       And within        5 days            100%

                                 INSTALLATIONS COMPLETED
                                    Standard             Five Business
                                                         Days following
                                                         request            98%
                                    Specials/Emergency   Within 24 hours

IMACs Responsiveness             95% of the time. Non scheduled individual moves
                                 performed within five (5) business days
                                 following request, subject to environmental
                                 requirements and during Normal Service Hours.

REPORTS: Vendor will provide reports on a daily and monthly basis.

IMPLEMENTATION CRITERIA:

                              PERFORMANCE STANDARD AND
      SERVICE CRITERIA         MINIMUM SERVICE LEVEL      MEASUREMENT METHOD
---------------------------   -------------------------   -------------------


                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                   CHART C-26

                        CERTEGY DEVELOPMENT ENVIRONMENTS

SERVICE DESCRIPTION:             Maintain Host System Availability of the
                                 Certegy development environments during the
                                 Service Periods set forth in this Chart C-26
                                 Service Periods.

SERVICE PERIODS:                 Monday through Friday - 13 hours a day
                                 excluding mutually agreed upon scheduled
                                 down-time

                                 Measurement period - 0700 (EST) through 2000
                                 (EST).

CRITICAL SERVICES        SERVICE              PERIOD         DAYS PER WEEK                         DELIVERABLES
                    -----------------   ------------------   -------------   -------------------------------------------------------
                    Initiators          0600 - 2000 (EST)    5 - Mon - Fri   1 Class 0 (TEL2)
                                                                             2 Class 1 (TEL2)
                                        Extended hours                       2 Class 5 (TEL2)
                                        may be needed for                    2 Class A (TEL2)
                                        problem resolution                   2 Class C (TEL2)
                                        and special batch                    2 Class T (TEL1)
                                        processing.                          Number and type of initiators can be varied to help
                                                                             provide improved throughput.

                    TPX / ISPF          0600 - 2000 {EST)    5 - Mon - Fri   TEL2

                                                                             Access to TPX / ISPF may be required after hours for
                                                                             problem resolution.

                    Tape Cartridges     0600 - 2000 (EST)    5 - Mon - Fri   Sufficient supply of scratch tapes, for both internal
                                                                             storage and for tapes sent to external customers.

                    CCF PIC's           0900-1700 (EST)      1 - Tues        Normal PIC's process is done on Tuesday with final
                                                                             approval as of the previous Friday with Thursday as a
                                                                             fall back day. Break/Fix PIC's will be done on request
                                                                             on any day.

                    Special Run         0600 - 2000 (EST)    5 - Mon - Fri   Process run request on a timely basis or at the time
                    Request                                                  requested.

                    Test CICS Regions   0600 - 2000 (EST)    5 - Mon - Fri   Test regions Up or Down on request with in 30 minutes
                                                                             of request.

                    Test CICS Table     0600 - 2000 (EST)    5 - Mon - Fri   Additions or changes to CICS tables. With 24 hour
                    Modifications                                            turnaround and notification of completion.

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                            SERVICE CREDIT TABLE C-1

DAILY OUTAGES DURING                      SERVICE CREDIT              SERVICE CREDIT
MEASUREMENT PERIOD                     PER 1-3 OCCURRENCES         4 OR MORE OCCURRENCES
-------------------------------   ----------------------------   ------------------------
Each Additional 30 Min.           2.0% of the Monthly Charge     One and a half times the
                                                                 1 to 3 occurrence amount

> 150 Min. to 180 Min.            6.0% of the Monthly Charge     One and a half times the
                                                                 1 to 3 occurrence amount

> 120 Min. to 150 Min.            3.0% of the Monthly            One and a half times the
                                                                 1 to 3 occurrence amount

> 90 Min. to 120 Min.             2.0% of the Monthly Charge     One and a half times the
                                                                 1 to 3 occurrence amount

> 60 Min. to 90 Min.              1.75% of the Monthly Charge    One and a half times the
                                                                 1 to 3 occurrence amount

> 30 Min. to 60 Min.              0.75% of the Monthly Charge    One and a half times the
                                                                 1 to 3 occurrence amount

> 10 to 30 Min.                   0.5% of the Monthly Charge     One and a half times the
                                                                 1 to 3 occurrence amount

0 to 10 Min (MSL)                 0

Occurrences in a calendar month   1 to 3 - per each occurrence   4 & above- per each
                                                                 occurrence

                                   EXHIBIT C-1

                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                            SERVICE CREDIT TABLE C-2

DAILY OUTAGES DURING                   SERVICE CREDITS PER           SERVICE CREDITS
MEASUREMENT PERIOD                      1-3 OCCURRENCES             PER 4+ OCCURRENCES
-------------------------------   -----------------------------   ------------------------
Each additional 30                0.5% of the Monthly Charge -    One and a half times the
                                                                  1 to 3 occurrence amount

> 30-60                           2.5% of the Monthly Charge -    One and a half times the
                                                                  1 to 3 occurrence amount

> 20-30                           1.75% of the Monthly Charge -   One and a half times the
                                                                  1 to 3 occurrence amount

> 10 to 20                        0.5% of the Monthly Charge -    One and a half times the
                                                                  1 to 3 occurrence amount

< 10 minutes (MSL)                0

Occurrences in a calendar month   1 to 3 - per each occurrence   4 & above- per each
                                                                 occurrence

                            SERVICE CREDIT TABLE C-3

                          PRIORITY 1-CRITICAL PROCESSES

                                         SERVICE CREDIT
DAILY CUMULATIVE     SERVICE CREDIT        4 OR MORE
MINUTES OF OUTAGE    1-3 OCCURRENCES      OCCURRENCES
-----------------   ----------------   ------------------
Each Additional     .125% of Monthly   One and a half
hour or fraction    Charges (per       times the 1-3
thereof             process)           occurrence amount

121 Min. to 180     .125% of Monthly   One and a half
Min. over MSL       Charges (per       times the 1-3
                    process)           occurrence amount

61 Min. to 120      .1% of Monthly     One and a half
Min. over MSL       Charges (per       times the 1-3
                    process)           occurrence amount

1 to 60 Min. over   .075% of Monthly   One and a half
MSL                 Charges (per       times the 1-3
                    process)           occurrence amount

Occurrences in a    1-3 per each       4 or more-per each
calendar month      occurrence         occurrence

                            SERVICE CREDIT TABLE C-5

          CARDSOURCE SYSTEM - FILES READY TO TRANSMIT OUT BY 0800 (EST)

< 50%                                     .15% of total        .2% of total
                                          Monthly Charges      Monthly Charges

greater than or equal to  50% but < 80%   .1 % of total        .15% of total
                                          Monthly Charges      Monthly Charges

greater than or equal to 80% but < 90%    .05% of total        .1% of total
                                          Monthly Charges      Monthly Charges

greater than or equal to 90% but < 95%    .025% of total       .05% of total
                                          Monthly Charges      Monthly Charges

MSL greater than or equal to 95%          0                    0

Occurrences in a calendar month           1 - 3 occurrences    4 or more
                                          per each             occurrences per
                                          occurrence           each occurrence

                                  SCHEDULE T OF
                           TRANSACTION DOCUMENT #03-01
                                 MAINFRAME TOWER
                                 (UNITED STATES)
                CERTEGY PROVIDED OFFICE FURNISHING AND FACILITIES

Certegy shall provide the following Facilities to IBM for use solely in the performance of the Services in accordance of Section 4.7 of this Transaction Document.

     1. The Facilities to be provided to IBM shall be substantially similar to those facilities provided by Certegy to its staff.

     2. Offices shall be provided for IBM management staff as indicated in Table 1 below, and shall include a secure office with key lock access.

     3. Cubicles shall be provided for non-management staff as indicated in Table 2 below, and shall include desks with lock and key.

     4. The office environment is to be secure or to provide secure storage, at a level that a key or security pass is required for access.

     5. The office environment is to be accessible on a seven (7) day a week twenty-four (24) hour a day basis as required to meet the Service requirements of Certegy.

     6. If IBM elects to add staff from time to time in addition to the equivalent number of staff in Table 1 and 2 to this Schedule, any cost associated with acquiring/installing cubicles or office furnishings, wiring, telephone, chairs, copiers or fax machines will be the responsibility of IBM and will be dependent on space availability and prior written approval of Certegy.

Table 1: Office accommodation to be provided to IBM by Certegy for IBM Management at the St. Petersburg, Florida location.

POSITION                OFFICE   DESK   PHONE   LAN ACCESS
---------------------   ------   ----   -----   ----------
1 x Project Executive      Y       Y      Y          Y

1 x Deputy Project
Executive                  Y       Y      Y          Y

1 x Delivery Project
Executive                  Y       Y      Y          Y

Schedule T                       March 14, 2003                      Page 1 of 2
CERTEGY/IBM CONFIDENTIAL

Table 2: Cubicle accommodation to be provided to IBM by Certegy for IBM general staff

                                                        NUMBER OF LAN
NUMBER OF STAFF POSITIONS   CUBICLES   DESKS   PHONES    ACCESS PORTS
-------------------------   --------   -----   ------   -------------
St. Petersburg, Florida       13        13      13           13
Madison, Wisconsin             2         2       2            2
Salt Lake City , Utah          2         2       2            2
Alpharetta, Georgia            1         1       1            1
Tuscaloosa, Alabama            1         1       1            1

                                   SCHEDULE U
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                  BILL OF SALE

IBM BILL OF SALE

INTERNATIONAL BUSINESS MACHINES CORPORATION, having offices at Route 100, Somers, New York 10589 ("Seller"), for consideration of one dollar ($1.00) the receipt of which is hereby acknowledged, paid by __________________________, a corporation having a place of business at _______________________, ____________,________________ ___________ ("Purchaser"), by this Bill of
Sale does sell, transfer, grant and convey to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the equipment, goods and other assets (all of the foregoing being hereinafter collectively referred to as the "Property"), made and effective as of _____________ ___, 200_. Seller warrants that it has clear title to the Property free of any liens and encumbrances.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the __________ day of ____________, 20__.

INTERNATIONAL BUSINESS MACHINES CORPORATION


By
   ----------------------------------
   Authorized Signature

-------------------------------------
Name (Type or Print)                    Date


Schedule U                       March 14, 2003                      Page 1 of 2
CERTEGY/IBM CONFIDENTIAL

CERTEGY BILL OF SALE

Certegy Inc., a corporation having a place of business at ________________________________________, _____________,
_____________________("Seller"), for consideration
of_____________________________________________($___________) the receipt of which is hereby acknowledged, paid by a division of International Business Machines Corporation, having its headquarters at Route 100, Somers, New York 10589 ("Purchaser"), by this Bill of Sale does sell, transfer, grant and convey to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the equipment, goods and other assets (all of the foregoing being hereinafter collectively referred to as the "Property"), made and effective as of _____________________, 200_. Seller warrants that it has clear title to the Property free of any liens and encumbrances.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the ___________ day of _____________, 20_.

CERTEGY INC.


By
   -------------------------------
   Authorized Signature

----------------------------------
Name (Type or Print)                    Date

                                  SCHEDULE V OF
                           TRANSACTION DOCUMENT #03-01
                                 (UNITED STATES)
                                 MAINFRAME TOWER
                                  KEY POSITIONS

This Schedule lists the Key Positions pursuant to the Master Agreement and this Transaction Document. The list of Key Positions will be updated as agreed through the term of this Transaction Document.

STAFF POSITION                    NAME
--------------               --------------
Global Project Executive     Arthur Gopfert
Project Executive            TBD
Deputy Project Executive     Ken Andrews
Delivery Project Executive   TBD


Schedule V                       March 14, 2003                      Page 1 of 1
CERTEGY/IBM CONFIDENTIAL